The AAL Mutual Funds

A N N U A L
R E P O R T

April 30, 2001

Equity and Balanced Funds

  The AAL Technology Stock Fund
  The AAL Aggressive Growth Fund
  The AAL Small Cap Stock Fund
  The AAL Mid Cap Stock Fund
  The AAL International Fund
  The AAL Capital Growth Fund
  The AAL Equity Income Fund
  The AAL Balanced Fund

Index Funds

  The AAL Small Cap Index Fund II
  The AAL Mid Cap Index Fund II
  The AAL Large Company Index Fund II

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The AAL Mutual Funds Annual Report

Table of Contents

 President's Letter........................................................2
 The Economy and Markets in Review.........................................3
 Portfolio Perspectives

 Schedule of Investments

 Financial Highlights

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Dear AAL Mutual Fund Shareholder:

We are pleased to provide you with the Annual Report for The AAL Mutual Funds for the year ended April 30, 2001. On the following pages, you will find in-depth information on each of The AAL Mutual Funds. We have included commentaries from each of the portfolio managers which review past market events that affected performance and discussion of their investment strategy. We hope you find their comments informative.

The AAL Mutual Funds family offers a broad spectrum of investment choices to meet most investment needs; growth, income, tax-free – even international holdings. Whether you want to create a new investment program, further diversify your assets or take advantage of specific market opportunities, The AAL Mutual Funds are designed to help you meet your needs.

The AAL Mutual Funds family now offers the following investment options:

 Equity and Balanced Funds                 Index Funds
 oThe AAL Technology Stock Fund            oThe AAL Small Cap Index Fund II
 oThe AAL Aggressive Growth Fund           oThe AAL Mid Cap Index Fund II
 oThe AAL Small Cap Stock Fund             oThe AAL Large Company Index Fund II
 oThe AAL Mid Cap Stock Fund               Fixed-Income Funds
 oThe AAL International Fund               oThe AAL High Yield Bond Fund
 oThe AAL Capital Growth Fund              oThe AAL Municipal Bond Fund
 oThe AAL Equity Income Fund               oThe AAL Bond Fund
 oThe AAL Balanced Fund                    oThe AAL Money Market Fund

If you have any questions about your investments or this report, please contact your local AAL representative. You can also access your account information 24 hours a day at our Web site, www.aalcmc.org, or through our automated telephone line at (800) 553-6319. By dialing this number, you can access and speak with a Mutual Fund Service Center representative. The service center representatives are available central time from 7 a.m. to 8 p.m. Monday through Thursday, 7 a.m. to 6 p.m. Fridays and 9 a.m. to 1 p.m. on Saturdays.

Thank you for your continued confidence in The AAL Mutual Funds.

Sincerely,

/s/ Robert G. Same

Robert G. Same
President
The AAL Mutual Funds

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The Economy and Markets in Review

Economic summary
U.S. Gross Domestic Product (GDP) grew at a 1.0% annualized rate in the fourth quarter of 2000, before inching up to a 1.3% growth rate in the first quarter of 2001. This anemic growth in our economy is a dramatic shift from the robust 5.50% annualized rate we experienced in the first half of 2000.

The Federal Reserve Open Market Committee (FOMC) began an aggressive easing campaign during the first four months of 2001, reducing short-term rates by 2% in four separate half percent moves. By maintaining an opinion that continued weakness remains the greatest threat to the domestic economy, the FOMC has effectively signaled to the marketplace that further rate reductions should be expected. The FOMC has two scheduled meetings during the second quarter of this year.

Market summary
Treasury yields along much of the yield curve fell dramatically in response to the weaker economic environment described above. As would be expected, the short end of the Treasury curve led the rally. During the first four months of this year, yields on two-year U.S. Treasury Notes and five-year Treasury Notes declined. However, yield levels on long-term Treasury securities increased. This shift reflects bond investor expectations that the economy will continue to slow, the FOMC will continue to ease in an effort to avoid a recession and inflation will remain under control. This declining interest rate environment provided for attractive total rates of return for bond investors over the past year with the exception of investors in high-yield bonds. The high-yield bond asset class has now struggled for two and-a-half years as a result of high default rates and poor liquidity within the universe of these securities.

While Treasuries rallied, equity indices fell precipitously during the first three months of 2001 before improving slightly in April. Anemic economic growth, both domestically and abroad, manifested itself in weaker-than-anticipated earnings realizations for a large number of companies. Furthermore, the market’s expectations for future earnings growth in many sectors have been and continue to be cut dramatically.

In turn, equity valuation levels, which by many measures were unsustainably high, corrected dramatically over the past year. For example, the S&P 500 Index of large-capitalization stocks fell, and as of April 30, 2001, was off 18.2% from its highs in the first quarter of 2000. Also, as of April 30, 2001, mid-capitalization stocks, as represented by the S&P 400 Index, were off 5.65% from their highs, while the S&P 600 Index of small-capitalization stocks was down 6.35% since its high in 2000. The technology-laden NASDAQ Composite Index saw its value decline dramatically as of April 30, 2001, by 58.1% from its peak in the first quarter of 2000. Certainly, we have seen major revisions in the valuations of stocks.

So where do you go from here?

  Stay diversified between asset classes in keeping with your risk tolerance and goals. Diversification is the key to managing risk in these volatile times.
  Don’t try to market time—it’s time in the market, not market timing that leads to best results. Studies show that major market rallies come in short time frames and if you are on the sidelines during these market surges, you may hurt your performance.
  Keep a long-term perspective to maximize your results. Sitting on the sidelines often leads to missed opportunities and may impact your ability to meet your long-term goals.

Your AAL representative will help you sort through the many financial questions you need to answer as you plan for the future.

/s/ James H. Abitz

James H. Abitz
Chief Investment Officer
Aid Association for Lutherans

The AAL Mutual Funds Annual Report . . . Portfolio Perspective

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The AAL Technology Stock Fund

A Share Ticker . . . AATSX . . . A Share Assets . . .  $27,787,550 . . . B Share
Assets . . .  $2,616,400 . . . I Share Assets . . . $9,303,589 . . . A Share NAV
 . . . $5.13 . . . B Share  NAV . . .  $5.10 . . . I Share  NAV . . . $5.19 . . .
Number of Securities in Portfolio . . . 83

The technology sector imploded over the last year as the combination of rising interest rates and energy prices significantly slowed the worldwide economy. As the economy slowed, businesses rapidly cut back on or delayed capital equipment expenditures. Slowing economy combined with high valuations resulted in a disastrous year for technology stocks.

The AAL Technology Fund (the Fund) did not escape unharmed. While it is hard to get excited about negative returns, the Fund did outperform the Goldman Sachs Technology Industry Composite Index. The Fund returned negative 48.7% from July 1, 2000 through April 30, 2001 versus the GTC Index return of negative 49.7% for the same period. Every technology industry except services recorded negative returns over the period. The tables below highlight the top and bottom five contributing stocks to portfolio performance over the period July 1, 2000 through April 30, 2001.

Top Five Contributors           Bottom Five Contributors
NVIDIA Corporation              Cisco Systems, Inc.
Intersil Holding Corporation    Nortel Networks Corporation
Brooks Automation, Inc.         Intel Corporation
Microsoft Corporation           Ariba, Inc.
Electronic Arts, Inc.           Corning, Inc.

We are currently left balancing between a grim near-term outlook and an accommodating Federal Reserve. With all of the negative technology news recently, it would be easy to be very conservative with our portfolio strategy. However, we believe now is not the time to be conservative. There are several indicators that lead us to this conclusion. The first indicator is the yield curve. The yield curve is a good predictor of economic activity 12 months in the future. It is also a good measure of how effective the Federal Reserve is with its monetary policy. The yield curve as of April 30, 2001 is positively sloped with the difference between the 30-year T-bond and the three-month T-bill at 1.9%. This steepening of the yield curve suggests the Federal Reserve is going to be effective at stimulating economic growth in the near future. Another indicator is the inventory level at technology companies. While many investors feared that the technology market would have months if not years of inventory to work through once the economy accelerated again, many technology companies, with the exception of the telecommunication equipment providers, managed their inventory levels better than most expected. While we will still need a pick up in demand to sustain any rally in technology stocks, the current inventory situation should not be a major drag on the market.

What would make us more aggressive with portfolio positioning? First, we would like to see technology company management teams purchasing shares of their own company. At the beginning of 2001, technology management teams were selling their company shares at a record pace. However, this indicator has been less bearish as insiders have slowed down their selling. We would like to see some insiders to begin purchasing to be confident business fundamentals are turning. Another very important aspect we are watching in the technology sector is consolidation. We would like to see many of the second-, third- and fourth-tier technology companies be acquired or go out of business. If the market rebounds, we would also like to see very few, if any, technology companies proceed with IPOs. This consolidation would leave a bigger piece of the spending pie available for fewer players and, therefore, allow margins to expand. Overall, we continue with our pyramid strategy of holding technology leaders in established markets as the foundation of our portfolio and holding baskets of companies in emerging technologies.

/s/ Brian Flanagan

Brian Flanagan
Portfolio Manager

/s/ James A. Grossman

James A. Grossman
Portfolio Manager

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge
[MOUNTAIN CHART APPEARS HERE]

                     The AAL Technology         Goldman Sachs Technology
Date                     Stock Fund                  Composite Index
7/1/2000                     9,596.93                 10,000.00
7/31/2000                    9,289.83                  9,440.25
8/31/2000                   10,959.69                 10,668.14
9/29/2000                    9,644.91                  8,940.35
10/31/2000                   8,541.27                  8,265.10
11/30/2000                   6,142.03                  6,372.46
12/29/2000                   6,055.66                  5,826.41
1/31/2000                    6,756.24                  6,782.20
2/28/2001                    4,769.67                  4,902.05
3/30/2001                    3,982.73                  4,221.42
4/30/2001                    4,923.22                  5,027.12

*The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks. Data supplied by Goldman Sachs.

Total Returns/1/
April 30, 2001

Because the Fund has been in operation for less than a year, total returns are not annualized.

                                            From            Inception
                                          Inception/2/          Date
--------------------------------------------------------------------------------
Class A (without sales charge)              (48.70)%           7/1/2000
Class A/3/ (with sales charge)              (50.77)%           7/1/2000

Class B (without CDSC)                      (49.00)%           7/1/2000
Class B/3/ (with CDSC)                      (51.55)%           7/1/2000

Class I/4/                                  (48.10)%           7/1/2000

_____________
/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund primarily invests in technology-related industries; as a consequence, the Fund may be subject to greater price volatility than a fund investing in a broad range of industries.

/2/Total returns are not annualized and measure the cumulative change in the value of an investment in the Fund.

/3/Class A performance reflects the maximum sales charge of 4.00%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year. Class B shares have higher expenses than Class A shares.

/4/Class I shares have no sales load and are for institutional shareholders only.

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The AAL Aggressive Growth Fund

A Share Ticker . . . AAAGX
 . . . A Share Assets . . . $35,292,225 . . . B Share Assets . . . $3,034,694 . .
 . I Share Assets . . . $8,184,770 . . . A Share NAV . . . $6.70 . . . B Share
NAV . . . $6.65 . . . I Share NAV . . . $6.77 . . . Number of Securities in
Portfolio . . . 57

After holding rates steady throughout November and December, the Federal Reserve (Fed) reduced short-term interest rates twice during the month of January. However, by February it had become clear that the economy’s deceleration had actually intensified, and the Fed lowered rates again in March and April. Amid this economic environment, the Fund underperformed its benchmark, the S&P 500 Index.

Our most notable disappointment was cellular handset manufacturer Nokia. Wireless stocks in general have continued to suffer from a perception that cellular growth rates are moderating, as well as from lingering concerns that the costs of so-called “3-G” licenses will ultimately act as a drag on earnings across the sector. While we share these concerns, we also remain optimistic. Nokia consistently exhibited outstanding financial and operational management as well as recorded significant market share gains in both handsets and cellular infrastructure during the period.

Contributing positively to the Fund was video-game maker Electronic Arts. The company has emerged as the leading provider of games for Sony’s extraordinarily successful PlayStation 2. In addition, the launch of Microsoft’s long-awaited Xbox—scheduled for this fall—promises to give the company yet another avenue for its best-of-class content.

Cable holdings Comcast and Cablevision also performed well despite the market’s negative tone. Historically, cable has shown a strong ability to hold onto customers during economic slowdowns. The strong momentum that has developed behind the introduction of new services, such as high-speed Internet access and digital video, served as an additional catalyst for cable operators.

Looking ahead, with a series of Fed rate cuts already in place, we believe we are approaching a point where the market will begin to absorb negative earnings news as investors anticipate a recovery. Meanwhile, we have continued to do the same kind of detailed research we’ve always done in an effort to find those companies that will lead the way as the economy begins to stabilize over the next six to 18 months.

/s/ Michael Dugas

Michael Dugas
Portfolio Manager

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge
[MOUNTAIN CHART APPEARS HERE]

                   The AAL Aggressive
Date                  Growth Fund            S&P 500 Index
7/1/2000               9,596.93              10,000.00
7/31/2000              9,203.45               9,743.22
8/31/2000              9,731.29              10,348.37
9/29/2000              9,213.05               9,802.08
10/31/2000             8,800.38               9,760.62
11/30/2000             7,437.62               8,991.09
12/29/2000             7,408.83               9,035.06
1/31/2000              7,744.72               9,355.62
2/28/2001              6,295.59               8,502.58
3/30/2001              5,642.99               7,963.94
4/30/2001              6,429.94               8,582.82

Total Returns/1/
April 30, 2001

Because the Fund has been in operation for less than a year, total returns are not annualized.

                                              From            Inception
                                            Inception/2/          Date
Class A (without sales charge)               (33.00)%            7/1/2000
Class A/3/ (with sales charge)               (35.70)%            7/1/2000

Class B (without CDSC)                       (33.50)%            7/1/2000
Class B/3/ (with CDSC)                       (36.83)%            7/1/2000

Class I/4/                                   (32.30)%            7/1/2000

________________
/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Stock companies that offer the potential for accelerated earnings or revenue growth are likely to have increased price volatility.

/2/Total returns are not annualized and measure the cumulative change in the value of an investment in the Fund.

/3/Class A performance reflects the maximum sales charge of 4.00%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year. Class B shares have higher expenses than Class A shares.

/4/Class I shares have no sales load and are for institutional shareholders only.

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The AAL Small Cap Stock Fund

A Share Ticker . . . AASMX
 . . . B Share Ticker . . . BBSMX . . . A Share Assets . . . $258,583,017 . . . B
Share Assets . . . $31,163,935. . . I Share Assets . . .$3,838,878 . . . A Share
NAV . . .$13.39. . .B Share NAV . . .$12.86. . .I Share NAV. . . $13.71. . .
Number of Securities in Portfolio . . . 155

The past twelve months provided an interesting ride for small-cap investors. At various times during the past year, small-cap investors were down nearly 10% only to recover, and find themselves up about 10% on a year-to-date basis. The AAL Small Cap Fund finished the twelve month period with a return of 7.77%, which compares to a 8.09% return for the S&P SmallCap 600 Index. Another widely regarded smallcap benchmark, the Russell 2000, actually finished with a negative return, down 2.76%.

As this volatility would indicate, the past twelve months were difficult for many investors. The sharp rise in technology stocks over the past few years came to an abrupt end. The NASDAQ Composite, which contains many technology stocks, was down 45% during the past year. The S&P 500 Index, which represents larger company stocks, was off almost 13%. So comparatively, small-cap stocks actually did much better than most other parts of the stock market.

We have continued our strategy of being broadly diversified across all sectors of the stock market. Due to the volatile markets that we have experienced during the past few years, we try to maintain a relatively balanced portfolio by making very few economic sector calls. Individual stocks and sectors can make extremely fast and exaggerated moves. If a portfolio is overweighted or underweighted in certain sectors, those volatile moves can cause extreme variances in fund performance. Our strategy is to try to invest in the best stocks within each sector. Any sector overweight or underweight relative to the S&P 600 SmallCap Index is usually pretty insignificant.

The biggest story in the stock market over the past year has been the decline of the technology sector. After huge gains in technology stocks over the past couple of years, stock prices of tech companies dropped sharply.

The Internet based technology investment are not a big part of The AAL Small Cap Stock Fund, as we are more inclined to invest in more profitable, although slower growing technology companies. The lack of exposure to these types of technology stocks worked to our advantage over the last year.

A sector of the stock market which worked well for the Fund was the energy sector. The price of oil and natural gas has risen dramatically over the past year and we were well positioned to benefit from this trend. Early last year, we were fully invested in oil and gas drilling companies, with a special emphasis on companies that had exposure to natural gas. In particular, Precision Drilling Corporation was a big contributor to the Fund’s performance. The stock of this Canadian based driller of natural gas was up over 30% during the last year and was a sizable position for the Fund most of that time. Another energy related investment for the Fund is the Shaw Group, Inc. This company provides engineering and construction services to the power generation (utility) industry. As the demand for electric power increases, the demand for this company’s services has surged. Shaw Group’s stock price increased over 200% during the last twelve months.

/s/ Kevin Schmitting

Kevin Schmitting
Portfolio Manager

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge
[MOUNTAIN CHART APPEARS HERE]

                   The AAL Small                S&PSmallCap
Date               Cap Stock Fund               600 Index*
7/1/96              9,596.93                    10,000.00
7/31/96             9,165.07                     9,241.62
8/30/96            10,316.70                     9,812.47
9/30/96            10,786.95                    10,242.85
10/31/96           10,441.46                    10,171.97
11/29/96           10,681.38                    10,700.30
12/31/96           11,008.07                    10,825.60
1/31/97            11,047.38                    11,005.63
2/28/97            10,565.78                    10,777.93
3/31/97             9,887.61                    10,224.69
4/30/97             9,671.38                    10,349.95
5/30/97            11,145.67                    11,565.55
6/30/97            11,912.30                    12,076.75
7/31/97            12,452.88                    12,836.01
8/29/97            12,836.20                    13,159.22
9/30/97            13,789.57                    14,029.44
10/31/97           13,229.34                    13,423.93
11/28/97           13,101.57                    13,325.94
12/31/97           12,863.43                    13,594.99
1/30/98            12,646.28                    13,329.88
2/27/98            13,701.00                    14,543.97
3/31/98            14,145.63                    15,099.40
4/30/98            14,311.08                    15,188.34
5/29/98            13,215.00                    14,384.27
6/30/98            13,235.68                    14,426.56
7/31/98            12,480.83                    13,322.78
8/31/98             9,647.57                    10,751.22
9/30/98            10,412.76                    11,409.73
10/30/98           10,950.46                    11,939.60
11/30/98           11,777.69                    12,611.56
12/31/98           12,543.29                    13,417.56
1/29/99            12,617.83                    13,249.17
2/26/99            11,350.72                    12,055.03
3/31/99            11,137.76                    12,210.66
4/30/99            11,595.62                    13,017.41
5/28/99            11,829.88                    13,334.26
6/30/99            12,309.04                    14,093.24
7/30/99            12,490.05                    13,968.80
8/31/99            11,915.06                    13,354.17
9/30/99            11,915.06                    13,410.66
10/29/99           11,851.18                    13,377.00
11/30/99           12,745.60                    13,936.29
12/31/99           14,193.73                    15,082.00
1/31/00            13,586.79                    14,614.60
2/29/00            15,684.44                    16,571.79
3/31/00            15,876.10                    15,959.13
4/30/00            15,546.02                    15,685.59
5/31/00            15,439.54                    15,220.67
6/30/00            16,536.28                    16,120.67
7/31/00            15,599.26                    15,724.91
8/31/00            17,302.93                    17,118.76
9/29/00            17,292.28                    16,652.62
10/31/00           16,898.31                    16,756.87
11/30/00           15,034.91                    15,012.31
12/29/00           16,728.44                    16,861.68
1/31/01            17,729.40                    17,584.54
2/28/01            16,540.77                    16,511.53
3/30/01            15,489.76                    15,754.31
4/30/01            16,753.47                    16,955.10

*An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

Average Annual Total Returns/1/
April 30, 2001

                                                    From           Inception
                                     1-Year       Inception          Date
--------------------------------------------------------------------------------
Class A (without sales charge)        7.77%        12.22%           7/1/1996
Class A/2/ (with sales charge)        3.44%        11.27%           7/1/1996

Class B (without CDSC)                6.72%         9.25%           1/8/1997
Class B/2/ (with CDSC)                1.72%         9.08%           1/8/1997

Class I/3/                            8.53%        10.00%         12/29/1997

________________
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/ Class A performance has been restated to reflect the maximum sales charge of 4.00%. Prior to 1/8/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year. Class B shares have higher expenses than Class A Shares.

/3/ Class I shares have no sales load and are for institutional shareholders only.

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The AAL Mid Cap Stock Fund

A Share Ticker . . . AASCX . . . B Share Ticker . . . BBSCX . . . A Share Assets
 . . . $883,150,144 . . . B Share Assets . . . $36,429,343. . .I Share Assets . .
 .$24,304,950  . . .A Share  NAV.  .  .$14.73.  . .B Share NAV. . .$14.00 . . . I
Share NAV. . .$14.98. . . Number of Securities in Portfolio . . .102

The AAL Mid Cap Stock Fund delivered a very solid fiscal 2001. In a year widely regarded as one of the worst for equities in a decade, our Fund generated solidly positive results, only moderately below long-term historical averages. The Fund returned 7.26% after expenses, marginally better than the S&P MidCap 400 Index return of 7.04%.

Major factors impacting performance in the mid-cap market for the period included the significant decline of technology and telecommunication shares and the resurgence of energy and utility stocks. During the fiscal year, mid-cap technology and telecommunication holdings lost about 20% of their value. Broader-based technology indexes lost more than double that when the combination of all-time high valuations and slowing spending on technology infrastructure led to the market’s reassessment of the future. On the other end of the spectrum, energy and utility holdings increased by about 30% during the period as the country came to grips with an energy shortage.

The Fund benefited from these trends, as it was neutral to underweight technology and overweight energy and utilities. In comparison to the S&P MidCap 400 Index, the Fund’s technology weighting was essentially neutral. However, in comparison to other mid-cap funds, The AAL Mid Cap Stock Fund held far fewer technology shares; this was the primary reason for our positive return among a group which averaged a loss.

The Fund’s overwieght in the energy sector also proved to be beneficial. This sector accounted for all of the Fund’s outperformance relative to the Index during the year.

Major individual contributors to performance for the Fund included Concord EFS, Inc. (processor of financial transactions) which returned over 100%, EOG Resources, Inc. (natural gas exploration and production company) which returned 86.5%, and MDU Resources Group, Inc. and Dynegy, Inc. (electric utilities) which returned 80%.

The key disappointments for the year were obviously in the technology area. Critical Path, Inc. (outsourcing of e-mail and other services), Globe Span, Inc. (semiconductors), and webMethods, Inc. (business-to-business software) each lost approximately 75% of its value during the period.

The approach of investing in a broadly diversified portfolio of mid-cap stocks while taking measured risks in areas of perceived opportunity worked well in fiscal 2001. The diversification allows the Fund to participate in the general return opportunities of the MidCap market while selectively taking modest risks provides the opportunity to add value. This approach to managing risk, not just taking risk, will serve the Fund as well over the long-term as it did in fiscal 2001.

/s/ Michael R. Hochholzer

Michael R. Hochholzer
Portfolio Manager

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge
[MOUNTAIN CHART APPEARS HERE]

                   The AAL Mid Cap               S&P MidCap
Date                 Stock Fund                  400 Index*
30-Jun-93             9,596.93                   10,000.00
30-Jul-93             9,491.36                    9,980.80
31-Aug-93             9,923.22                   10,392.91
30-Sep-93            10,393.47                   10,502.66
29-Oct-93            10,268.71                   10,536.89
30-Nov-93             9,942.42                   10,303.82
31-Dec-93            10,422.26                   10,782.12
31-Jan-94            10,758.16                   11,032.91
28-Feb-94            10,786.95                   10,876.36
31-Mar-94            10,019.19                   10,372.56
29-Apr-94             9,961.61                   10,449.74
31-May-94             9,404.99                   10,350.78
30-Jun-94             8,598.85                    9,994.30
29-Jul-94             8,637.24                   10,332.70
31-Aug-94             9,443.38                   10,873.83
30-Sep-94             9,510.56                   10,670.92
31-Oct-94             9,932.82                   10,787.55
30-Nov-94             9,577.74                   10,301.04
30-Dec-94             9,923.22                   10,395.60
31-Jan-95             9,520.15                   10,504.34
28-Feb-95            10,009.60                   11,054.97
31-Mar-95            10,508.64                   11,246.78
28-Apr-95            10,479.85                   11,472.61
31-May-95            10,614.20                   11,749.45
30-Jun-95            11,631.48                   12,227.77
31-Jul-95            12,811.90                   12,865.69
31-Aug-95            12,735.12                   13,103.58
29-Sep-95            13,522.07                   13,421.21
31-Oct-95            13,742.80                   13,075.88
30-Nov-95            14,309.02                   13,646.90
29-Dec-95            14,337.81                   13,612.92
31-Jan-96            14,299.42                   13,810.45
29-Feb-96            14,980.81                   14,279.86
29-Mar-96            15,095.97                   14,450.94
30-Apr-96            16,410.75                   14,892.27
31-May-96            17,024.95                   15,093.61
28-Jun-96            15,950.10                   14,867.06
31-Jul-96            14,059.50                   13,861.30
30-Aug-96            15,028.79                   14,660.68
30-Sep-96            15,825.34                   15,299.89
31-Oct-96            15,009.60                   15,344.41
29-Nov-96            15,796.55                   16,208.76
31-Dec-96            15,591.79                   16,226.75
31-Jan-97            16,154.38                   16,835.90
28-Feb-97            15,603.27                   16,697.51
31-Mar-97            14,455.12                   15,985.70
30-Apr-97            14,592.90                   16,400.21
30-May-97            16,154.38                   17,834.24
30-Jun-97            16,843.26                   18,335.21
31-Jul-97            17,934.00                   20,150.57
29-Aug-97            17,968.44                   20,126.19
30-Sep-97            19,288.81                   21,283.05
31-Oct-97            18,358.81                   20,357.02
28-Nov-97            18,266.96                   20,658.71
31-Dec-97            18,403.73                   21,460.48
30-Jan-98            17,971.90                   21,051.87
27-Feb-98            19,280.10                   22,796.02
31-Mar-98            20,080.26                   23,824.12
30-Apr-98            20,232.67                   24,258.91
29-May-98            19,051.48                   23,167.50
30-Jun-98            19,419.81                   23,313.68
31-Jul-98            18,213.22                   22,409.81
31-Aug-98            14,187.00                   18,238.45
30-Sep-98            15,291.99                   19,941.01
30-Oct-98            16,269.97                   21,723.14
30-Nov-98            17,171.74                   22,807.12
31-Dec-98            18,785.99                   25,562.68
29-Jan-99            18,732.16                   24,567.52
26-Feb-99            17,669.06                   23,281.17
31-Mar-99            18,140.05                   23,931.64
30-Apr-99            18,691.79                   25,819.37
28-May-99            19,391.55                   25,931.17
30-Jun-99            20,468.11                   27,319.78
30-Jul-99            20,225.89                   26,739.24
31-Aug-99            19,539.58                   25,822.62
30-Sep-99            19,108.96                   25,025.47
29-Oct-99            19,862.55                   26,300.77
30-Nov-99            20,683.43                   27,681.30
31-Dec-99            22,228.61                   29,326.40
31-Jan-00            21,261.53                   28,500.57
29-Feb-00            23,537.01                   30,495.04
31-Mar-00            24,475.65                   33,047.17
28-Apr-00            23,793.00                   31,893.16
31-May-00            23,465.90                   31,495.13
30-Jun-00            24,944.97                   31,957.80
31-Jul-00            24,774.30                   32,462.73
31-Aug-00            27,789.32                   36,087.19
29-Sep-00            28,002.64                   35,840.00
31-Oct-00            26,793.79                   34,624.66
30-Nov-00            23,807.22                   32,011.19
29-Dec-00            26,679.99                   34,460.05
31-Jan-01            26,437.45                   35,227.47
28-Feb-01            24,774.28                   33,217.04
30-Mar-01            22,677.99                   30,747.36
30-Apr-01            25,519.24                  34,139.40

*An unmanaged index comprised of 400 stocks designed to represent performance of the mid-cap segment of the U.S. equity markets. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

Average Annual Total Returns/1/
April 30, 2001

                                                          From        Inception
                                  1-Year     5-Year     Inception       Date
--------------------------------------------------------------------------------
Class A (without sales charge)     7.26%      9.23%      13.29%       6/30/1993
Class A/2/ (with sales charge)     2.95%      8.35%      12.70%       6/30/1993

Class B (without CDSC)             6.18%       N/A       10.75%        1/8/1997
Class B/2/ (with CDSC)             1.18%       N/A       10.58%        1/8/1997

Class I/3/                         7.68%       N/A       11.85%      12/29/1997

_________________
/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/Class A performance has been restated to reflect the maximum sales charge of 4.00%. Prior to 1/8/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year. Class B shares have higher expenses than Class A shares.

/3/Class I shares have no sales load and are for institutional shareholders only.

[PHOTO APPEARS HERE]

The AAL International Fund

A Share Ticker . . . AAITX . . . B Share Ticker . . . BBITX . . . A Share Assets
 . . . $190,591,741. . . B Share Assets . . . $13,697,379. . . I Share Assets . .
 .$3,320,776.  . . A Share NAV. . . $10.56 . . . B Share NAV . . . $10.39 . . . I
Share NAV. . . $10.63 . . .Number of Securities in Portfolio. . . 68

Oechsle International uses an earnings driven investment approach. It is a research driven analysis performed by an experienced team of investment professionals in offices worldwide. The emphasis is on identifying and exploiting pricing inefficiencies in country markets, currencies, industry sectors and individual securities over an investment horizon of one to two years. We seek earnings growth potential that the market has not yet fully recognized. We may significantly overweight in attractive markets, while attempting to spread risk through broad country diversification.

The AAL International Fund underperformed its benchmark for the twelve month period ending April 30, 2001, returning a negative 21.61% compared to the MSCI EAFE Index return of negative 16.32%. This was mostly because of the Fund’s underperformance in the fourth quarter, when the Fund declined 6.24% versus the benchmark’s decline of 2.68% return. Softening U.S. economic data late in 2000 fueled fears of a global slowdown and equity markets struggled. Third quarter U.S. growth was confirmed in December at only 2.2% while surveys foretold a significant slowdown for late 2000 and early 2001. Rising auto inventories, slowing PC sales and slow holiday retail sales in the U.S. added to investor worries about the world economy, and international equity prices declined nearly 5% in the fourth quarter. They did this despite the easing of several concerns that had depressed investor sentiment in previous months. The price of oil, for example, fell more than 20% from its peak. Also, European growth began to look more attractive relative to the slowing American economy and the euro staged a spirited rally from depressed levels. However, these events were not enough to support markets.

The Fund’s overweight in the telecommunication sector caused the portfolio’s underperformance in 2000. The tightening monetary policies of the world’s central banks during the year reduced liquidity substantially, causing activity in the lending and equity IPO markets to dry up and shut down in the second half.

However, the Fund was helped by its underweight position in Japan in the second half of the year. Japan was the weakest developing market in the world in 2000, reflecting its sensitivity to slowing global growth. The benefits of this underweight were partly offset by investments in emerging markets during 2000 as developing markets struggled in the illiquid conditions.

Looking forward, we continue to tread cautiously. Strong bearish sentiment is confirmed by the recent disclosure that money market funds had risen to the equivalent of 15% of the value of the entire New York Stock Exchange. The excesses in the system are modest and correctable, and the Federal Reserve is leading a global campaign to restore badly needed liquidity to the system. We expect this campaign to succeed later in the year, with further improvement in 2002. Therefore, we continue to orient our research toward finding companies that will exceed consensus expectations when the global economy turns up later this year. Historically, sectors such as technology, retail, media and automotive have provided such companies when the time for greater optimism arrives. While earnings risks constrain near-term enthusiasm, the market will begin to discount the coming upturn in advance. Stronger market response to negative news will indicate that the market is bottoming. That time may not be very far away.

/s/ Kathleen M. Harris

Kathleen M. Harris
Portfolio Manager

/s/ L. Sean Roche

L. Sean Roche
Portfolio Manager

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge
[MOUNTAIN CHART APPEARS HERE]

                     The AAL
Date            International Fund          EAFE Index*
08/01/95            9,596.93               10,000.00
08/31/95            9,616.12                9,618.54
09/29/95            9,577.74                9,806.39
10/31/95            9,558.54                9,542.79
11/30/95            9,558.54                9,808.31
12/29/95            9,735.51               10,203.49
01/31/96           10,149.17               10,245.38
02/29/96           10,110.69               10,280.01
03/29/96           10,264.61               10,498.32
04/30/96           10,659.04               10,803.54
05/31/96           10,601.32               10,604.73
06/28/96           10,649.42               10,664.42
07/31/96           10,293.47               10,352.73
08/30/96           10,322.33               10,375.41
09/30/96           10,514.73               10,651.04
10/31/96           10,610.94               10,542.04
11/29/96           10,986.12               10,961.48
12/31/96           10,923.86               10,820.49
01/31/97           11,123.20               10,441.70
02/28/97           11,372.38               10,612.59
03/31/97           11,352.44               10,651.01
04/30/97           11,332.51               10,707.53
05/30/97           11,850.79               11,404.31
06/30/97           12,209.61               12,033.22
07/31/97           12,289.34               12,227.90
08/29/97           11,890.66               11,314.67
09/30/97           12,060.10               11,948.50
10/31/97           11,372.38               11,030.08
11/28/97           11,183.00               10,917.64
12/31/97           11,030.07               11,012.87
01/30/98           11,324.64               11,516.53
02/27/98           11,728.31               12,255.50
03/31/98           12,088.34               12,632.87
04/30/98           12,164.71               12,732.86
05/29/98           12,284.73               12,671.05
06/30/98           12,131.98               12,766.97
07/31/98           12,011.97               12,896.40
08/31/98           10,975.52               11,298.67
09/30/98           10,615.49               10,952.27
10/30/98           11,171.90               12,093.94
11/30/98           11,771.95               12,713.52
12/31/98           12,250.26               13,215.07
01/29/99           12,765.46               13,176.05
02/26/99           12,330.40               12,862.04
03/31/99           12,525.03               13,398.92
04/30/99           12,994.43               13,941.84
05/28/99           12,547.93               13,223.84
06/30/99           12,914.29               13,739.40
07/30/99           13,269.21               14,147.78
08/31/99           13,647.02               14,199.45
09/30/99           13,864.54               14,342.38
10/29/99           14,379.74               14,879.59
11/30/99           15,169.71               15,396.58
12/31/99           17,108.75               16,778.45
01/31/00           16,467.46               15,712.37
02/29/00           17,658.43               16,135.34
03/31/00           17,601.17               16,760.81
04/28/00           16,101.01               15,878.81
05/31/00           15,562.78               15,490.98
06/30/00           16,307.14               16,096.81
07/31/00           15,654.39               15,421.95
08/31/00           15,952.14               15,555.81
09/29/00           15,001.65               14,798.37
10/31/00           14,440.52               14,448.80
11/30/00           13,684.71               13,906.97
12/29/00           14,007.83               14,401.28
01/31/01           14,151.25               14,406.06
02/28/01           12,884.33               13,329.03
03/30/01           11,904.26               12,423.63
04/30/01           12,621.39              13,276.66

*The MSCI EAFE Index® is an unmanaged market capitalization-weighted equity index composed of a sample of companies representative of the market structure in 20 countries. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float. It is not possible to invest directly in the Index.

Average Annual Total Returns/1/
April 30, 2001

                                                          From      Inception
                                  1-Year      5-Year    Inception     Date
-------------------------------------------------------------------------------
Class A (without sales charge)    (21.61)%    3.44%      4.88%        8/1/1995
Class A/2/ (with sales charge)    (24.77)%    2.60%      4.13%        8/1/1995

Class B (without CDSC)            (22.56)%     N/A       2.25%        1/8/1997
Class B/2/ (with CDSC)            (26.43)%     N/A       2.03%        1/8/1997

Class I/3/                        (21.12)%     N/A       3.73%      12/29/1997

________________
/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. International securities carry additional risks such as currency fluctuation, economic and political instability and different accounting standards.

/2/Class A performance has been restated to reflect the maximum sales charge of 4.00%. Prior to 1/8/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year. Class B shares have higher expenses than Class A shares.

/3/Class I shares have no sales load and are for institutional shareholders only.

[PHOTO APPEARS HERE]

The AAL Capital Growth Fund

A Share Ticker.  . . AALGX. . . B Share Ticker. . . BBLGX . . .I Share Ticker. .
 .IILGX  . . .A  Share  Assets.  . .  $3,912,527,706.  . . B  Share  Assets.  . .
$154,085,149. . .I Share Assets. . . $91,824,105. . . A Share NAV. . . $34.82. .
 . B Share NAV. . . $33.71.  . .I Share NAV. . . $34.88.  . .Number of Securities
in Portfolio. . .97

The last twelve months have been a difficult period for the large capitalization equity market. The S&P 500 Index had a total return of negative 12.97% during this period. The AAL Capital Growth Fund’s performance was much better than the S&P 500 on a relative basis. The total return for the AAL Capital Growth Fund for the year ended April 30, 2001, was negative 4.19%.

The main reason the AAL Capital Growth Fund out performed the S&P 500 by 8.78% over the last twelve months was the Fund’s underweighting in the technology sector for most of that period. Although the Fund ended the fiscal year only about 1% under- weighted in the technology sector, the Fund’s average underweighting was close to 9%, relative to the S&P 500Index. The reason this helped the Fund so much was the technology stocks in the S&P 500 Index declined almost 50%, making the technology sector the worst performing sector in the Index.

The Fund was underweighted in the technology sector because it generally buys growth stocks at a reasonable price, and sells stocks with negative earnings estimate revisions. In the case of technology stocks last year, they became expensive even if one assumed historically high growth rates. The Fund sold the technology stocks it owned with declining earnings estimates. The Fund did not increase its holdings in technology stocks until April of 2001, ending the period only about 1% underweighted, because by the end of April technology stocks were much more reasonably priced relative to their future growth, having declined almost 50%.

The market conditions that caused this decline were primarily the result of the monetary policy of the Federal Reserve. The Federal Funds rate peaked in May of 2000 at 6.50% and held rates there until January of 2001. These high rates caused the economy to slow down, and when it did, technology stocks took the brunt. Since January, the Federal Reserve has lowered interest rates faster than any time during Alan Greenspan’s tenure as chairman of the Federal Reserve. Hopefully, this aggressive easing of monetary policy will keep the economic slowdown from turning into a recession.

The main things we are watching in this regard are corporate insider buying and earnings estimate revisions. As of the end of April, corporate insiders had not yet begun to buy aggressively but they had at least slowed their selling significantly. Earnings estimate revisions still remain negative but should begin turning positive in the second half of 2001.

/s/ Frederick L. Plautz

Frederick L. Plautz
Portfolio Manager

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge
[MOUNTAIN CHART APPEARS HERE]

                    The AAL Capital             S&P 500
Date                  Growth Fund               Index*
04/30/91              9,598.15                10,000.00
05/31/91              9,992.27                10,431.40
06/28/91              9,652.24                 9,953.54
07/31/91             10,013.38                10,417.47
08/30/91             10,224.60                10,664.26
09/30/91             10,146.37                10,485.85
10/31/91             10,310.66                10,626.78
11/30/91              9,974.27                10,198.63
12/31/91             11,127.76                11,365.04
01/31/92             10,859.05                11,153.31
02/28/92             10,906.46                11,297.75
03/31/92             10,740.50                11,078.01
04/30/92             11,111.95                11,403.26
05/29/92             11,183.08                11,459.13
06/30/92             11,025.01                11,288.62
07/31/92             11,422.37                11,749.76
08/31/92             11,286.77                11,509.24
09/30/92             11,374.51                11,644.48
10/30/92             11,510.12                11,684.65
11/30/92             11,757.39                12,082.51
12/31/92             11,762.17                12,230.76
01/29/93             11,560.77                12,333.01
02/26/93             11,883.02                12,501.11
03/31/93             12,019.97                12,764.89
04/30/93             11,947.47                12,456.36
05/31/93             12,132.76                12,789.57
06/30/93             12,092.48                12,827.04
07/30/93             11,988.74                12,775.48
08/31/93             12,330.35                13,260.18
09/30/93             12,192.08                13,158.47
10/29/93             12,493.02                13,430.72
11/30/93             12,379.15                13,302.73
12/31/93             12,474.53                13,463.56
01/31/94             12,565.23                13,921.32
02/28/94             12,243.68                13,543.49
03/31/94             11,781.96                12,953.00
04/29/94             11,946.86                13,119.05
05/31/94             11,963.35                13,334.34
06/30/94             11,701.99                13,007.51
07/29/94             11,985.57                13,434.68
08/31/94             12,327.54                13,985.50
09/30/94             12,160.72                13,643.55
10/31/94             12,460.99                13,950.13
11/30/94             12,085.66                13,442.06
12/30/94             12,302.85                13,641.41
01/31/95             12,610.20                13,995.13
02/28/95             13,022.93                14,540.52
03/31/95             13,251.25                14,969.61
04/28/95             13,663.98                15,410.47
05/31/95             14,138.18                16,026.42
06/30/95             14,319.96                16,398.72
07/31/95             14,806.43                16,942.50
08/31/95             14,744.51                16,985.02
09/29/95             15,443.26                17,701.79
10/31/95             15,363.66                17,638.60
11/30/95             15,938.58                18,412.93
12/29/95             16,116.35                18,767.56
01/31/96             16,784.43                19,406.41
02/29/96             16,811.88                19,586.31
03/29/96             16,784.43                19,774.92
04/30/96             17,196.26                20,066.41
05/31/96             17,571.48                20,583.92
06/28/96             17,557.76                20,662.34
07/31/96             16,767.20                19,749.48
08/30/96             17,116.51                20,166.00
09/30/96             18,339.12                21,300.94
10/31/96             18,559.74                21,888.42
11/29/96             20,030.55                23,542.97
12/31/96             19,670.13                23,076.58
01/31/97             20,942.91                24,518.40
02/28/97             20,730.78                24,710.63
03/31/97             19,737.63                23,695.27
04/30/97             20,730.78                25,109.88
05/30/97             22,119.26                26,638.57
06/30/97             23,119.16                27,831.97
07/31/97             24,791.23                30,046.56
08/29/97             23,573.42                28,363.36
09/30/97             24,597.93                29,916.82
10/31/97             24,327.31                28,917.59
11/28/97             25,438.80                30,256.19
12/31/97             26,273.15                30,775.69
01/30/98             26,343.88                31,116.07
02/27/98             28,425.52                33,360.16
03/31/98             29,607.81                35,068.53
04/30/98             29,951.39                35,421.32
05/29/98             29,072.25                34,812.43
06/30/98             30,912.38                36,226.51
07/31/98             30,507.63                35,840.70
08/31/98             25,873.30                30,658.85
09/30/98             27,623.83                32,622.86
10/30/98             29,789.21                35,276.40
11/30/98             31,458.78                37,414.50
12/31/98             33,679.65                39,570.32
01/29/99             35,325.57                41,225.16
02/26/99             34,595.19                39,943.88
03/31/99             35,829.63                41,542.03
04/30/99             36,899.48                43,150.96
05/28/99             36,230.83                42,132.16
06/30/99             38,153.47                44,470.50
07/30/99             37,196.03                43,082.13
08/31/99             36,279.77                42,868.87
09/30/99             35,898.85                41,693.83
10/29/99             38,359.37                44,332.22
11/30/99             39,234.45                45,233.49
12/31/99             41,294.40                47,897.75
01/31/00             39,187.97                45,491.36
02/29/00             37,905.34                44,630.21
03/31/00             41,482.11                48,996.39
04/28/00             40,324.61                47,522.09
05/31/00             40,376.75                46,546.93
06/30/00             41,548.85                47,694.31
07/31/00             40,796.83                46,948.85
08/31/00             42,561.98                49,864.85
09/29/00             40,922.17                47,232.48
10/31/00             41,663.74                47,032.69
11/30/00             39,815.03                43,324.63
12/29/00             40,843.74                43,536.49
01/31/01             40,544.16                45,081.16
02/28/01             38,524.72                40,970.66
03/30/01             36,616.23                38,375.17
04/30/01             38,635.67               41,357.30

*An unmanaged index comprised of 500 stocks representative of the stock market as a whole. “S&P 500® Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &Poor’s make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

Average Annual Total Returns/1/
April 30, 2001

                                                              From     Inception
                                1-Year    5-Year    10-Year  Inception    Date
-----------------------------------------------------------------------------------
Class A (without sales charge)  (4.19)%   17.57%   14.94%     13.00%     7/16/1987
Class A/2/ (with sales charge)  (8.02)%   16.62%   14.47%     12.67%     7/16/1987

Class B (without CDSC)          (5.14)%    N/A       N/A      15.49%      1/8/1997
Class B/2/ (with CDSC)          (9.88)%    N/A       N/A      15.34%      1/8/1997

Class I/3/                      (3.82)%    N/A       N/A      13.35%    12/29/1997

_______________
/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/Class A performance has been restated to reflect the maximum sales charge of 4.00%. Prior to 1/8/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year. Class B shares have higher expenses than Class A shares.

/3/Class I shares have no sales load and are for institutional shareholders only.

[PHOTO APPEARS HERE]

The AAL Equity Income Fund

A Share Ticker . . . AAUTX . . . B Share Ticker . . . BBEIX . . . A Share Assets
 . . . $305,051,988 . . . B Share Assets . . . $13,385,733.  . . I Share Assets .
 . .$9,515,026.  . . A Share NAV. . . $14.57.  . . B Share NAV. . . $14.54. . . I
Share NAV. . . $14.59. . . Number of Securities in Portfolio. . . 93

When it came to the performance of the stock market, fiscal 2001 was a dramatically different year than the previous several years. From the late 1990s through the first quarter of 2000 the stock market experienced outstanding performance from the growth sectors of the economy, but that outperformance came to a screeching halt by the end of fiscal 2000. Fiscal 2001 saw significant under-performance in growth stocks, particularly technology, and a strong rebound in the value sectors of the market. The following table demonstrates the dramatic difference in performance between large-cap growth and large-cap value stocks for 2000 and 2001. Since The AAL Equity Income Fund is 70% invested in large-cap stocks, this table is a good reflection of how its markets differed over the past two years.

                                        Fiscal       Fiscal
                                         2000         2001
--------------------------------------------------------------------------------
NASDAQ (Heavily weighted
toward technology)                      52.18%     (45.06)%
S&P 500/Barra Growth Index              18.98%     (29.16)%
S&P 500 Index                           10.13%     (12.97)%
S&P 500/Barra Value Index                0.43%       6.34%

Mid-cap and small-cap  stocks also continued to out-perform  large cap stocks in
2001 as seen in the following table.

                                         Fiscal     Fiscal
                                          2000       2001
--------------------------------------------------------------------------------
S&P 500 Index                           10.13%     (12.97)%
S&P MidCap 400 Index                    23.48%       7.04%
S&P SmallCap 600Index                   20.49%       8.09%

Since 30% of The AAL Equity Income Fund is invested in smaller-cap stocks, this was a positive factor for performance in both 2000 and 2001.

During fiscal 2001, we saw a steady weakening in both the U.S. and global economies. During that time The AAL Equity Income Fund drifted sideways until about mid-summer, much like most of the equity markets. It then climbed modestly, unlike the S&P 500 Index, for the remainder of 2000. Despite interest rate cuts of 2% between January and the end of April of 2001, the Fund, like most of the equity market, fell significantly through the first three months of 2001 before partially rallying in April. The Fund finished fiscal 2001 up 8.26%, significantly ahead of the S&P 500/Barra Value Index.

                                        Fiscal       Fiscal
                                         2000         2001
--------------------------------------------------------------------------------
S&P 500/Barra Value Index                0.43%       6.35%
The AAL Equity Income Fund              (0.80)%      8.26%

The biggest contribution to 2001‘s strong performance came from the Fund’s slight underweighting in technology stocks and good performance from those technology stocks that it did own. A second important area of contribution came from a slight overweighting in energy stocks and excellent stock selection. On the negative side, the biggest area of weakness in 2001 came from underperformance in our consumer staple stocks.

Our investment strategy continues to be one of positioning the Fund as a conservative alternative to AAL’s other equity funds, which have more of a growth focus. The Fund attempts to accomplish this by trying to maximize value in the Fund as opposed to growth. The goal is to add value primarily through superior stock selection as opposed to sector allocation or sector rotation. Value is growth at a reasonable price. More specifically, buying stocks not only at a discount to the market multiple, but also at a discount to their earnings growth rates.

/s/ Lewis A. Bohanon

Lewis A. Bohannon
Portfolio Manager

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge
[MOUNTAIN CHART APPEARS HERE]

               The AAL Equity              S&P 500/
Date             Income Fund          BARRA Value Index**
3/18/1994         9,596.93                10,000.00
3/31/1994         9,520.15                 9,444.44
4/29/1994         9,548.94                 9,643.34
5/31/1994         9,337.81                 9,802.94
6/30/1994         9,117.08                 9,531.79
7/29/1994         9,378.40                 9,854.25
8/31/1994         9,388.08                10,132.83
9/30/1994         9,126.76                 9,775.95
10/31/1994        9,224.37                 9,988.77
11/30/1994        9,087.72                 9,584.03
12/30/1994        8,912.01                 9,701.72
1/31/1995         9,286.22                 9,964.44
2/28/1995         9,276.37                10,351.16
3/31/1995         9,207.44                10,636.54
4/30/1995         9,406.09                10,986.70
5/31/1995         9,882.85                11,475.50
6/30/1995         9,952.38                11,562.60
7/31/1995        10,062.51                11,960.93
8/31/1995        10,102.56                12,063.07
9/29/1995        10,693.30                12,482.63
10/31/1995       10,834.67                12,288.27
11/30/1995       10,986.13                12,932.30
12/29/1995       11,511.44                13,290.78
1/31/1996        11,735.36                13,688.71
2/29/1996        11,460.55                13,817.11
3/29/1996        11,358.77                14,140.57
4/30/1996        11,184.34                14,284.52
5/31/1996        11,215.12                14,499.79
6/28/1996        11,594.77                14,429.75
7/31/1996        11,046.58                13,820.96
8/30/1996        11,036.24                14,202.56
9/30/1996        11,067.27                14,810.85
10/31/1996       11,495.74                15,312.94
11/29/1996       11,924.22                16,484.38
12/31/1996       12,064.68                16,215.03
1/31/1997        12,191.34                16,962.54
2/28/1997        12,265.23                17,085.86
3/31/1997        11,895.79                16,500.84
4/30/1997        12,066.04                17,119.45
5/30/1997        12,725.73                18,192.84
6/30/1997        13,114.10                18,888.36
7/31/1997        13,360.73                20,399.43
8/29/1997        12,835.31                19,477.58
9/30/1997        13,510.85                20,619.55
10/31/1997       13,370.56                19,861.78
11/28/1997       14,104.38                20,618.91
12/31/1997       14,763.75                21,076.65
1/30/1998        14,640.25                20,816.77
2/27/1998        15,347.56                22,378.24
3/31/1998        16,107.64                23,511.70
4/30/1998        16,118.91                23,790.08
5/29/1998        15,871.10                23,455.35
6/30/1998        16,215.78                23,633.38
7/31/1998        15,910.67                23,120.06
8/31/1998        13,684.54                19,402.35
9/30/1998        14,538.71                20,581.24
10/30/1998       15,445.96                22,193.37
11/30/1998       16,024.33                23,349.42
12/31/1998       16,725.67                24,169.45
1/29/1999        16,810.02                24,657.68
2/26/1999        16,556.96                24,126.80
3/31/1999        16,765.43                24,858.08
4/30/1999        17,744.52                27,001.09
5/28/1999        17,526.95                26,523.98
6/30/1999        18,067.26                27,542.77
7/30/1999        17,546.21                26,695.83
8/31/1999        17,025.15                26,019.63
9/30/1999        16,653.14                25,001.48
10/29/1999       17,090.75                26,412.81
11/30/1999       17,066.43                26,258.03
12/31/1999       17,409.50                27,244.55
1/31/2000        16,873.44                26,377.62
2/29/2000        16,654.15                24,729.55
3/31/2000        17,908.15                27,308.10
4/28/2000        17,602.55                27,125.41
5/31/2000        17,932.60                27,210.04
6/30/2000        17,329.95                26,135.24
7/31/2000        17,403.54                26,658.21
8/31/2000        18,433.77                28,445.64
9/29/2000        18,571.14                28,438.82
10/31/2000       18,595.75                28,970.05
11/30/2000       17,918.87                27,487.37
12/29/2000       19,064.77                28,901.87
1/31/2001        19,181.89                30,122.10
2/28/2001        18,765.46                28,125.61
3/30/2001        18,049.07                27,015.49
4/30/2001        19,056.15                28,848.22

*An unmanaged capitalization weighted index composed of the lowest price-to-book securities in the S&P 500 Index. The S&P 500/Barra Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” It is not possible to invest directly in either Index. The composition of the S&P 500/Barra Value Index serves as a better reflection of the Fund’s current investment strategy than does the S&P 500 Index.

Average Annual Total Returns/1/
April 30, 2001

                                                         From      Inception
                                  1-Year    5-Year     Inception     Date
--------------------------------------------------------------------------------
Class A (without sales charge)     8.26%     11.25%     10.11%       3/18/1994
Class A/2/ (with sales charge)     3.93%     10.35%      9.47%       3/18/1994

Class B (without CDSC)             7.12%      N/A       10.16%        1/8/1997
Class B/2/ (with CDSC)             2.12%      N/A        9.99%        1/8/1997

Class I/3/                         8.64%      N/A        8.66%      12/29/1997

_______________
/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/Class A performance has been restated to reflect the maximum sales charge of 4.00%. Prior to 1/8/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year. Class B shares have higher expenses than Class A shares.

/3/Class I shares have no sales load and are for institutional shareholders only.

[PHOTO APPEARS HERE]

The AAL Balanced Fund

A Share Ticker . . . AABFX . . . B Share Ticker . . . BBBFX . . . A Share Assets
 . . . $291,742,985 . . . B Share Assets . . . $21,071,106. . .I Share Assets . .
 .$3,361,845.  . . A Share  NAV. . . $12.41.  . . B Share NAV. .  .$12.35.  . . I
Share NAV . . . $12.39. . . Number of Securities in Portfolio. . . 173

The last twelve months have been a difficult period for the equity market, but it was a very good period for the bond market. The S&P 500 Index had a total return of negative 12.97% while the Lehman Aggregate Bond Index had a total return of 12.38%. The AAL Balanced Fund’s performance was much better than the Blended Index which is composed of 55% S&P 500, 35% Lehman Aggregate Bond Index and 10% Treasury Bills. The total return for the AAL Balanced Fund for the year ended April 30, 2001 was 3.10% while the total return for the Blended Index was negative 2.51%.

The main reasons the AAL Balanced Fund out performed the Blended Index by 5.61% over the last twelve months were the Fund’s underweighting in equities and under weighting of the technology sector within the equity portion of the Fund for most of the year. Although the Fund ended the fiscal year with just over 55% in stocks and only about 1% underweighted in the technology sector, the Fund’s average weighting in stocks was 50% and the underweighting in technology, relative to the S&P 500, was 9%. The reason this helped the Fund so much was the technology stocks in the S&P 500 declined almost 50%, making the technology sector the worst performing sector in the S&P 500. This combined with the fact that the Fund was only 50% allocated to stocks enabled the Fund to have a positive return while the Blended Index had a negative return.

The Fund was underweighted in equities in general and technology stocks in particular because it generally buys growth stocks at a reasonable price, and sells stocks with negative earnings estimate revisions. In the case of technology stocks last year, they became expensive even if one assumed historically high growth rates for them. The Fund sold the technology stocks it owned with declining earnings estimates. The Fund did not increase its holdings in technology stocks until April of 2001, ending the period only about 1% underweighted, because by the end of April technology stocks were much more reasonably priced relative to their future growth, having declined almost 50%.

The market conditions that caused this decline were primarily the result of the monetary policy of the Federal Reserve. The Federal Funds rate peaked in May of 2000 at 6.5% and held rates there until January of 2001. These high rates caused the economy to slow down, and when it did, technology stocks took the brunt. Since January, the Federal Reserve has lowered interest rates faster than any time during Alan Greenspan’s tenure as chairman of the Federal Reserve. Hopefully, this aggressive easing of monetary policy will keep the economic slowdown from turning into a recession.

The main things we are watching in this regard are corporate insider buying and earnings estimate revisions. As of the end of April, corporate insiders had not yet begun to buy aggressively, but they had at least slowed their selling significantly. Earnings estimate revisions still remain negative, but should begin turning positive in the second half of 2001.

/s/ Frederick L. Plautz

Frederick L. Plautz
Portfolio Manager

/s/ Alan D. Onstad

Alan D. Onstad
Portfolio Manager

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge
[MOUNTAIN CHART APPEARS HERE]

                 The AAL             S&P 500            Lehman Brothers
Date          Balanced Fund        Index Fund*      Aggregate Bond Index**
12/29/97       9,596.93           10,000.00              10,000.00
12/31/97       9,596.93           10,180.22              10,007.90
01/30/98       9,654.51           10,292.70              10,136.40
02/27/98      10,086.37           11,034.63              10,128.80
03/31/98      10,333.01           11,599.25              10,163.64
04/30/98      10,400.36           11,715.90              10,216.70
05/29/98      10,256.04           11,514.74              10,313.55
06/30/98      10,664.94           11,982.10              10,401.01
07/31/98      10,587.66           11,854.85              10,423.06
08/31/98       9,718.23           10,143.01              10,592.75
09/30/98      10,180.29           10,792.84              10,840.72
10/30/98      10,578.19           11,669.97              10,783.48
11/30/98      10,888.74           12,376.97              10,844.52
12/31/98      11,328.24           13,089.73              10,877.16
01/29/99      11,659.71           13,636.90              10,954.82
02/26/99      11,445.23           13,213.20              10,763.55
03/31/99      11,697.73           13,741.70              10,823.29
04/30/99      11,903.47           14,273.86              10,857.60
05/28/99      11,727.12           13,937.27              10,762.49
06/30/99      12,013.20           14,710.13              10,728.16
07/30/99      11,835.81           14,251.25              10,682.56
08/31/99      11,678.13           14,180.27              10,677.11
09/30/99      11,667.29           13,791.98              10,800.97
10/29/99      12,093.53           14,664.39              10,840.82
11/30/99      12,252.14           14,962.52              10,840.06
12/31/99      12,570.40           15,843.81              10,787.81
01/31/00      12,211.25           15,047.82              10,752.54
02/29/00      12,061.60           14,762.96              10,882.54
03/31/00      12,683.02           16,207.23              11,025.86
04/30/00      12,471.97           15,719.55              10,994.44
05/31/00      12,461.92           15,396.98              10,989.38
06/30/00      12,747.34           15,776.52              11,217.96
07/31/00      12,676.46           15,529.93              11,319.82
08/31/00      13,010.59           16,494.50              11,483.95
09/29/00      12,787.84           15,623.75              11,556.19
10/31/00      12,940.92           15,557.66              11,632.57
11/30/00      12,716.40           14,331.10              11,822.88
12/29/00      12,986.98           14,401.18              12,042.20
01/31/01      13,007.54           14,912.13              12,239.09
02/28/01      12,719.63           13,552.44              12,345.69
03/30/01      12,485.80           12,693.90              12,407.67
04/30/01      12,858.82           13,680.34             12,356.17

*An unmanaged index comprised of 500 stocks representative of the stock market as a whole. “S&P 500® Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &Poor’s make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.

**An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in the Index.

Average Annual Total Returns/1/
April 30, 2001

                                                 From           Inception
                                   1-Year      Inception          Date
--------------------------------------------------------------------------------
Class A (without sales charge)     3.10%         9.16%          12/29/1997
Class A/2/ (with sales charge)    (1.04)%        7.83%          12/29/1997

Class B (without CDSC)             2.13%         8.17%          12/29/1997
Class B/2/ (with CDSC)            (2.87)%        7.67%          12/29/1997

Class I/3/                         3.50%         9.48%          12/29/1997

___________________
/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/Class A performance reflects the maximum sales charge of 4.00%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year. Class B shares have higher expenses than Class A shares.

/3/Class I shares have no sales load and are for institutional shareholders only.

[PHOTO APPEARS HERE]

The AAL Small Cap Index Fund II/+/

A Share Assets . . .  $13,271,293  . . . B Share Assets . . . $1,458,155 . . . A
Share NAV . . . $10.03 . . . B Share NAV . . . $9.97 . . . Number of  Securities
in Portfolio . . . 600

The AAL Small Cap Index Fund II was up 1.43% for the period July 1, 2000, through April 30, 2001. This return compared to the S&P SmallCap 600 Index return of 3.9% for the same period. The return difference between the Fund and the Index is the result of expenses, transaction costs and cash. Expenses representing the majority of the return difference between the Fund and the S&P SmallCap 600 Index. The Fund incurred many start-up expenses that will not be incurred in the future. As the Fund grows, expenses and transaction costs will have less of an effect on the Fund as they are spread across a larger base. The larger the Fund size, the easier it will also be to match the characteristics of the Index. Finally, the Fund does maintain less than two percent cash at all times; however, even maintaining a small amount of cash in an up market will result in some tracking variance versus the benchmark.

The goal of the Fund is to duplicate the performance of the S&P SmallCap 600 Index. We utilize a full replication strategy to match the performance of the S&P SmallCap 600 Index. In other words, all 600 securities are purchased in approximately the same weight as in the Index. The Fund also remains essentially fully invested. However, the yearly Fund performance will usually be somewhat below that of the Index after transaction fees and expenses are deducted.

/s/ Brian Flanagan

Brian Flanagan
Portfolio Manager

/+/This Fund is not available to Institutional Class investors.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge
[MOUNTAIN CHART APPEARS HERE]

Date              The AAL Small Cap         S&P SmallCap
                    Index Fund II             600 Index
7/1/2000            9,596.93                 10,000.00
7/31/2000           9,203.45                  9,637.06
8/31/2000          10,009.60                 10,491.29
9/29/2000           9,721.69                 10,205.61
10/31/2000          9,769.67                 10,269.50
11/30/2000          8,742.80                  9,200.34
12/29/2000          9,782.83                 10,333.73
1/31/2000          10,151.63                 10,776.74
2/28/2001           9,511.08                 10,119.14
3/30/2001           9,064.64                  9,655.08
4/30/2001           9,734.30                 10,390.99

*An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

Total Returns/1/
April 30, 2001

Because the Fund has been in operation for less than a year, total returns are not annualized.

                                          From                   Inception
                                      Inception/2/                 Date
--------------------------------------------------------------------------------
Class A (without sales charge)           1.43%                    7/1/2000
Class A/3/ (with sales charge)          (2.66)%                   7/1/2000

Class B (without CDSC)                   0.73%                    7/1/2000
Class B/3/ (with CDSC)                  (4.27)%                   7/1/2000

________________
/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/Total returns are not annualized and measure the cumulative change in the value of an investment in the Fund.

/3/Class A performance reflects the maximum sales charge of 4.00%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year. Class B share have higher expenses than Class A shares.

[PHOTO APPEARS HERE]

The AAL Mid Cap Index Fund II/+/

A Share Ticker . . . AAMIX
 . . . A Share Assets . . . $18,055,405 . . . B Share Assets . . . $1,799,451 . .
 . A Share NAV . . . $10.24 . . . B Share NAV . . . $10.17 . . . Number of
Securities in Portfolio . . . 400

The MidCap Index Fund II was up 2.73% since its inception on July 1, 2000. This compares relatively poorly versus the S&P MidCap 400 Index that was up 4.72% during the period. The difference in returns is the result of expenses, transaction costs, and small mismatches between the Fund and the Index. The transaction costs associated with the startup of the Fund and the large cash flows into the Fund account for nearly all the shortfall.

Major factors impacting performance in the mid-cap market for the period included the significant decline of technology and telecom shares and the resurgence of energy and utility stocks. During the fiscal year, mid-cap technology and telecom holdings lost about 20% of their value; broader-based technology indexes lost more than double that when the combination of all-time high valuations and slowing spending on technology infrastructure led to the market’s reassessment of the future. On the other end of the spectrum, energy and utility holdings increased by about 30% during the period as the country came to grips with a very real energy shortage.

The Fund is an index fund which means that it is managed with the primary goal of replicating the S&P MidCap 400 Index as closely as possible. In this passive approach to managing the Fund, we simply purchase all 400 securities in proportions as close as practical to those of the Index. Differences in performance between the Fund and the Index are the result of management fees, costs for transacting and holding the securities, cash held by the Fund (the Index has none), and minor variances in the proportion of each security relative to the Index. The key issue in any decision made regarding the management of the Fund is the long-term minimization of the combination of these factors.

/s/ Michael R. Hochholzer

Michael R. Hochholzer
Portfolio Manager

/+/This Fund is not available to Institutional Class investors.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge
[MOUNTAIN CHART APPEARS HERE]

 Date                 The AAL Mid Cap           S&P MidCap
                      Index Fund II              400 Index
7/1/2000               9,596.93                 10,000.00
7/31/2000              9,520.15                  9,957.91
8/31/2000             10,566.22                 11,069.71
9/29/2000             10,460.65                 10,993.88
10/31/2000            10,067.18                 10,621.08
11/30/2000             9,289.83                  9,819.40
12/29/2000            10,032.12                 10,570.59
1/31/2000             10,215.05                 10,805.99
2/28/2001              9,618.13                 10,189.29
3/30/2001              8,896.05                  9,431.72
4/30/2001              9,858.82                10,472.23

*An unmanaged index comprised of 400 stocks designed to represent performance of the mid cap segment of the U.S. equity markets. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &Poor’s make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

Total Returns/1/
April 30, 2001

Because the Fund has been in operation for less than a year, total returns are not annualized.

                                            From               Inception
                                        Inception/2/             Date
--------------------------------------------------------------------------------
Class A (without sales charge)             2.73%                7/1/2000
Class A/3/ (with sales charge)            (1.41)%               7/1/2000

Class B (without CDSC)                     2.03%                7/1/2000
Class B/3/ (with CDSC)                    (2.97)%               7/1/2000

______________
/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/Total returns are not annualized and measure the cumulative change in the value of an investment in the Fund.

/3/Class A performance reflects the maximum sales charge of 4.00%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year. Class B shares have higher expenses than Class A shares.

[PHOTO APPEARS HERE]

The AAL Large Company Index Fund II/+/

A Share Ticker . . . AALCX . . . A Share Assets . . .  $21,061,379 . . . B Share
Assets . . .  $1,803,158  . . . A Share  NAV . . . $8.49 . . . B Share NAV . . .
$8.43 . . . Number of Securities in Portfolio . . . 502

The AAL Large Company Index Fund II had a negative return of 15.10% since its inception on July 1, 2000, versus a negative return for the S&P 500 Index of 14.17% over this time period. The difference in performance was primarily a result of the fees charged to the Fund.

The time since the Fund’s inception marked a period of adjustment after many years of extraordinarily positive returns. These positive returns culminated in a very speculative environment during the later part of 1999 and early 2000 in which “dot.com” companies and other perceived high growth investments appreciated to valuation levels that were unprecedented. With the “dot.com” companies being valued at a multiple of sales rather than the normal metric of earnings per share and the NASDAQ over-the-counter Index appreciating over 65% in the course of 6 months, the investment environment could, in retrospect, be truly labeled as a “bubble.” Eventually all bubbles burst as the perceived growth gives way to reality. This process proceeded with a vengeance over the past year.

The correction was also a natural product of the economic and monetary cycles that the U.S. is experiencing. The Federal Reserve Board (Fed) engineered a series of interest rate increases through May 2000 to reign in an economy that was growing robustly, before that growth engendered an increase in the inflation rate. Those rate increases, coupled with a labor market that had become very tight, led to a slowdown in the economy. The stock markets, reacting to the Fed’s reduced financial liquidity and anticipating an economic slowdown that could hurt corporate profits, experienced a “normal” decline in price.

Positive performance was largest for the utilities, transportation, financial and energy sectors. Utilities benefited from growing deregulated businesses and declining interest rates, transportation from turn-around business operations in the rails, financial from falling interest rates and improved product pricing in some insurance businesses and Energy from strong oil and natural gas product prices.

The Fund attempts to duplicate the performance of the S&P 500 Index. Therefore, it is passively managed to consistently mirror the composition of the S&P 500 Index—no active stock selection is taking place. Variances in performance relative to the Index are a function of management fees, timing of the investment of cash flows, transaction fees, friction costs of trading and some small amount of potential variation in portfolio composition relative to that of the Index. Two active decisions are made relative to the management of the portfolio: 1) the timing of the investment of cash flows, and 2) the timing of the investment in new stocks that enter the Index.

In an effort to reduce possible tracking errors, an adjustment to the management procedure for the Fund was implemented during the year . Prior to this new procedure, trading in the Fund only occurred as a result of new capital flowing into the Fund or because of Index changes. It appeared that this trading caused the Fund to drift away from a position that was truly replicating the structure of the S&P 500 Index. To correct for this drift, during the year periodic rebalances of the Fund will be implemented where, for holdings that are out of line with the Index, the simultaneous purchase and sale of some amount of shares will take place to bring the Fund back into alignment. This should serve to maintain the Fund in a position that more closely replicates the structure of the S&P 500 Index.

/s/ David J. Schnarsky

David J. Schnarsky
Portfolio Manager

/+/This Fund is not available to Institutional Class investors.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge
[MOUNTAIN CHART APPEARS HERE]

                 The AAL Large Company
Date                 Index Fund II          S&P 500 Index
7/1/2000            9,596.93                10,000.00
7/31/2000           9,414.59                 9,743.22
8/31/2000           9,980.81                10,348.37
9/29/2000           9,443.38                 9,802.08
10/31/2000          9,366.60                 9,760.62
11/30/2000          8,608.45                 8,991.09
12/29/2000          8,646.83                 9,035.06
1/31/2000           8,915.55                 9,355.62
2/28/2001           8,090.21                 8,502.58
3/30/2001           7,571.98                 7,963.94
4/30/2001           8,147.79                 8,582.82

*An unmanaged index comprised of 500 stocks representative of the stock market as a whole. “S&P 500® Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &Poor’s make no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.

Total Returns/1/
April 30, 2001

Because the Fund has been in operation for less than a year, total returns are not annualized.

                                             From              Inception
                                         Inception/2/            Date
--------------------------------------------------------------------------------
Class A (without sales charge)            (15.10)%              7/1/2000
Class A/3/ (with sales charge)            (18.52)%              7/1/2000

Class B (without CDSC)                    (15.70)%              7/1/2000
Class B/3/ (with CDSC)                    (19.92)%              7/1/2000

_______________
/1/Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

/2/Total returns are not annualized and measure the cumulative change in the value of an investment in the Fund.

/3/Class A performance reflects the maximum sales charge of 4.00%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5.00%, declining 1.00% each year during the first five years and then converting to Class A shares after the fifth year. Class B shares have higher expenses than Class A shares.

The AAL Technology Stock Fund
Schedule of Investments as of April 30, 2001

Investment Objective
The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

   Shares  Common Stocks (95.4%)                 Market Value
================================================================================

Capital Goods (0.9%)
    6,800   Jabil Circuit, Inc.*                    $197,472
    5,500   Plexus Corporation*                      168,960
--------------------------------------------------------------------------------
            Total Capital Goods                      366,432
--------------------------------------------------------------------------------

Communications Services (2.8%)
    5,300   BellSouth Corporation                   222,388
   17,200   Global Crossing, Ltd.*                  215,516
   22,000   Powerwave Technologies, Inc.*           399,740
    4,600   Verizon Communications                  253,322
--------------------------------------------------------------------------------
            Total Communication Services           1,090,966
--------------------------------------------------------------------------------

Consumer Cyclicals (1.3%)
    12,800  Gemstar-TV Guide International, Inc.*    531,456
--------------------------------------------------------------------------------
            Total Consumer Cyclicals                 531,456
--------------------------------------------------------------------------------

Consumer Staples (7.4%)
   40,800   AOL Time Warner, Inc.*                 2,060,400
    13,700  Comcast Corporation*                     601,567
     8,900  Pixar Animation Studios*                 290,585
--------------------------------------------------------------------------------
            Total Consumer Staples                 2,952,552
--------------------------------------------------------------------------------

Health Care (4.1%)
    7,600   Cephalon, Inc.*                         484,120
    9,000   Digene Corporation*                     188,550
    9,800   InterMune, Inc.*                        301,938
    7,300   MiniMed, Inc.*                          291,562
    5,300   Protein Design Labs, Inc.*              340,525
--------------------------------------------------------------------------------
            Total Health Care                      1,606,695
--------------------------------------------------------------------------------

Technology (78.9%)
   24,700   ADC Telecommunications, Inc.*           185,497
   31,700   Agere Systems, Inc.*                    221,900
   13,000   Agile Software Corporation*             247,910
    9,300   Analog Devices, Inc.*                   439,983
    6,300   Applied Materials, Inc.*                343,980
    8,100   Applied Micro Circuits Corporation*     210,762
    9,600   BEA Systems, Inc.*                      392,160
    8,700   Brocade Communications Systems,
            Inc.*                                   330,513
    7,100   Brooks Automation, Inc.*                444,531
    6,300   CIENA Corporation*                     $346,878
   22,800   Cirrus Logic, Inc.*                     370,728
   57,200   Cisco Systems, Inc.*                    971,256
   22,500   CNET Networks, Inc.*                    276,075
   25,600   Compaq Computer Corporation             448,000
   15,600   Corning, Inc.                           342,732
   11,300   Corvis Corporation*                      77,405
   28,700   Dell Computer Corporation*              754,523
    4,000   eBay, Inc.*                             201,920
    9,600   Electronic Arts, Inc.*                  543,552
   14,200   EMC Corporation*                        562,320
   10,600   Extreme Networks, Inc.*                 348,740
   16,200   GlobeSpan, Inc.*                        356,400
   20,800   Homestore.com, Inc.*                    664,560
   14,200   Integrated Device Technology, Inc.*     556,214
   35,300   Intel Corporation                     1,091,123
   11,300   International Business Machines
            Corporation                           1,301,082
    6,300   Internet Security Systems, Inc.*        314,307
   24,500   Intersil Holding Corporation*           789,880
   58,100   InterTrust Technologies Corporation*    198,702
   13,800   Interwoven, Inc.*                       202,032
   16,200   Intuit, Inc.*                           519,048
    8,400   Ixia*                                   142,800
   10,500   JDS Uniphase Corporation*               224,490
    6,600   Juniper Networks, Inc.*                 389,598
   11,100   Macrovision Corporation*                634,698
   25,550   MatrixOne, Inc.*                        614,222
    5,600   Mercury Interactive Corporation*        370,440
   11,000   Micromuse, Inc.*                        544,500
    8,900   Micron Technology, Inc.*                403,882
   39,400   Microsoft Corporation*                2,669,350
   18,900   Motorola, Inc.                          293,895
   13,900   Netegrity, Inc.*                        555,861
    7,300   Network Appliance, Inc.*                166,077
   13,400   Nokia Corporation ADR                   458,146
   38,377   Nortel Networks Corporation             587,168
    5,000   Novellus Systems, Inc.*                 275,750
   14,200   Nuance Communications, Inc.*            181,902
   10,500   NVIDIA Corporation*                     874,650
   15,700   Openwave Systems, Inc.*                 543,377
   34,800   Oracle Corporation*                     562,368
   36,700   Parametric Technology Corporation*      418,380
    6,500   PerkinElmer, Inc.                       434,915
    5,400   PMC-Sierra, Inc.*                       224,910
    7,700   QLogic Corporation*                     330,253
    9,800   QUALCOMM, Inc.*                         562,128
   12,800   Research in Motion, Ltd.*               434,176
    5,400   Scientific-Atlanta, Inc.                311,742
    5,600   Siebel Systems, Inc.*                   255,248
    8,100   STMicroelectronics NV                   327,645
   10,300   Sun Microsystems, Inc.*                 176,336
   11,300   Tellabs, Inc.*                          396,743
   22,200   Texas Instruments, Inc.                $859,140
   10,000   VeriSign, Inc.*                         512,800
    6,700   VERITAS Software Corporation*           399,387
    9,400   Vitesse Semiconductor Corporation*      318,660
    5,463   webMethods, Inc.*                       127,561
    9,300   Xilinx, Inc.*                           441,471
   12,200   Yahoo!, Inc.*                           246,196
--------------------------------------------------------------------------------
            Total Technology                      31,325,578
--------------------------------------------------------------------------------

            Total Common Stocks
            (cost basis $50,540,587)              37,873,679
--------------------------------------------------------------------------------

Principal
  Amount     Short-Term Investments (5.4%)       Interest Rate/1/      Maturity Date    Market Value
====================================================================================================
$627,000     Countrywide Home Loans, Inc.             4.500%            5/2/2001           $626,921
 600,000     Ford Motor Credit Company                4.480             5/1/2001            600,000
 904,000     Walt Disney Company                      4.550             5/3/2001            903,771
----------------------------------------------------------------------------------------------------
                                            Total Short-Term Investments
                                            (amortized cost basis $2,130,692)             2,130,692
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS (100.8%)
                                            (amortized cost basis $52,671,279)           40,004,371
----------------------------------------------------------------------------------------------------

                                            Other Assets, Less Liabilities (-0.8%)         (296,832)

                                            Net Assets (100.0%)                         $39,707,539

______________________
*Non-income producing security
/1/The interest rate reflects the discount rate at the date of purchase

See page 85 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Aggressive Growth Fund
Schedule of Investments as of April 30, 2001

Investment Objective
The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

   Shares  Common Stocks (81.6%)                 Market Value
======================================================================

Capital Goods (4.8%)
    12,390  Boeing Company                          $765,702
    27,075  Flextronics International, Ltd.*         728,047
    24,040  Symbol Technologies, Inc.                757,260
----------------------------------------------------------------------
            Total Capital Goods                    2,251,009
----------------------------------------------------------------------

Communication Services (7.6%)
    10,355  America Movil SA de CV Class L
            ADR*                                     190,532
    36,000  China Mobile (Hong Kong), Ltd.*          176,792
    10,335  China Mobile (Hong Kong), Ltd.
            ADR*                                     261,682
    36,140  China Unicom, Ltd. ADR*                  522,223
    29,950  Nokia Oyj                                990,368
        50  NTT DoCoMo, Inc.                       1,028,049
         1  Telefonica SA*                                 8
    10,355  Telefonos de Mexico SA de CV Class
            L ADR                                    358,283
---------------------------------------------------------------------
            Total Communication Services           3,527,937
---------------------------------------------------------------------

Consumer Cyclicals (1.3%)
    10,090  Amazon.com, Inc.*                        159,220
       250  Tiffany & Company                          8,105
     9,435  TMP Worldwide, Inc.*                     455,145
---------------------------------------------------------------------
            Total Consumer Cyclicals                 622,470
---------------------------------------------------------------------

Consumer Staples (20.0%)
     8,925  Anheuser-Busch Companies, Inc.           356,911
    51,632  AOL Time Warner, Inc.                  2,607,416
    20,525  Cablevision Systems Corporation        1,411,094
     8,570  Cablevision Systems Corporation -
            Rainbow Media Group*                     181,255
    27,000  Charter Communications, Inc.*            578,070
    30,410  Comcast Corporation*                   1,335,303
    13,260  Cox Communications, Inc.                 603,463
   115,575  Liberty Media Group*                   1,849,200
     6,872  Viacom, Inc., Class B*                   357,756
--------------------------------------------------------------------
            Total Consumer Staples                 9,280,468
--------------------------------------------------------------------

Energy (4.0%)
    14,000  Anadarko Petroleum Corporation          $904,680
     7,835  Burlington Resources, Inc.               369,890
    22,465  Petroleo Brasileiro SA - Petrobras ADR   606,555
--------------------------------------------------------------------
            Total Energy                           1,881,125
--------------------------------------------------------------------

Financials (5.6%)
    21,350  Citigroup, Inc.                        1,049,353
    41,440  E*TRADE Group, Inc.*                     389,536
     3,865  Fifth Third Bancorp                      207,782
     5,495  Goldman Sachs Group, Inc.                500,595
     8,995  J.P. Morgan Chase & Company              431,580
--------------------------------------------------------------------
            Total Financials                       2,578,846
--------------------------------------------------------------------

Health Care (5.8%)
    20,710  Bristol-Myers Squibb Company           1,159,760
    17,280  Guidant Corporation*                     708,480
     6,420  Pfizer, Inc.                             277,986
     1,185  Sepracor, Inc.*                           31,236
    11,245  Tenet Healthcare Corporation*            501,977
--------------------------------------------------------------------
            Total Health Care                      2,679,439
--------------------------------------------------------------------

Technology (25.2%)
    34,115  Analog Devices, Inc.*                  1,613,981
     8,750  Applied Materials, Inc.*                 477,750
    21,205  ASM Lithography Holding NV ADR*          574,019
    17,780  Brocade Communications Systems,
            Inc.*                                    675,462
    10,270  Celestica, Inc.*                         524,797
     2,610  eBay, Inc.*                              131,753
     8,620  Electronic Arts, Inc.*                   488,064
    22,110  i2 Technologies, Inc.*                   384,935
    15,919  Juniper Networks, Inc.*                  939,699
     6,745  Maxim Integrated Products, Inc.*         344,669
    92,205  Nokia Corporation ADR                  3,152,489
    21,040  ONI Systems Corporation*                 755,967
    23,550  Openwave Systems, Inc.*                  815,065
     7,575  Sapient Corporation*                     101,884
     3,470  VeriSign, Inc.*                          177,942
     3,750  VERITAS Software Corporation*            223,538
    10,230  Vitesse Semiconductor Corporation*      $346,797
--------------------------------------------------------------------
            Total Technology                      11,728,811
--------------------------------------------------------------------

Utilities (7.3%)
     7,770  Dominion Resources, Inc.                 532,167
    14,550  Duke Energy Corporation                  680,358
     7,885  El Paso Energy Corporation               542,488
    26,010  Enron Corporation                     $1,631,347
--------------------------------------------------------------------
            Total Utilities                        3,386,360
--------------------------------------------------------------------

            Total Common Stocks
            (cost basis $42,344,594)              37,936,465
--------------------------------------------------------------------

Principal
  Amount      Short-Term Investments (18.7%)    Interest Rate/1/    Maturity Date    Market Value
=================================================================================================
$8,700,000    Federal Home Loan Mortgage
              Corporation Discount Notes           4.530%             5/1/2001       $8,700,000
-------------------------------------------------------------------------------------------------
                                             Total Short-Term Investments
                                             (amortized cost basis $8,700,000)        8,700,000
----------------------------------------------------------------------------------------------------

                                             TOTAL INVESTMENTS (100.3%)
                                             (amortized cost basis $51,044,594)      46,636,465

                                             Other Assets, Less Liabilities (-0.3%)    (124,776)

                                             Net Assets (100.0%)                    $46,511,689

_________________
*Non-income producing security
/1/The interest rate reflects the discount rate at the date of purchase.

See page 85 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Stock Fund
Schedule of Investments as of April 30, 2001

Investment Objective

The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks of small companies.

   Shares  Common Stocks (96.5%)                 Market Value
====================================================================
Basic Materials (2.7%)
    44,100  Cambrex Corporation                   $2,051,532
    98,100  Delta and Pine Land Company            2,344,590
   309,300  PolyOne Corporation                    2,613,585
    28,200  Stillwater Mining Company*               862,074
--------------------------------------------------------------------
            Total Basic Materials                  7,871,781
--------------------------------------------------------------------

Capital Goods (12.6%)
    29,350  Alliant Techsystems, Inc.*             2,764,770
   194,900  Artesyn Technologies, Inc.*            2,954,684
   113,200  Astec Industries, Inc.*                2,139,480
    31,200  Black Box Corporation*                 1,815,528
    92,900  Dycom Industries, Inc.*                1,526,347
    76,350  Graco, Inc.                            2,091,990
    74,500  IXYS Corporation*                      1,294,810
    78,300  Nordson Corporation                    2,107,053
    71,100  Oshkosh Truck Corporation              2,771,478
   233,300  Pemstar, Inc.*                         2,333,000
    78,900  Pentair, Inc.                          2,427,753
    34,500  Plexus Corporation*                    1,059,840
    84,800  Power-One, Inc.*                       1,484,848
    37,700  Shaw Group, Inc.*                      2,148,900
   108,700  Stewart & Stevenson Services, Inc.     2,429,445
    69,400  Teledyne Technologies, Inc.*             912,610
    70,000  Woodward Governor Company              4,585,700
--------------------------------------------------------------------
            Total Capital Goods                   36,848,236
--------------------------------------------------------------------

Communication Services (0.7%)
  107,500   Powerwave Technologies, Inc.*          1,953,275
--------------------------------------------------------------------
            Total Communication Services           1,953,275
--------------------------------------------------------------------

Consumer Cyclicals (18.1%)
    44,700  99 CENTS Only Stores*                  1,295,406
   189,400  Acxiom Corporation*                    2,873,198
    27,100  Cerner Corporation*                    1,220,313
    51,500  Ethan Allen Interiors, Inc.            1,828,250
   108,300  Fossil, Inc.*                          2,031,708
    92,900  Furniture Brands International, Inc.*  2,106,043
   613,900  Hasbro, Inc.                           7,520,275
    39,400  Insight Enterprises, Inc.*             1,051,980
   187,200  JAKKS Pacific, Inc.*                  $2,682,576
    89,700  Lands' End, Inc.*                      2,655,120
    40,200  Linens 'n Things, Inc.*                1,085,802
    35,970  M.D.C. Holdings, Inc.                  1,547,429
   326,300  Management Network Group, Inc.*        1,618,448
   249,500  Meade Instruments Corporation*         1,494,505
    34,400  Michaels Stores, Inc.*                 1,161,688
   133,400  Nautica Enterprises, Inc.*             2,450,558
    61,800  O'Reilly Automotive, Inc.*             1,461,570
    59,000  OshKosh B'Gosh, Inc.                   1,597,130
   153,900  Pier 1 Imports, Inc.                   1,708,290
   171,900  Ross Stores, Inc.                      3,778,362
   327,100  ShopKo Stores, Inc.*                   2,603,716
    83,900  Steiner Leisure, Ltd.*                 1,167,888
    26,900  Toll Brothers, Inc.*                     954,950
   181,000  Tommy Hilfiger Corporation*            2,182,860
    47,500  Williams-Sonoma, Inc.*                 1,428,325
    49,500  Zale Corporation*                      1,651,320
---------------------------------------------------------------------
            Total Consumer Cyclicals              53,157,710
---------------------------------------------------------------------

Consumer Staples (9.4%)
    26,800  Administaff, Inc.*                       646,148
    75,100  Applebee's International, Inc.         3,146,690
    86,400  Banta Corporation                      2,255,040
    31,400  CEC Entertainment, Inc.*               1,609,250
    51,300  Constellation Brands, Inc.*            3,347,325
    55,900  Dreyer's Grand Ice Cream, Inc.         1,438,307
   123,500  Elizabeth Arden, Inc.*                 2,260,050
    61,300  Emmis Communications Corporation*      1,564,376
    77,800  Jack in the Box, Inc.*                 2,059,366
    60,100  Outback Steakhouse, Inc.               1,742,299
   100,000  Patterson Dental Company*              3,056,000
    46,600  Priority Healthcare Corporation,
            Class B*                               1,620,748
    85,337  Tetra Tech, Inc.*                      2,083,930
    17,800  Whole Foods Market, Inc.*                865,080
---------------------------------------------------------------------
            Total Consumer Staples                27,694,609
---------------------------------------------------------------------

Energy (6.5%)
    45,400  Cabot Oil & Gas Corporation            1,312,968
    85,800  Chieftain International, Inc.*         2,651,220
Energy--continued
    47,250  Cross Timbers Oil Company             $1,282,838
    85,300  Energy Partners, Ltd.*                   921,240
    26,600  Horizon Offshore, Inc.*                  645,050
    93,000  Key Energy Services, Inc.*             1,224,810
    39,100  Louis Dreyfus Natural Gas
            Corporation*                           1,489,710
    32,000  Newfield Exploration Company*          1,152,000
    54,400  Precision Drilling Corporation*        2,300,576
    54,400  Pride International, Inc.*             1,448,672
    22,100  Stone Energy Corporation*              1,098,370
    42,800  TETRA Technologies, Inc.*              1,174,860
    31,800  UTI Energy Corporation*                1,093,920
    57,500  Vintage Petroleum, Inc.                1,187,950
----------------------------------------------------------------------
            Total Energy                          18,984,184
----------------------------------------------------------------------

Financials (13.0%)
   121,400  Annuity and Life Re (Holdings), Ltd.   3,623,790
    28,000  Commerce Bancorp, Inc.                 1,932,000
   131,400  Commercial Federal Corporation         2,877,660
    81,800  Community First Bankshares, Inc.       1,718,618
    79,900  Cullen/Frost Bankers, Inc.             2,556,800
    31,200  Downey Financial Corporation           1,342,848
    74,500  Eaton Vance Corporation                2,406,350
    78,300  Fidelity National Financial, Inc.      1,833,003
    49,100  First American Corporation               979,545
    97,000  HCC Insurance Holdings, Inc.           2,735,400
   115,090  Hudson United Bancorp                  2,734,538
   119,500  IPC Holdings, Ltd.                     2,740,135
    65,900  Mutual Risk Management, Ltd.             425,714
   144,100  Pinnacle Holdings, Inc.*               1,275,285
    72,300  Raymond James Financial, Inc.          2,194,305
   159,400  Riggs National Corporation             2,526,490
    98,500  Tucker Anthony Sutro Corporation       2,046,830
    91,610  Washington Federal, Inc.               2,336,971
----------------------------------------------------------------------
            Total Financials                      38,286,282
----------------------------------------------------------------------

Health Care (10.0%)
    23,900  AdvancePCS, Inc.*                      1,376,640
    41,900  Alpharma, Inc.                           947,778
    89,400  BioSource International, Inc.*           684,804
    25,000  Cephalon, Inc.*                        1,592,500
    57,400  Cytyc Corporation*                     1,351,770
   104,500  Hooper Holmes, Inc.                    1,071,125
    40,400  InterMune Pharmaceuticals, Inc.*       1,244,724
    39,700  Invacare Corporation                   1,401,410
    22,800  Medicis Pharmaceutical Corporation*    1,133,160
    27,700  MiniMed, Inc.*                         1,106,338
   115,200  Omnicare, Inc.                         2,557,440
    46,200  Orthodontic Centers of America,
            Inc.*                                 $1,258,950
    31,500  Pharmaceutical Product Development,
            Inc.*                                  1,875,825
    28,300  Regeneron Pharmaceuticals, Inc.*         877,583
    66,000  Respironics, Inc.*                     2,094,840
    76,600  STERIS Corporation*                    1,392,588
    24,600  Syncor International Corporation*        867,396
    66,200  TECHNE Corporation*                    2,125,020
    24,700  Universal Health Services, Inc.*       2,217,072
    33,500  Varian Medical Systems, Inc.*          2,308,150
----------------------------------------------------------------------
            Total Health Care                     29,485,113
----------------------------------------------------------------------

Technology (17.8%)
    40,400  Actel Corporation*                       931,220
    80,700  Alliance Semiconductor Corporation*    1,162,887
    63,700  Alpha Industries, Inc.*                1,565,109
    89,900  Anixter International, Inc.*           2,368,865
    32,500  Brooks Automation, Inc.*               2,034,825
    60,500  CACI International, Inc.*              2,024,330
   103,600  C-Cube Microsystems, Inc.*             1,652,420
   641,500  CIBER, Inc.*                           3,945,225
   214,600  Computer Network Technology
            Corporation*                           2,167,460
    96,000  Credence Systems Corporation*          2,280,000
   348,700  DMC Stratex Networks, Inc.*            2,674,529
    17,000  DuPont Photomasks, Inc.*                 948,600
    38,900  FileNET Corporation*                     544,600
    63,600  Hyperion Solutions Corporation*        1,069,116
   301,300  InterTrust Technologies Corporation*   1,030,446
    61,900  MatrixOne, Inc.*                       1,488,076
    35,900  Mercury Computer Systems, Inc.*        1,823,002
   100,800  NOVA Corporation*                      2,284,128
   183,900  Parametric Technology Corporation*     2,096,460
    40,700  Photronics, Inc.*                      1,168,497
    64,900  Plantronics, Inc.*                     1,269,444
   116,100  Power Integrations, Inc.*              2,166,426
    44,700  RSA Security, Inc.*                    1,430,400
    90,900  RadiSys Corporation*                   1,917,990
    45,400  ScanSource, Inc.*                      2,186,010
   198,900  Somera Communications, Inc.*           1,225,224
    76,000  Tollgrade Communications, Inc.*        2,083,920
    85,900  Trimble Navigation, Ltd.*              1,411,337
    31,500  Varian Semiconductor Equipment
            Associates, Inc.*                      1,434,825
    36,200  Verity, Inc.*                            815,224
    27,100  Zebra Technologies Corporation*        1,172,346
----------------------------------------------------------------------
            Total Technology                      52,372,941
----------------------------------------------------------------------

Transportation (2.7%)
    53,600  Atlantic Coast Airlines Holdings,
            Inc.*                                 $1,297,120
    95,000  Heartland Express, Inc.*               2,609,650
    40,900  SkyWest, Inc.                          1,083,850
   109,100  USFreightways Corporation              2,859,511
----------------------------------------------------------------------
            Total Transportation                   7,850,131
----------------------------------------------------------------------

Utilities (3.0%)
    23,300  CH Energy Group, Inc.                  1,026,365
    27,700  Energen Corporation                   $1,029,055
    82,950  Philadelphia Suburban Corporation      1,932,735
    58,700  Piedmont Natural Gas Company, Inc.     2,086,785
    50,000  UniSource Energy Corporation           1,160,500
    54,300  WGL Holdings, Inc.                     1,552,980
----------------------------------------------------------------------
            Total Utilities                        8,788,420
----------------------------------------------------------------------

            Total Common Stocks
            (cost basis $262,724,999)            283,292,682
----------------------------------------------------------------------

    Principal
      Amount     Short-Term Investments (2.7%)        Interest Rate/1/     Maturity Date    Market Value
========================================================================================================
   $2,220,000    Alpine Securitization Corporation         4.500%            5/2/2001        $2,219,723
    1,366,000    Countrywide Home Loans, Inc.              4.500         5/2-5/3/2001         1,365,664
    4,400,000    Goldman Sachs Group, Inc.                 4.450             5/1/2001         4,400,000
                                                Total Short-Term Investments
                                                (amortized cost basis $7,985,387)             7,985,387
--------------------------------------------------------------------------------------------------------

                                                TOTAL INVESTMENTS (99.2%)
                                                (amortized cost basis $270,710,386)         291,278,069

                                                Other Assets, Less Liabilities (0.8%)         2,307,761

                                                Net Assets (100.0%)                        $293,585,830

________________
*Non-income producing security
/1/The interest rate reflects the discount rate at the date of purchase.

See page 85 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mid Cap Stock Fund
Schedule of Investments as of April 30, 2001

Investment Objective

The Fund seeks long-term capital growth by investing primarily in common stocks, and securities convertible into common stocks, of mid-sized companies.

   Shares  Common Stocks (94.1%)                  Market Value
=======================================================================

Basic Materials (1.6%)
    98,700  Bowater, Inc.                         $4,786,950
   340,800  Stillwater Mining Company*            10,418,256
-----------------------------------------------------------------------
            Total Basic Materials                15,205,206
-----------------------------------------------------------------------

Capital Goods (8.2%)
    86,400  Alliant Techsystems, Inc.*             8,138,880
   339,300  BFGoodrich Company                    13,368,420
   544,350  MasTec, Inc.*                          7,980,171
   254,800  Nordson Corporation                    6,856,668
   661,000  Republic Services, Inc.*              11,898,000
   184,200  SCI Systems, Inc.*                     4,706,310
    79,500  Shaw Group, Inc.*                      4,531,500
    94,500  SPX Corporation*                      10,641,645
   416,600  Stewart & Stevenson Services, Inc.     9,311,010
-----------------------------------------------------------------------
            Total Capital Goods                  77,432,604
-----------------------------------------------------------------------

Communication Services (2.6%)
   337,300  Broadwing, Inc.*                       8,365,040
   358,100  Powerwave Technologies, Inc.*          6,506,677
   152,900  United States Cellular Corporation*   10,091,400
-----------------------------------------------------------------------
            Total Communication Service_         24,963,117
-----------------------------------------------------------------------

Consumer Cyclicals (7.1%)
   147,900  AutoZone, Inc.*                        4,635,186
   259,500  Dollar Tree Stores, Inc.*              5,428,740
   198,900  E. W. Scripps Company                 12,773,358
   361,100  Family Dollar Stores, Inc.             9,211,661
   361,900  Harrah's Entertainment, Inc.*         12,485,550
   121,100  International Game Technology*         6,773,123
   237,000  Kenneth Cole Productions, Inc.*        6,730,800
   338,600  Linens 'n Things, Inc.*                9,145,586
-----------------------------------------------------------------------
            Total Consumer Cyclicals             67,184,004
-----------------------------------------------------------------------

Consumer Staples (8.2%)
   566,600  Hormel Foods Corporation              11,683,292
   187,200  Manpower, Inc.                         6,055,920
   190,950  Outback Steakhouse, Inc.*              5,535,641
   365,100  Pixar Animation Studios*              11,920,515
   598,800  Starbucks Corporation*                11,586,780
   141,000  Univision Communications, Inc.*        6,163,110
   584,700  USA Networks, Inc.*                  $14,646,735
   282,100  Valassis Communications, Inc.*         9,972,235
-----------------------------------------------------------------------
            Total Consumer Staples               77,564,228
-----------------------------------------------------------------------

Energy (10.9%)
   156,250  BJ Services Company*                  12,851,563
   117,400  Devon Energy Corporation               6,927,774
   233,500  Enron Corporation                      9,503,450
   208,325  Nabors Industries, Inc.*              12,420,337
   247,300  Noble Drilling Corporation*           11,994,050
   353,800  Precision Drilling Corporation*       14,962,202
   156,200  Smith International, Inc.*            12,681,878
   322,600  UTI Energy Corporation*               11,097,440
   216,400  Valero Energy Corporation             10,421,823
-----------------------------------------------------------------------
            Total Energy                        102,860,517
-----------------------------------------------------------------------

Financials (12.6%)
   615,200  Banknorth Group, Inc.                 12,174,808
   206,700  Countrywide Credit Industries, Inc.    8,819,889
   416,500  Fidelity National Financial, Inc.      9,750,265
   376,700  Golden State Bancorp, Inc.            11,225,660
   131,300  LaBranche & Company, Inc.*             4,726,800
   180,500  M&T Bank Corporation                  12,914,775
   191,900  Marshall & Ilsley Corporation          9,683,274
   327,400  Protective Life Corporation            9,795,808
   296,500  SouthTrust Corporation                14,098,575
   340,800  TCF Financial Corporation             12,960,624
   237,000  Zions Bancorporation                  12,629,730
-----------------------------------------------------------------------
            Total Financials                    118,780,208
-----------------------------------------------------------------------

Health Care (13.1%)
   173,100  Cephalon, Inc.*                       11,026,470
   356,900  Cytyc Corporation*                     8,404,995
    91,600  Genzyme Corporation*                   9,981,652
    55,000  Gilead Sciences, Inc.*                 2,693,900
   839,900  Health Management Associates, Inc.*   15,051,008
   262,200  IDEC Pharmaceuticals Corporation*     12,900,240
   213,550  InterMune Pharmaceuticals, Inc.*       6,579,476
   265,200  IVAX Corporation*                     10,621,260
   169,300  King Pharmaceuticals, Inc.*            7,132,609
   231,100  Millennium Pharmaceuticals, Inc.*      8,596,920
Health Care--continued
   157,700  MiniMed, Inc.*                        $6,298,538
   180,900  Oxford Health Plans, Inc.*             5,625,990
    55,800  Quest Diagnostics, Inc.*               6,874,560
    94,200  Trigon Healthcare, Inc.*               5,671,782
    60,300  WellPoint Health Networks, Inc.*       5,924,475
-----------------------------------------------------------------------
            Total Health Care                   123,383,875
-----------------------------------------------------------------------

Technology (22.8%)
   353,900  American Tower Corporation*            9,484,520
   325,800  Andrew Corporation*                    5,708,016
   623,700  Atmel Corporation*                     8,663,193
   124,200  CheckFree Corporation*                 4,948,128
   278,300  Cirrus Logic, Inc.*                    4,525,158
   285,500  Cypress Semiconductor Corporation*     6,452,300
   183,900  DST Systems, Inc.*                     9,033,168
   158,400  Electronic Arts, Inc.*                 8,968,608
    91,600  Fiserv, Inc.*                          5,069,144
   359,600  Homestore.com, Inc.*                  11,489,220
   253,100  Integrated Device Technology, Inc.*    9,913,927
   117,200  Internet Security Systems, Inc.*       5,847,108
   309,600  Intersil Holding Corporation*          9,981,504
   348,900  Interwoven, Inc.*                      5,107,896
   404,500  Intuit, Inc.*                         12,960,180
   378,700  KPMG Consulting, Inc.*                 5,911,507
   129,600  Macrovision Corporation*               7,410,528
   414,100  MatrixOne, Inc.*                       9,954,964
   131,400  Netegrity, Inc.*                      $5,254,686
   122,400  NVIDIA Corporation*                   10,195,920
   144,800  Openwave Systems, Inc.*                5,011,528
   508,000  Parametric Technology Corporation*     5,791,200
   144,800  PerkinElmer, Inc.                      9,688,568
   146,400  QLogic Corporation*                    6,279,096
   147,100  Sabre Group Holdings, Inc.             7,334,406
   128,300  SunGard Data Systems, Inc.*            7,091,141
   138,400  Vitesse Semiconductor Corporation*     4,691,760
   154,900  Waters Corporation*                    8,085,780
   170,286  webMethods, Inc.*                      3,976,178
-----------------------------------------------------------------------
            Total Technology                    214,829,332
-----------------------------------------------------------------------

Utilities (7.0%)
   198,800  Allegheny Energy, Inc.                10,170,608
   168,300  Constellation Energy Group, Inc.       8,034,642
   179,550  MDU Resources Group, Inc.              7,182,000
   184,650  National Fuel Gas Company             10,377,330
   252,600  Nicor, Inc.                            9,899,394
   393,300  NiSource, Inc.                        11,708,541
   384,400  Vectren Corporation                    8,702,816
-----------------------------------------------------------------------
            Total Utilities                      66,075,331
-----------------------------------------------------------------------

            Total Common Stocks
            (cost basis $808,253,712)           888,278,422
-----------------------------------------------------------------------

      Shares     Preferred Stocks (1.1%)                        Coupon Rate     Maturity Date    Market Value
=============================================================================================================
Utilities (1.1%)
       93,900    Calpine Capital Trust II Convertible Preferred   5.500%          2/1/2005      $10,810,237
-------------------------------------------------------------------------------------------------------------
                                                Total Utilities                                  10,810,237
-------------------------------------------------------------------------------------------------------------

                                                Total Preferred Stocks
                                                (cost basis $7,619,807)                          10,810,237

                                                Total Long-Term Investments
                                                (cost basis $815,873,519)                      $899,088,659

   Principal
     Amount     Short-Term Investments (6.8%)           Interest Rate/1/   Maturity Date   Market Value
========================================================================================================
   $9,915,000    Alpine Securitization Corporation           5.050%          5/7/2001       $9,907,564
    8,241,000    American Express Credit Corporation         4.520           5/9/2001        8,232,722
    8,000,000    American General Finance Corporation        4.560           5/8/2001        7,992,907
   14,892,000    Boeing Capital Corporation                  4.490           5/4/2001       14,886,428
   11,864,000    Countrywide Home Loans, Inc.                4.500           5/2/2001       11,862,527
    7,136,000    Exxon Asset Management Company              4.430           5/1/2001        7,136,000
    3,765,000    Household Finance Corporation               4.450           5/3/2001        3,764,068
-------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $63,782,216)          63,782,216
-------------------------------------------------------------------------------------------------------------

                                                TOTAL INVESTMENTS (102.0%)
                                                (amortized cost basis $879,655,735)        962,870,875

                                                Other Assets, Less Liabilities (-2.0%)     (18,986,438)

                                                Net Assets (100.0%)                       $943,884,437

_______________
* Non-income producing security
/1/The interest rate reflects the discount rate at the date of purchase.

See page 85 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL International Fund
Schedule of Investments as of April 30, 2001

Investment Objective
The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

      Shares      Common Stocks (97.4%)                         Industry                            Market Value
================================================================================================================

Brazil (0.5%)
    115,578       Embratel Participacoes SA ADR                 Telephone                           $1,048,293
----------------------------------------------------------------------------------------------------------------
                                                     Total Brazil                                    1,048,293
----------------------------------------------------------------------------------------------------------------

Canada (0.7%)
     97,524       Nortel Networks Corporation                   Telephone-Cellular & Wireless       1,485,234
----------------------------------------------------------------------------------------------------------------
                                                     Total Canada                                   1,485,234
----------------------------------------------------------------------------------------------------------------

France (15.1%)
     77,725       Alstom                                        Engineering & Construction          2,239,417
     92,146       Aventis SA                                    Pharmaceuticals                     7,131,512
     41,085       Carrefour SA                                  Retail-Food Chains                  2,369,308
    103,908       European Aeronautic Defense and Space
                  Company                                       Aerospace/Defense                   1,888,399
     36,644       Sanofi-Synthelabo SA                          Health Care-Drugs                   2,196,041
     26,024       Suez Lyonnaise des Eaux SA                    Water Utilities                     3,843,616
     31,597       Total Fina Elf SA                             Oil & Gas Exploration/Production    4,705,936
     54,724       Valeo SA                                      Auto Parts & Equipment              2,522,738
     63,381       Vivendi                                       Services-Commercial & Consumer      4,385,538
----------------------------------------------------------------------------------------------------------------
                                                     Total France                                  31,282,505
----------------------------------------------------------------------------------------------------------------

Germany (5.9%)
     11,089       Allianz AG                                    Life & Health Insurance             3,190,054
     49,804       DaimlerChrysler AG                            Auto Parts & Equipment              2,492,408
     61,784       E.ON AG                                       Manufacturing-Diversified           3,102,893
     12,144       Muenchener Rueckver AG                        Property & Casualty Insurance       3,439,723
----------------------------------------------------------------------------------------------------------------
                                                     Total Germany                                 12,225,078
----------------------------------------------------------------------------------------------------------------

Hong Kong (6.0%)
    703,000       China Mobile, Ltd.*                           Telephone-Cellular & Wireless       3,452,353
  2,268,000       China Unicom, Ltd.*                           Telephone-Cellular & Wireless       3,184,331
    173,000       Hutchison Whampoa, Ltd.                       Financial-Diversified               1,868,862
    286,000       MTR Corporation, Ltd.                         Railroads                             493,230
    378,000       Sun Hung Kai Properties, Ltd.                 Investment Bank/Broker              3,513,912
----------------------------------------------------------------------------------------------------------------
                                                     Total Hong Kong                               12,512,688
----------------------------------------------------------------------------------------------------------------

Italy (6.2%)
    940,357       Banca Nazionale del Lavoro                    Banks-Major Regional                2,992,803
    666,362       Eni SpA                                       Oil & Gas Drilling Equipment        4,560,563
    262,171       Mediaset SpA                                  TV, Radio, Cable                    3,054,013
    323,581       Telecom Italia Mobile SpA                     Telephone-Cellular & Wireless       2,223,185
----------------------------------------------------------------------------------------------------------------
                                                     Total Italy                                   12,830,564
----------------------------------------------------------------------------------------------------------------

Japan (18.5%)
    194,000       Bridgestone Corporation                       Auto Parts & Equipment             $2,234,686
    108,000       Fujitsu, Ltd.                                 Communications Equipment            1,486,218
    107,000       Kao Corporation                               Personal Care                       2,719,715
     10,500       Matsushita Communication Industrial
                  Company, Ltd.                                 Telephone-Cellular & Wireless         577,974
        618       Mizuho Holdings, Inc.                         Financial-Diversified               3,807,002
     26,000       Murata Manufacturing Company, Ltd.            Electronic Component Distributors   2,186,749
    627,000       Nissan Motor Company, Ltd.                    Auto Parts & Equipment              4,298,936
    148,000       Nomura Securities Company, Ltd.               Financial-Diversified               3,126,887
        220       NTT DoCoMo, Inc.                              Telephone-Cellular & Wireless       4,523,414
     15,400       Rohm Company, Ltd.                            Semiconductors                      2,717,610
    249,000       Sharp Corporation                             Instruments                         3,424,544
      9,110       Shohkoh Fund & Company, Ltd.                  Financial-Diversified               1,365,007
     61,960       Takeda Chemical Industries, Ltd.              Pharmaceuticals                     2,989,287
     16,000       Takefuji Corporation                          Financial-Diversified               1,253,734
     60,000       Yamanouchi Pharmaceutical Company, Ltd.       Pharmaceuticals                     1,661,068
----------------------------------------------------------------------------------------------------------------
                                                     Total Japan                                   38,372,831
----------------------------------------------------------------------------------------------------------------

Netherlands (16.0%)
     29,228       Gucci Group NV                                Retail-Specialty Apparel            2,661,209
     61,607       ING Groep NV                                  Banks-Major Regional                4,203,804
    157,124       Koninklijke (Royal) Ahold NV                  Distribution-Food/Health            4,875,302
     53,753       Royal Dutch Petroleum Company                 Oil & Gas Drilling Equipment        3,211,837
    394,394       Royal KPN NV*                                 Telephone                           4,818,040
     91,711       Unilever NV                                   Foods                               5,187,200
    128,394       VNU NV                                        Publishing                          5,332,676
    106,850       Wolters Kluwer NV                             Publishing                          2,953,531
----------------------------------------------------------------------------------------------------------------
                                                     Total Netherlands                             33,243,599
----------------------------------------------------------------------------------------------------------------

Singapore (1.2%)
    288,000       DBS Group Holdings, Ltd.                      Banks-Major Regional                2,513,972
----------------------------------------------------------------------------------------------------------------
                                                     Total Singapore                                2,513,972
----------------------------------------------------------------------------------------------------------------

South Korea (2.5%)
     57,011       Korea Telecom Corporation ADR                 Telephone-Cellular & Wireless       1,575,214
     49,400       Pohang Iron & Steel Company, Ltd. ADR         Steel                                 988,494
     12,061       Samsung Electronics GDR                       Electronic Component Distributors   1,117,210
     71,493       SK Telecom Company, Ltd. ADR                  Telephone-Cellular & Wireless       1,504,928
----------------------------------------------------------------------------------------------------------------
                                                     Total South Korea                              5,185,846
----------------------------------------------------------------------------------------------------------------

Spain (3.1%)
    161,606       Repsol YPF SA                                 Oil & Gas Exploration/Production    2,994,295
    199,179       Telefonica SA*                                Telephone                           3,369,092
----------------------------------------------------------------------------------------------------------------
                                                     Total Spain                                    6,363,387
----------------------------------------------------------------------------------------------------------------

Sweden (1.0%)
    303,364       Telefonaktiebolaget LM Ericsson AB            Telephone-Cellular & Wireless       1,949,374
----------------------------------------------------------------------------------------------------------------
                                                     Total Sweden                                   1,949,374
----------------------------------------------------------------------------------------------------------------

Switzerland (2.0%)
      2,699       Novartis AG                                   Health Care-Drugs                  $4,194,434
----------------------------------------------------------------------------------------------------------------
                                                     Total Switzerland                              4,194,434
----------------------------------------------------------------------------------------------------------------

Turkey (0.1%)
     56,449       Turkcell Iletisim Hizmetleri AS ADR*          Telephone                             239,908
----------------------------------------------------------------------------------------------------------------
                                                     Total Turkey                                     239,908
----------------------------------------------------------------------------------------------------------------

United Kingdom (18.6%)
     89,017       AstraZeneca Group plc                         Pharmaceuticals                     4,130,521
    917,648       BAE SYSTEMS plc                               Aerospace/Defense                   4,365,688
    263,923       Cable and Wireless plc                        Telephone-Cellular & Wireless       1,935,335
    138,958       COLT Telecom Group plc*                       Telephone-Cellular & Wireless       1,918,650
    398,874       Diageo plc                                    Beverages-Non-Alcoholic             4,180,501
    157,039       GlaxoSmithKline plc                           Pharmaceuticals                     4,159,096
    303,332       HSBC Holdings plc                             Banks-Regional                      3,986,413
    157,279       Railtrack Group plc                           Railroads                           1,108,312
    604,792       Reed International plc                        Publishing                          5,957,924
    424,200       Somerfield plc*                               Retail-Food Chains                    581,158
  2,094,750       Vodafone Group plc                            Telephone-Cellular & Wireless       6,369,071
----------------------------------------------------------------------------------------------------------------
                                                     Total United Kingdom                          38,692,669
----------------------------------------------------------------------------------------------------------------

                                                     Total Common Stocks
                                                     (cost basis $220,261,420)                    202,140,382

    Principal
      Amount     Short-Term Investments (2.1%)               Interest Rate/1/     Maturity Date      Market Valu
================================================================================================================
  $4,400,000     Gillette Company                                    4.630%           5/1/2001     $4,400,000
                                                     Total Short-Term Investments
                                                     (amortized cost basis $4,400,000)              4,400,000
----------------------------------------------------------------------------------------------------------------

                                                     TOTAL INVESTMENTS (99.5%)
                                                     (amortized cost basis $224,661,420)          206,540,382

                                                     Other Assets, Less Liabilities( 0.5%)          1,069,514

                                                     Net Assets (100.0%)                         $207,609,896

__________________
*Non income-producing security
/1/The interest rate reflects the discount rate at the date of purchase.

See page 85 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Capital Growth Fund
Schedule of Investments as of April 30, 2001

Investment Objective
The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

   Shares  Common Stocks (97.3%)                 Market Value
================================================================================

Basic Materials (0.3%)
    48,350  Corn Products International, Inc.     $1,184,575
   173,800  Eastman Chemical Company               9,253,112
--------------------------------------------------------------------------------
            Total Basic Materials                 10,437,687
--------------------------------------------------------------------------------

Capital Goods (6.3%)
   405,900  Dover Corporation                     15,858,513
 3,637,600  General Electric Company             176,532,728
   660,500  Herman Miller, Inc.                   17,536,275
   305,462  Honeywell International, Inc.         14,930,982
   105,200  PACCAR, Inc.                           5,104,304
   434,500  United Technologies Corporation       33,925,760
--------------------------------------------------------------------------------
            Total Capital Goods                  263,888,562

Communication Services (2.3%)
   930,739  SBC Communications, Inc.              38,392,984
   280,300  Sprint Corporation                     5,992,814
   140,100  Sprint PCS Group*                      3,590,763
   717,900  Verizon Communications, Inc.          39,534,753
   481,400  WorldCom, Inc.*                        8,785,550
--------------------------------------------------------------------------------
            Total Communication Services         96,296,864
--------------------------------------------------------------------------------

Consumer Cyclicals (7.0%)
   347,700  Family Dollar Stores, Inc.             8,869,827
   352,800  Gannett Company, Inc.                 22,773,240
 1,439,200  Harley-Davidson, Inc.                 66,332,728
   463,800  New York Times Company                19,029,714
   250,640  Starwood Hotels & Resorts
            Worldwide, Inc.                        9,045,598
 2,218,600  Tiffany & Company                     71,927,012
   285,400  Tribune Company                       12,026,756
 1,573,700  Wal-Mart Stores, Inc.                 81,423,238
--------------------------------------------------------------------------------
            Total Consumer Cyclicals            291,428,113
--------------------------------------------------------------------------------

Consumer Staples (21.3%)
   275,200  Adelphia Communications
            Corporation                           10,006,272
   415,100  Alberto-Culver Company                16,911,174
 1,148,250  AOL Time Warner, Inc.                 57,986,625
   278,100  Cablevision Systems Corporation       19,119,375
   139,050  Cablevision Systems Corporation -
            Rainbow Media Group*                   2,940,907
 3,217,700  Comcast Corporation*                 141,289,207
 3,221,300  Cox Communications, Inc.             146,601,363
   116,800  Dean Foods Company                    $4,321,600
 1,332,800  General Mills, Inc.                   52,525,648
   397,900  Kimberly-Clark Corporation            23,635,260
 3,632,532  Liberty Media Group*                  58,120,512
   547,300  MediaOne Group, Inc. Convertible
            Securities                            18,006,170
 1,783,800  Philip Morris Companies, Inc.         89,386,218
   577,300  Safeway, Inc.*                        31,347,390
 4,072,800  Walgreen Company                     174,234,384
 1,266,900  Walt Disney Company                   38,323,725
--------------------------------------------------------------------------------
            Total Consumer Staples              884,755,830
--------------------------------------------------------------------------------

Energy (12.3%)
   287,100  BJ Services Company*                  23,613,975
   677,400  BP Amoco plc ADR                      36,633,792
   479,000  Burlington Resources, Inc.            22,613,590
   241,200  Chevron Corporation                   23,290,272
   444,200  ENSCO International, Inc.             17,279,380
 2,166,900  EOG Resources, Inc.                  100,522,491
 1,162,000  Exxon Mobil Corporation              102,953,200
   289,300  Global Marine, Inc.*                   8,317,375
   401,700  Halliburton Company                   17,357,457
   599,800  Nabors Industries, Inc.*              35,760,076
   516,700  Noble Drilling Corporation*           25,059,950
   736,600  Precision Drilling Corporation*       31,150,814
   778,300  Royal Dutch Petroleum Company
            ADR                                   46,332,199
   263,600  Smith International, Inc.*            21,401,684
--------------------------------------------------------------------------------
            Total Energy                        512,286,255
--------------------------------------------------------------------------------

Financials (18.5%)
 1,288,500  American Express Company              54,683,940
 2,078,652  American International Group, Inc.   170,033,734
   649,300  Bank of America Corporation           36,360,800
   752,300  CIGNA Corporation                     80,270,410
 1,524,248  Citigroup, Inc.                       74,916,789
   732,500  Fannie Mae                            58,790,450
   532,100  Household International, Inc.         34,065,042
 1,551,040  J.P. Morgan Chase & Company           74,418,899
 1,026,693  MBNA Corporation                      36,601,605
   566,000  MGIC Investment Corporation           36,784,340
   774,400  Morgan Stanley Dean Witter &
            Company                               48,624,576
Financials--continued
 1,029,000  National City Corporation            $27,999,090
   202,200  Northern Trust Corporation            13,149,066
   207,100  State Street Corporation              21,492,838
--------------------------------------------------------------------------------
            Total Financials                    768,191,579
--------------------------------------------------------------------------------

Health Care (10.7%)
   386,300  Elan Corporation plc ADR*             19,372,945
   682,200  Johnson & Johnson                     65,818,656
   451,200  Medtronic, Inc.                       20,123,520
 1,617,000  Merck & Company, Inc.                122,843,490
 3,618,300  Pfizer, Inc.                         156,672,390
   703,400  Schering-Plough Corporation           27,109,036
   335,500  WellPoint Health Networks, Inc.*      32,962,875
--------------------------------------------------------------------------------
            Total Health Care                   444,902,912
--------------------------------------------------------------------------------

Technology (18.3%)
 5,776,400  ADC Telecommunications, Inc.*         43,380,764
 1,911,400  Agere Systems, Inc.*                  13,379,800
    70,061  Agilent Technologies, Inc.             2,733,080
   274,200  Applied Materials, Inc.*              14,971,320
   222,200  Arrow Electronics, Inc.*               6,221,600
 1,605,000  Automatic Data Processing, Inc.       87,071,250
 2,411,500  Cisco Systems, Inc.*                  40,947,270
   242,800  Computer Sciences Corporation*         8,650,964
   900,700  Dell Computer Corporation*            23,679,403
   730,500  EMC Corporation*                      28,927,800
   674,866  First Data Corporation               $45,512,963
   302,800  Gateway, Inc.*                         5,753,200
   310,080  Global Payments, Inc.                  6,558,192
   654,800  Hewlett-Packard Company               18,615,964
 2,238,300  Intel Corporation                     69,185,853
   638,200  International Business Machines
            Corporation                           73,482,348
 1,865,600  Microsoft Corporation*               126,394,400
 1,274,100  Motorola, Inc.                        19,812,255
   387,600  National Data Corporation             11,104,740
 1,900,900  Oracle Corporation*                   30,718,544
 1,072,400  Sun Microsystems, Inc.*               18,359,488
 1,152,300  Tellabs, Inc.*                        40,457,253
   604,500  Texas Instruments, Inc.               23,394,150
--------------------------------------------------------------------------------
            Total Technology                    759,312,601
--------------------------------------------------------------------------------

Transportation (0.1%)
    92,700  CNF, Inc.                              2,842,182
--------------------------------------------------------------------------------
            Total Transportation                  2,842,182
--------------------------------------------------------------------------------

Utilities (0.2%)
   250,600  Entergy Corporation                   10,149,300
--------------------------------------------------------------------------------
            Total Utilities                      10,149,300
--------------------------------------------------------------------------------

            Total Common Stocks
            (cost basis $2,270,731,203)       4,044,491,885

===============================================================================================================
 Principal
   Amount     Short-Term Investments (2.8%)             Interest Rate/1/        Maturity Date      Market Value
===============================================================================================================
$4,100,000    Alcoa, Inc.                                        4.910%           5/22/2001          $4,088,257
10,000,000    Alpine Securitization Corporation                  4.980            5/14/2001           9,982,017
23,100,000    Countrywide Home Loans, Inc.                 4.500-5.020         5/3-5/4/2001          23,091,308
20,352,000    Eaglefunding Capital Corporation             4.930-5.020         5/7-5/8/2001          20,333,308
22,940,000    Falcon Asset Security Corporation            4.900-4.930        5/23-6/1/2001          22,853,423
15,592,000    General Motors Acceptance Corporation              4.980             5/7/2001          15,579,059
 2,366,000    Household Finance Corporation                      4.450             5/2/2001           2,365,707
 8,933,000    Toyota Motor Credit Corporation                    4.850            5/17/2001           8,913,744
 7,871,000    Wal-Mart Stores, Inc.                              4.430             5/1/2001           7,871,000
-------------------------------------------------------------------------------------------------------------------
                                             Total Short-Term Investments
                                             (amortized cost basis $115,077,823)                    115,077,823
-------------------------------------------------------------------------------------------------------------------

                                             TOTAL INVESTMENTS (100.1%)
                                             (amortized cost basis $2,385,809,026)                4,159,569,708

                                             Other Assets, Less Liabilities (-0.1%)                  (1,132,748)

                                             Net Assets (100.0%)                                 $4,158,436,960

____________
*Non-income producing security
/1/The interest rate reflects the discount rate at the date of purchase.

See page 85 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Equity Income Fund
Schedule of Investments as of April 30, 2001

Investment Objective
The Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

    Shares  Common Stocks (90.7%)                Market Value
================================================================================

Basic Materials (2.1%)
    55,000  International Paper Company           $2,154,900
   100,000  Plum Creek Timber Company, Inc.        2,513,000
   115,000  USX - U.S. Steel Group                 2,117,150
--------------------------------------------------------------------------------
            Total Basic Materials                  6,785,050
--------------------------------------------------------------------------------

Capital Goods (7.7%)
    80,000  BFGoodrich Company                    3,152,000
    55,000  Emerson Electric Company               3,665,750
   135,250  Honeywell International, Inc.          6,611,020
    50,000  Pitney Bowes, Inc.                     1,903,500
    94,000  Tyco International, Ltd.               5,016,780
    62,000  United Technologies Corporation        4,840,960
--------------------------------------------------------------------------------
            Total Capital Goods                   25,190,010
--------------------------------------------------------------------------------

Communication Services (7.3%)
    94,616  AT&T Corporation                       2,108,044
    90,000  Cable and Wireless plc ADR             1,975,500
   113,147  SBC Communications, Inc.               4,667,314
   106,000  Sprint Corporation                     2,266,280
   109,117  Telefonica SA ADR                      5,484,220
    99,300  Verizon Communications                 5,468,451
    62,500  Vodafone Group plc ADR                 1,892,500
    59,213  Williams Communications Group,
            Inc.*                                    267,642
--------------------------------------------------------------------------------
            Total Communication Services          24,129,951
--------------------------------------------------------------------------------

Consumer Cyclicals (8.0%)
    52,000  Convergys Corporation*                 1,898,000
   154,774  Delphi Automotive Systems
            Corporation                            2,306,133
   157,812  Dollar General Corporation             2,603,898
    57,690  Ford Motor Company                     1,700,695
    45,000  Home Depot, Inc.                       2,119,500
    84,000  Lowe's Companies, Inc.                 5,292,000
    97,000  Masco Corporation                      2,231,000
    51,000  McGraw-Hill Companies, Inc.            3,303,780
    28,000  New York Times Company                 1,148,840
    96,000  Target Corporation                     3,691,200
--------------------------------------------------------------------------------
            Total Consumer Cyclicals             26,295,046
--------------------------------------------------------------------------------

Consumer Staples (7.1%)
    44,000  Albertson's, Inc.                     $1,469,600
    77,200  CVS Corporation                        4,550,940
    19,200  Flowers Foods, Inc.*                     523,200
   105,000  Fox Entertainment Group, Inc.*         2,409,750
    43,000  H.J. Heinz Company                     1,683,450
    45,000  Kimberly-Clark Corporation             2,673,000
    87,776  Liberty Media Group*                   1,404,416
   135,000  MediaOne Group, Inc. Convertible
            Securities                             4,441,500
    76,000  Ralston Purina Company                 2,309,640
    86,000  Sara Lee Corporation                   1,712,260
--------------------------------------------------------------------------------
            Total Consumer Staples               23,177,756
--------------------------------------------------------------------------------

Energy (16.5%)
    79,000  BJ Services Company*                  6,497,750
   178,191  Conoco, Inc., Class B                  5,420,570
    98,000  EOG Resources, Inc.                    4,546,22_
    74,000  Halliburton Company                    3,197,540
    83,000  Nabors Industries, Inc.*               4,948,460
   111,000  Noble Drilling Corporation*            5,383,500
   118,000  Phillips Petroleum Company             7,032,800
   123,000  Precision Drilling Corporation*        5,201,670
    97,000  Texaco, Inc.                           7,011,160
   100,000  Valero Energy Corporation              4,816,000
--------------------------------------------------------------------------------
            Total Energy                         54,055,670
--------------------------------------------------------------------------------

Financials (22.1%)
   105,000  ACE, Ltd.                             3,748,500
    54,000  Bank of America Corporation            3,024,000
    74,000  Bank of New York Company, Inc.         3,714,800
    81,900  Bank One Corporation                   3,093,363
    40,000  CIGNA Corporation                      4,268,000
   129,333  Citigroup, Inc.                        6,356,717
   136,200  Crescent Real Estate Equities
            Company                                3,240,198
    52,000  Duke-Weeks Realty Corporation          1,198,080
    25,000  Equity Residential Properties Trust    1,312,250
    95,000  Fannie Mae                             7,624,700
    91,000  First Industrial Realty Trust, Inc.    2,798,250

Financials--continued
   125,800  FleetBoston Financial Corporation     $4,826,946
   122,000  Freddie Mac                            8,027,600
    49,000  Hartford Financial Services Group,
            Inc.                                   3,042,900
    90,000  J. P. Morgan Chase & Company           4,318,200
    75,000  Mellon Financial Corporation           3,069,750
    39,000  Simon Property Group, Inc.             1,032,330
   102,000  Wells Fargo & Company                  4,790,940
    40,600  XL Capital, Ltd.                       2,874,480
--------------------------------------------------------------------------------
            Total Financials                     72,362,004

Health Care (5.0%)
    56,000  Baxter International, Inc.             5,104,400
    30,000  Elan Corporation plc ADR*              1,504,500
    29,000  Johnson & Johnson                      2,797,920
    99,000  Pfizer, Inc.                           4,286,700
   125,000  Serono SA ADR*                         2,575,000
--------------------------------------------------------------------------------
            Total Health Care                    16,268,520
--------------------------------------------------------------------------------

Technology (4.4%)
   102,000  ADC Telecommunications, Inc.*            766,020
    40,000  CIENA Corporation*                     2,202,400
    48,000  Corning, Inc.                          1,054,560
    78,000  First Data Corporation                 5,260,320

    38,000  International Business Machines
            Corporation                           $4,375,320
    26,444  Lucent Technologies, Inc.                264,704
    52,000  Parametric Technology Company*           592,800
--------------------------------------------------------------------------------
            Total Technology                     14,516,124
--------------------------------------------------------------------------------

Utilities (10.5%)
    36,000  Ameren Corporation                     1,510,920
    43,800  American Electric Power Company,
            Inc.                                   2,161,092
    64,000  CMS Energy Corporation                 2,003,200
    22,650  Consolidated Edison, Inc.                847,337
    48,000  Dominion Resources, Inc.               3,287,520
    45,000  El Paso Corporation                    3,096,000
    60,000  National Fuel Gas Company              3,372,000
    34,995  NSTAR                                  1,410,998
    67,000  Pinnacle West Capital Corporation      3,362,730
    96,000  Questar Corporation                    3,088,320
    87,000  TXU Corporation                        3,824,520
    72,000  Williams Companies, Inc.               3,036,240
   113,305  Xcel Energy, Inc.                      3,535,116
--------------------------------------------------------------------------------
            Total Utilities                      34,535,993
--------------------------------------------------------------------------------

            Total Common Stocks
            (cost basis $238,858,570)           297,316,124

    Principal
      Amount     Long-Term Fixed Income Investments  (0.7%)        Interest Rate    Maturity Date     Market Value
======================================================================================================================
   $1,650,000    Texas Utilities Electric Bonds                       9.750%          5/1/2021       $1,736,331
      500,000    U.S. Treasury Bonds                                 7.500         11/15/2016           584,766
----------------------------------------------------------------------------------------------------------------------
                                                Total Long-Term Fixed Income Investments
                                                (amortized cost basis $2,390,175)                     2,321,097
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
    Principal
      Amount     Short-Term Investments (8.5%)                    Interest Rate1    Maturity Date     Market Value
======================================================================================================================
   $5,198,000    Boeing Capital Corporation                           4.490%            5/3/2001        $5,196,703
    4,093,000    General Motors Acceptance Corporation                4.560             5/9/2001         4,088,852
    6,000,000    Goldman Sachs Group, Inc.                            4.450             5/2/2001         5,999,258
    1,790,000    Household Finance Corporation                        4.450         5/3-5/7/2001         1,788,943
    1,800,000    New Jersey Natural Gas Company                       4.470             5/4/2001         1,799,330
   $4,055,000    Toyota Motor Credit Corporation                      4.450%            5/1/2001        $4,055,000
    5,140,000    Wal-Mart Stores, Inc.                                4.470             5/8/2000         5,135,533
----------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $28,063,619)                      28,063,619
----------------------------------------------------------------------------------------------------------------------

                                                TOTAL INVESTMENTS (99.9%)
                                                (amortized cost basis $269,312,364)                    327,700,840

                                                Other Assets, Less Liabilities (0.1%)                      251,907

                                                Net Assets (100.0%)                                   $327,952,747

_________________
*Non income-producing security
/1/The interest rate reflects the discount rate at the date of purchase.

See page 85 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Balanced Fund
Schedule of Investments as of April 30, 2001

Investment Objective
The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

   Shares   Common Stocks (55.8%)               Market Value
================================================================================

Basic Materials (0.2%)
     2,100  Corn Products International, Inc.        $51,450
     7,700  Eastman Chemical Company                 409,948
--------------------------------------------------------------------------------
            Total Basic Materials                    461,398
--------------------------------------------------------------------------------

Capital Goods (3.7%)
    17,900  Dover Corporation                        699,353
   160,200  General Electric Company               7,774,506
    29,100  Herman Miller, Inc.                      772,605
    13,487  Honeywell International, Inc.            659,244
     4,600  PACCAR, Inc.                             223,192
    19,100  United Technologies Corporation        1,491,328
--------------------------------------------------------------------------------
            Total Capital Goods                   11,620,228
--------------------------------------------------------------------------------

Communication Services (1.4%)
    40,999  SBC Communications, Inc.               1,691,209
    12,300  Sprint Corporation                       262,974
     6,200  Sprint PCS Group*                        158,906
    31,600  Verizon Communications, Inc.           1,740,212
    21,200  WorldCom, Inc.*                          386,900
--------------------------------------------------------------------------------
            Total Communication Services           4,240,201
--------------------------------------------------------------------------------

Consumer Cyclicals (4.1%)
    15,300  Family Dollar Stores, Inc.               390,303
    15,500  Gannett Company, Inc.                  1,000,525
    63,400  Harley-Davidson, Inc.                  2,922,106
    20,400  New York Times Company                   837,012
    11,008  Starwood Hotels & Resorts
            Worldwide, Inc.                          397,279
    97,700  Tiffany & Company                      3,167,434
    12,600  Tribune Company                          530,964
    69,300  Wal-Mart Stores, Inc.                  3,585,582
--------------------------------------------------------------------------------
            Total Consumer Cyclicals              12,831,205
--------------------------------------------------------------------------------

Consumer Staples (12.3%)
    12,100  Adelphia Communications Corporation      439,956
    18,300  Alberto-Culver Company                   745,542
    50,600  AOL Time Warner, Inc.                  2,555,300
    12,200  Cablevision Systems Corporation          838,750
     6,100  Cablevision Systems Corporation -
            Rainbow Media Group*                     129,015
   141,700  Comcast Corporation*                  $6,222,047
   141,900  Cox Communications, Inc.               6,457,869
     5,100  Dean Foods Company                       188,700
    58,700  General Mills, Inc.                    2,313,367
    17,500  Kimberly-Clark Corporation             1,039,500
   160,000  Liberty Media Group*                   2,560,000
    24,100  MediaOne Group, Inc. Convertible
            Securities                               792,890
    78,600  Philip Morris Companies, Inc.          3,938,646
    25,400  Safeway, Inc.*                         1,379,220
   179,400  Walgreen Company                       7,674,732
    55,800  Walt Disney Company                    1,687,950
--------------------------------------------------------------------------------
            Total Consumer Staples                38,963,484
--------------------------------------------------------------------------------

Energy (7.1%)
    12,600  BJ Services Company*                   1,036,350
    29,800  BP Amoco plc ADR                       1,611,584
    21,100  Burlington Resources, Inc.               996,131
    10,600  Chevron Corporation                    1,023,536
    19,600  ENSCO International, Inc.                762,440
    95,400  EOG Resources, Inc.                    4,425,606
    51,200  Exxon Mobil Corporation                4,536,320
    12,700  Global Marine, Inc.*                     365,125
    17,700  Halliburton Company                      764,817
    26,400  Nabors Industries, Inc.*               1,573,968
    22,800  Noble Drilling Corporation*            1,105,800
    32,400  Precision Drilling Corporation*        1,370,196
    34,300  Royal Dutch Petroleum Company
            ADR                                    2,041,879
    11,600  Smith International, Inc.*               941,804
--------------------------------------------------------------------------------
            Total Energy                          22,555,556
--------------------------------------------------------------------------------

Financials (10.7%)
    56,700  American Express Company               2,406,348
    91,512  American International Group, Inc.     7,485,681
    28,600  Bank of America Corporation            1,601,600
    33,100  CIGNA Corporation                      3,531,770
    67,112  Citigroup, Inc.                        3,298,555
    32,300  Fannie Mae                             2,592,398
    23,400  Household International, Inc.          1,498,068
    68,320  J.P. Morgan Chase & Company            3,277,994
Financials--continued
    45,200  MBNA Corporation                      $1,611,380
    24,900  MGIC Investment Corporation            1,618,251
    34,100  Morgan Stanley Dean Witter &
            Company                                2,141,139
    45,300  National City Corporation              1,232,613
     8,900  Northern Trust Corporation               578,767
     9,100  State Street Corporation                 944,398
--------------------------------------------------------------------------------
            Total Financials                      33,818,962
--------------------------------------------------------------------------------

Health Care (6.2%)
    17,000  Elan Corporation plc ADR*                852,550
    30,000  Johnson & Johnson                      2,894,400
    19,900  Medtronic, Inc.                          887,540
    71,200  Merck & Company, Inc.                  5,409,064
   159,300  Pfizer, Inc.                           6,897,690
    31,000  Schering-Plough Corporation            1,194,740
    14,800  WellPoint Health Networks, Inc.*       1,454,100
--------------------------------------------------------------------------------
            Total Health Care                     19,590,084
--------------------------------------------------------------------------------

Technology (10.0%)
   254,400  ADC Telecommunications, Inc.*          1,910,544
    74,400  Agere Systems, Inc.*                     520,800
     3,126  Agilent Technologies, Inc.               121,945
    10,600  Applied Materials, Inc.*                 578,760
     9,800  Arrow Electronics, Inc.*                 274,400
    70,700  Automatic Data Processing, Inc.        3,835,475
   106,200  Cisco Systems, Inc.*                   1,803,276
    10,700  Computer Sciences Corporation*           381,241
    34,700  Dell Computer Corporation*              $912,263
    28,200  EMC Corporation*                       1,116,720
    29,700  First Data Corporation                 2,002,968
    13,300  Gateway, Inc.*                           252,700
    13,700  Global Payments, Inc.*                   289,755
    27,300  Hewlett-Packard Company                  776,139
    95,500  Intel Corporation                      2,951,905
    24,600  International Business Machines
            Corporation                            2,832,444
    76,600  Microsoft Corporation*                 5,189,650
    56,100  Motorola, Inc.                           872,355
    17,100  National Data Corporation                489,915
    73,300  Oracle Corporation*                    1,184,528
    41,400  Sun Microsystems, Inc.*                  708,768
    50,700  Tellabs, Inc.*                         1,780,077
    23,300  Texas Instruments, Inc.                  901,710
--------------------------------------------------------------------------------
            Total Technology                      31,688,338
--------------------------------------------------------------------------------

Transportation (0.0%)
     4,100  CNF, Inc.                                125,706
--------------------------------------------------------------------------------
            Total Transportation                     125,706
--------------------------------------------------------------------------------

Utilities (0.1%)
    11,000  Entergy Corporation                      445,500
--------------------------------------------------------------------------------
            Total Utilities                          445,500
--------------------------------------------------------------------------------

            Total Common Stocks
            (cost basis $154,315,316)            176,340,662

    Principal                                                                   Interest     Maturity      Market
      Amount     Long-Term Fixed Income Investments (33.9%)                       Rate         Date         Value
======================================================================================================================
Asset-Backed Securities (1.7%)
   $1,000,000    EQCC Home Equity Loan Trust Series 1997-3 Class A7               6.930%    2/15/2029       $1,001,846
    1,000,000    Green Tree Financial Corporation Series 1999-5 Class A4          7.330      4/1/2031        1,035,170
    1,483,936    Green Tree Financial Corporation Series 1998-1 Class A6          6.330     11/1/2029        1,474,461
      900,000    Harley-Davidson Eaglemark Motorcycle Trust Series 1999-1
                 Class Certificates                                               6.710     1/15/2007          926,390
    1,000,000    Vanderbilt Mortgage Finance Series 2000-B Class IA2              8.045      7/7/2012        1,048,968
----------------------------------------------------------------------------------------------------------------------
                                                Total Asset-Backed Securities                                5,486,835
----------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Investments (2.9%)
    1,000,000    First Union-Lehman Brothers-Bank of America Commercial
                 Mortgage Trust Series 1998-C2 Class A2                           6.560    11/18/2008        1,017,247
    1,000,000    First Union National Bank Commercial Mortgage Trust
                 Series 1999-C4 Class A2                                          7.390    11/15/2009        1,057,162
    1,500,000    Morgan Stanley Capital I, Inc. Series 1999-WF1 Class A2          6.210     9/15/2008        1,492,201
    1,000,000    Morgan Stanley Capital I, Inc. Series 1998-WF2 Class A2          6.540     5/15/2008        1,016,885
Collateralized Mortgage Investments--continued
   $1,987,744    Morgan Stanley Dean Witter Capital I Trust Series 2001-TOP1
                 Class A2                                                         6.320%    9/15/2009       $2,009,365
    1,300,000    Nationslink Funding Corporation Series 1999-2 Class A3           7.181    12/20/2006        1,361,814
    1,000,000    Residential Asset Securities Corporation Series 2000-KS1
                 Class AI4                                                        8.040    10/25/2008        1,045,031
----------------------------------------------------------------------------------------------------------------------
                                                Total Collateralized Mortgage Investments                    8,999,705
----------------------------------------------------------------------------------------------------------------------

Finance (5.6%)
    2,000,000    Bank of America Corporation                                      7.400     1/15/2011        2,080,146
    1,000,000    Cabot Industrial Properties, L.P.                                7.125      5/1/2004        1,019,274
    2,000,000    CIT Group, Inc.                                                  6.500      2/7/2006        2,007,804
    1,000,000    Citigroup, Inc.                                                  7.250     10/1/2010        1,039,165
    1,000,000    EOP Operating, L.P.                                              6.800     1/15/2009          979,410
    1,000,000    ERP Operating, L.P.                                              6.950      3/2/2011          982,927
    1,000,000    Heller Financial, Inc.                                           6.375     3/15/2006        1,006,983
    1,100,000    Household Finance Corporation                                    7.875      3/1/2007        1,176,344
    2,600,000    Mack-Cali Realty, L.P.                                           7.000     3/15/2004        2,630,366
    1,500,000    Morgan Stanley Dean Witter & Company                             6.100     4/15/2006        1,494,939
    1,150,000    ProLogis Trust                                                   7.050     7/15/2006        1,162,476
    1,000,000    Regency Centers, L.P.                                            8.450      9/1/2010        1,036,521
    1,000,000    Union Planters Corporation                                       7.750      3/1/2011        1,014,739
----------------------------------------------------------------------------------------------------------------------
                                                Total Finance                                               17,631,094
----------------------------------------------------------------------------------------------------------------------

Industrial-Basic Materials (0.6%)
    1,000,000    Alcan, Inc.                                                      6.450     3/15/2011          984,295
    1,000,000    Praxair, Inc.                                                    6.500      3/1/2008          995,827
----------------------------------------------------------------------------------------------------------------------
                                                Total Industrial-Basic Materials                             1,980,122
----------------------------------------------------------------------------------------------------------------------

Industrial-Communications (3.2%)
    1,000,000    Cable & Wireless Optus Finance Property, Ltd./2/                 8.000     6/22/2010        1,077,587
    1,000,000    Clear Channel Communications, Inc.                               7.650     9/15/2010        1,030,902
    1,000,000    Continental Cablevision, Inc.                                    8.875     9/15/2005        1,088,071
    1,000,000    France Telecom SA/2/                                             7.200      3/1/2006        1,021,357
    1,500,000    LCI International, Inc.                                          7.250     6/15/2007        1,547,395
    1,000,000    Nortel Networks, Ltd.                                            6.125     2/15/2006          953,440
    1,000,000    Verizon Global Funding Corporation                               7.250     12/1/2010        1,035,150
      750,000    Vodafone Americas Asia, Inc.                                     6.650      5/1/2008          738,304
    1,700,000    WorldCom, Inc.                                                   6.400     8/15/2005        1,648,718
----------------------------------------------------------------------------------------------------------------------
                                                Total Industrial-Communications                             10,140,924
----------------------------------------------------------------------------------------------------------------------

Industrial-Consumer Cyclical (1.6%)
    1,000,000    AOL Time Warner, Inc.                                            7.625     4/15/2031        1,002,602
    1,000,000    Cox Enterprises, Inc./2/                                         8.000     2/15/2007        1,042,231
    1,000,000    Equifax, Inc.                                                    6.300      7/1/2005          990,857
    1,000,000    Federated Department Stores, Inc.                                6.625      4/1/2011          964,128
    1,000,000    Ford Motor Company                                               7.450     7/16/2031          974,101
----------------------------------------------------------------------------------------------------------------------
                                                Total Industrial-Consumer Cyclical                           4,973,919
----------------------------------------------------------------------------------------------------------------------

Industrial-Energy (1.0%)
   $1,000,000    Anadarko Finance Company /2/                                     7.500%     5/1/2031       $1,018,944
    1,000,000    Enterprise Products Operating, L.P.                              8.250     3/15/2000        1,051,425
    1,000,000    Tosco Corporation                                                7.250      1/1/2007        1,040,260
----------------------------------------------------------------------------------------------------------------------
                                                Total Industrial-Energy                                      3,110,629
----------------------------------------------------------------------------------------------------------------------

Industrial-Consumer Noncyclical (0.6%)
    1,000,000    Guidant Corporation                                              6.150     2/15/2006          974,072
    1,000,000    Kellogg Company                                                  6.000      4/1/2006          991,346
----------------------------------------------------------------------------------------------------------------------
                                                Total Industrial-Consumer Noncyclical                        1,965,418
----------------------------------------------------------------------------------------------------------------------

Industrial-Transportation (0.8%)
    1,400,000    American Airlines, Inc.                                          7.024    10/15/2009        1,427,552
    1,000,000    Norfolk Southern Corporation                                     6.200     4/15/2009          957,125
----------------------------------------------------------------------------------------------------------------------
                                                Total Industrial-Transportation                              2,384,677
----------------------------------------------------------------------------------------------------------------------

U.S. Government Agencies (10.2%)
    1,929,717    Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass
                 Through                                                          7.000     11/1/2030        1,948,532
    1,902,437    Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass
                 Through                                                          7.000      9/1/2030        1,921,994
    1,847,651    Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass
                 Through                                                          7.000      2/1/2030        1,866,645
    1,480,491    Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass
                 Through                                                          6.500      2/1/2031        1,467,093
      996,231    Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass
                 Through                                                          6.500      2/1/2031          987,922
    1,490,298    Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass
                 Through                                                          6.500      1/1/2031        1,477,868
    3,889,130    Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass
                 Through                                                          6.500      9/1/2030        3,861,517
    3,862,513    Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass
                 Through                                                          6.500      7/1/2030        3,832,308
    3,930,192    Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass
                 Through                                                          6.500      4/1/2030        3,902,288
    1,992,692    Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass
                 Through                                                          6.000      2/1/2031        1,925,877
    1,991,116    Federal Home Loan Mortgage Corporation Gold 30 Yr. Pass
                 Through                                                          6.000      2/1/2031        1,924,354
    1,500,000    Federal National Mortgage Association                            7.125     6/15/2010        1,615,233
    2,954,873    Federal National Mortgage Association 30 Yr. Pass Through        7.000      1/1/2031        2,980,167
    1,794,627    Federal National Mortgage Association 30 Yr. Pass Through        7.000      9/1/2029        1,811,640
      871,193    Federal National Mortgage Association 30 Yr. Pass Through        6.500      4/1/2029          864,084
----------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government Agencies                              32,387,522
----------------------------------------------------------------------------------------------------------------------

U.S. Treasury Securities (0.7%)
    1,700,000    U.S. Treasury Bonds                                              8.500     2/15/2020        2,199,010
----------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Treasury Securities                               2,199,010
----------------------------------------------------------------------------------------------------------------------

Utilities (5.0%)
   $1,000,000    El Paso Energy Corporation                                       6.750%    5/15/2009         $982,266
    1,000,000    Enogex, Inc./2/                                                  8.125     1/15/2010        1,049,670
    1,500,000    Enron Corporation                                                6.400     7/15/2006        1,490,504
    1,000,000    Kansas City Power & Light Company                                7.125    12/15/2005        1,024,712
    1,000,000    Kinder Morgan Energy Partners, L.P.                              6.750     3/15/2011          980,892
    1,800,000    Niagara Mohawk Power Corporation                                 7.750     10/1/2008        1,836,907
    1,400,000    NiSource Finance Corporation                                     7.875    11/15/2010        1,481,332
    1,500,000    NRG Northeast Generating LLC                                     8.842     6/15/2015        1,571,640
    1,687,500    NRG Northeast Generating LLC                                     8.065    12/15/2004        1,736,370
    1,000,000    Sierra Pacific Resources                                         8.750     5/15/2005        1,019,161
    1,750,000    Texas Utilities Electric Company                                 7.170      8/1/2007        1,778,670
    1,000,000    Virginia Electric and Power Company                              5.750     3/31/2006          980,294
----------------------------------------------------------------------------------------------------------------------
                                                Total Utilities                                             15,932,418
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                Total Long-Term Fixed-Income Investments
                                                (amortized cost basis $105,785,928)                        107,192,273
----------------------------------------------------------------------------------------------------------------------

    Principal                                                                   Interest     Maturity          Market
      Amount     Short-Term Investments (9.9%)                                   Rate/1/       Date             Value
======================================================================================================================
   $5,629,000    Alpine Securitization Corporation                                5.020%     5/1/2001       $5,629,000
    2,272,000    Boeing Capital Corporation                                       4.490      5/4/2001        2,271,150
    3,250,000    Countrywide Home Loans, Inc.                                     4.500      5/2/2001        3,249,594
    1,777,000    Eaglefunding Capital Corporation                                 4.920      5/4/2001        1,776,334
    1,702,000    General Motors Acceptance Corporation                            4.560      5/9/2001        1,700,275
    5,675,000    Goldman Sachs Group, L.P.                                        4.450      5/3/2001        5,673,597
    5,001,000    Household Finance Corporation                                    4.450      5/7/2001        4,997,291
    6,167,000    Wal-Mart Stores, Inc.                                            4.470      5/8/2001        6,161,640
----------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $31,458,881)                          31,458,881
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS (99.6%)
                                                (amortized cost basis $291,560,125)                        314,991,816
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                Other Assets, Less Liabilities (0.4%)                        1,184,120
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                Net Assets (100.0%)                                       $316,175,936
----------------------------------------------------------------------------------------------------------------------

_________________
*Non-income producing security.
/1/ The interest rate reflects the discount rate at the date of purchase.
/2/ 144A security

See page 85 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Index Fund II
Schedule of Investments as of April 30, 2001

Investment Objective
The Fund seeks capital growth that tracks the performance of the S&P SmallCap 600 Index, by investing primarily in common stocks of the Index.

    Shares  Common Stocks (99.3%)                Market Value
================================================================================

Basic Materials (4.3%)
       900  Arch Chemicals, Inc.                     $17,550
     1,400  Buckeye Technologies, Inc.*               17,066
     1,100  Cambrex Corporation                       51,172
     1,000  Caraustar Industries, Inc.                 8,000
       500  Castle (A.M.) & Company                    4,800
       600  ChemFirst, Inc.                           15,420
       600  Chesapeake Corporation                    14,556
       400  Cleveland-Cliffs, Inc.                     7,692
       500  Commercial Metals Company                 12,890
       600  Commonwealth Industries, Inc.              2,940
     1,400  Corn Products International, Inc.         34,300
     1,500  Delta and Pine Land Company               35,850
       500  Deltic Timber Corporation                 11,380
     1,800  DIMON, Inc.                               16,146
       800  Florida Rock Industries, Inc.             31,200
     1,200  Georgia Gulf Corporation                  22,044
       600  IMCO Recycling, Inc.                       3,450
     1,200  MacDermid, Inc.                           20,736
     3,100  Massey Energy Company                     69,781
       500  Material Sciences Corporation*             3,400
     1,000  Mississippi Chemical Corporation           3,480
     1,000  OM Group, Inc.                            54,750
     1,600  Omnova Solutions, Inc.                    10,368
       300  Penford Corporation                        3,540
     3,800  PolyOne Corporation                       32,110
       500  Pope & Talbot, Inc.                        6,500
       300  Quaker Chemical Corporation                5,325
       500  Quanex Corporation                        10,350
     1,800  Steel Dynamics, Inc.*                     25,812
       400  Steel Technologies, Inc.                   2,676
     1,600  Stillwater Mining Company*                48,912
       800  Texas Industries, Inc.                    24,560
--------------------------------------------------------------------------------
            Total Basic Materials                   628,756
--------------------------------------------------------------------------------

Capital Goods (13.1%)
     1,100  AAR Corporation                           12,353
     1,300  Advanced Energy Industries, Inc.*         45,123
       650  Alliant Techsystems, Inc.*                61,230
       300  Amcast Industrial Corporation              2,802
       900  A.O. Smith Corporation                    17,208
     1,500  AptarGroup, Inc.                          47,370
     1,600  APW, Ltd.*                               $13,440
       900  Armor Holdings, Inc.*                     14,985
     1,500  Artesyn Technologies, Inc.*               22,740
       700  Astec Industries, Inc.*                   13,230
       600  AstroPower, Inc.*                         25,128
     1,300  Baldor Electric Company                   27,118
       700  Barnes Group, Inc.                        14,000
     1,000  B/E Aerospace, Inc.*                      21,500
     1,000  Belden, Inc.                              23,610
       800  Benchmark Electronics, Inc.*              20,400
       800  Black Box Corporation*                    46,552
     1,100  BMC Industries, Inc.                       6,534
     1,000  Brady Corporation                         32,800
       900  Briggs & Stratton Corporation             36,450
       700  Brush Engineered Materials, Inc.          14,000
       300  Butler Manufacturing Company               6,840
     1,300  C-COR.net Corporation*                     9,360
     1,100  C&D Technologies, Inc.                    39,028
     1,200  Checkpoint Systems, Inc.*                 11,220
     1,000  CLARCOR, Inc.                             24,700
     1,700  Cognex Corporation*                       50,167
       800  Cohu, Inc.                                14,480
     1,100  CTS Corporation                           26,400
       700  CUNO, Inc.*                               17,864
     1,000  Dionex Corporation*                       29,970
     1,200  Electro Scientific Industries, Inc.*      42,996
       800  Esterline Technologies Corporation*       15,600
       600  Flow International Corporation*            5,868
     1,600  Foster Wheeler Corporation                24,080
       600  Gardner Denver, Inc.*                     11,640
     1,700  GenCorp, Inc.                             20,434
     1,200  Graco, Inc.                               32,880
     1,200  Griffon Corporation*                      11,160
     1,300  Harman International Industries, Inc.     41,275
     1,200  IDEX Corporation                          37,680
     1,100  Insituform Technologies, Inc.*            37,939
       609  Intermagnetics General Corporation*       14,981
       700  Ionics, Inc.*                             16,870
       600  Itron, Inc.*                               8,880
     1,700  JLG Industries, Inc.                      20,910
       900  Kaman Corporation                         14,985
       400  Lawson Products, Inc.                     11,160
Capital Goods--continued
       500  Lindsay Manufacturing Company             $9,350
       600  Lydall, Inc.*                              7,254
       900  MagneTek, Inc.*                            8,595
     1,000  Manitowoc Company, Inc.                   27,500
     1,300  Milacron, Inc.                            23,725
     1,400  Mueller Industries, Inc.*                 45,290
       840  Myers Industries, Inc.                    12,558
       500  New England Business Service, Inc.         9,250
     1,500  Orbital Sciences Corporation*              6,450
       700  Oshkosh Truck Corporation                 27,286
       600  Park Electrochemical Corporation          14,100
     1,700  Paxar Corporation*                        20,026
       800  Regal-Beloit Corporation                  15,120
     1,000  Reliance Steel & Aluminum Company         29,300
       400  Robbins & Myers, Inc.                     11,300
     1,300  Roper Industries, Inc.                    54,340
       800  RTI International Metals, Inc.*           11,288
       700  Scott Technologies, Inc.*                 16,450
     1,700  Shaw Group, Inc.*                         96,900
     1,400  SLI, Inc.                                  9,870
       600  SPS Technologies, Inc.*                   29,220
     1,100  Standard Register Company                 17,710
       500  Standex International Corporation         11,975
     2,616  Stratos Lightwave, Inc.*                  20,900
     1,300  Technitrol, Inc.                          39,104
     1,200  Teledyne Technologies, Inc.*              15,780
       600  Thomas Industries, Inc.                   15,666
       800  Three-Five Systems, Inc.*                 12,760
       800  Titan International, Inc.                  3,832
     1,500  Tredegar Corporation                      29,325
     1,400  United Stationers, Inc.*                  39,858
       700  URS Corporation*                          15,050
     1,600  Valence Technology, Inc.*                  8,880
       900  Valmont Industries, Inc.                  13,491
     1,700  Vicor Corporation*                        42,500
       900  Wabash National Corporation               10,809
     1,000  Watsco, Inc.                              12,940
     1,000  Watts Industries, Inc.                    16,450
       400  Wolverine Tube, Inc.*                      5,608
--------------------------------------------------------------------------------
            Total Capital Goods                   1,935,750
--------------------------------------------------------------------------------

Communication Services (0.4%)
       600  Boston Communications Group, Inc.*         6,264
     2,100  General Communication, Inc.*              19,866
       700  Metro One Telecommunications, Inc.*       29,631
     1,400  Pac-West Telecomm, Inc.*                   4,046
--------------------------------------------------------------------------------
            Total Communication Services             59,807
--------------------------------------------------------------------------------

Consumer Cyclicals (18.9%)
       400  4Kids Entertainment, Inc.*                $6,760
     2,100  99 Cents Only Stores*                     60,858
       800  Aaron Rents, Inc.                         13,760
       600  Action Performance Companies, Inc.*        9,678
       900  ADVO, Inc.*                               29,241
       600  Anchor Gaming*                            32,700
       300  Angelica Corporation                       3,978
     1,200  AnnTaylor Stores Corporation*             32,700
     1,100  Apogee Enterprises, Inc.                   9,339
       800  Applied Industrial Technologies, Inc.     15,128
     1,100  Arbitron, Inc.*                           22,968
       900  Arctic Cat, Inc.                          11,826
       500  Ashworth, Inc.*                            3,680
       600  A.T. Cross Company*                        4,380
     1,600  Aztar Corporation*                        20,752
     1,000  Bally Total Fitness Holding Corporation*  27,400
       400  Bassett Furniture Industries, Inc.         5,660
       600  Bell Microproducts, Inc.*                  5,400
       700  Brown Shoe Company, Inc.                  13,811
       500  Building Materials Holding Corporation*    4,875
     1,800  Burlington Coat Factory Warehouse
            Corporation                               37,080
     2,000  Casey's General Stores, Inc.              24,120
       500  Casual Male Corporation                    1,095
     1,000  Cato Corporation                          17,630
     1,400  Central Parking Corporation               24,934
     1,500  Cerner Corporation*                       67,545
     1,900  Champion Enterprises, Inc.*               15,295
       500  Chemed Corporation                        17,150
       800  Chico's FAS, Inc.*                        35,688
       600  Coachmen Industries, Inc.                  6,012
     2,200  Copart, Inc.*                             50,402
       800  Cost Plus, Inc.*                          19,040
       300  CPI Corporation                            5,640
       600  Cyrk, Inc.*                                1,548
       700  Del Webb Corporation*                     23,660
       500  Department 56, Inc.*                       4,375
       600  Discount Auto Parts, Inc.*                 5,340
       700  Dress Barn, Inc.*                         16,940
     3,024  D.R. Horton, Inc.                         73,241
       700  Elcor Corporation                         11,025
       500  Enesco Group, Inc.*                        2,950
     1,700  Ethan Allen Interiors, Inc.               60,350
       500  Factory 2-U Stores, Inc.*                 13,025
     1,300  Fedders Corporation                        6,734
     1,300  Fleetwood Enterprises, Inc.               16,822
       900  Footstar, Inc.*                           32,850
     1,200  Fossil, Inc.*                             22,512

Consumer Cyclicals--continued
       800  Franklin Covey Company*                   $5,280
       700  F.Y.I., Inc.*                             24,325
       800  G&K Services, Inc.                        15,320
       900  Genesco, Inc.*                            25,740
     1,300  Goody's Family Clothing, Inc.*             5,265
       500  Gottschalks, Inc.*                         2,325
       800  Group 1 Automotive, Inc.*                 14,800
     1,000  Gymboree Corporation*                      7,010
       200  Haggar Corporation                         2,162
       700  Hancock Fabrics, Inc.                      5,782
     1,200  Hartmarx Corporation*                      3,480
       900  Hot Topic, Inc.*                          30,078
       400  Huffy Corporation*                         3,472
     1,000  Hughes Supply, Inc.                       15,120
       900  Information Holdings, Inc.*               19,440
     1,100  Information Resources, Inc.*               6,864
     1,650  Insight Enterprises, Inc.*                44,055
       400  Insurance Auto Auctions, Inc.*             5,760
     2,000  Interface, Inc.                           15,420
     1,000  Intermet Corporation                       5,050
       900  ITT Educational Services, Inc.*           32,040
       700  JAKKS Pacific, Inc.*                      10,031
       700  Jo-Ann Stores, Inc.*                       2,940
       700  K2, Inc.*                                  5,705
       900  Kellwood Company                          19,215
       900  Kroll-O'Gara Company*                      6,210
       400  K-Swiss, Inc.                              9,504
     2,400  La-Z-Boy, Inc.                            43,200
     2,200  Lennox International, Inc.                23,474
       300  Lillian Vernon Corporation                 1,980
     1,600  Linens 'n Things, Inc.*                   43,216
     1,100  Marcus Corporation                        16,577
       700  Mayor's Jewelers, Inc.*                    2,695
       980  M.D.C. Holdings, Inc.                     42,160
       600  Meade Instruments Corporation*             3,594
       600  MemberWorks, Inc.*                        14,784
     1,700  Men's Wearhouse, Inc.*                    43,265
     1,400  Michaels Stores, Inc.*                    47,278
       600  Midas, Inc.                                8,940
     1,500  Midway Games, Inc.*                       14,850
       700  Monaco Coach Corporation*                 13,545
     1,300  Nautica Enterprises, Inc.*                23,881
       400  NVR, Inc.*                                76,248
     2,100  O'Reilly Automotive, Inc.*                49,665
       500  OshKosh B'Gosh, Inc.                      13,535
       300  Oxford Industries, Inc.                    6,000
     1,300  Pacific Sunwear of California, Inc.*      36,218
     1,000  Pegasus Solutions, Inc.*                   9,900
     1,300  Penton Media, Inc.                       $25,610
     2,100  Pep Boys-Manny, Moe & Jack                10,059
     1,100  Phillips-Van Heusen Corporation           16,500
     3,900  Pier 1 Imports, Inc.                      43,290
     1,000  Pinnacle Entertainment, Inc.*              9,990
     1,000  Polaris Industries, Inc.                  38,700
       900  Pre-Paid Legal Services, Inc.*            19,800
     1,800  Prime Hospitality Corporation*            18,522
     1,900  Profit Recovery Group International, Inc.*12,160
       900  Quiksilver, Inc.*                         24,453
     1,600  Regis Corporation                         29,600
       800  Russ Berrie and Company, Inc.             19,000
     1,300  Russell Corporation                       24,960
       600  Ryland Group, Inc.                        28,506
       700  School Specialty, Inc.*                   16,065
     1,200  Scotts Company*                           50,160
       700  SCP Pool Corporation*                     22,050
     1,100  ShopKo Stores, Inc.*                       8,756
       500  Simpson Manufacturing Company, Inc.*      24,275
       300  Skyline Corporation                        7,770
       800  Springs Industries, Inc.                  35,640
       500  Standard Motor Products, Inc.              5,170
     1,200  Standard Pacific Corporation              24,480
       500  StarTek, Inc.*                             8,280
     1,700  Stein Mart, Inc.*                         18,258
     1,700  Stride Rite Corporation                   12,648
     1,100  Sturm, Ruger & Company, Inc.              10,769
       800  TBC Corporation*                           5,480
     1,400  Tenneco Automotive, Inc.                   4,200
       500  Thomas Nelson, Inc.                        3,450
       500  Thor Industries, Inc.                     11,650
     1,700  Timberland Company*                       83,844
     1,500  Toll Brothers, Inc.*                      53,250
       600  Toro Company                              27,690
     1,800  Tower Automotive, Inc.*                   19,080
       400  Ultimate Electronics, Inc.*                9,960
       800  Universal Forest Products, Inc.           13,120
       600  WD-40 Company                             10,812
     1,300  Wellman, Inc.                             24,245
       600  Wet Seal, Inc.*                           16,614
       800  Winnebago Industries, Inc.                14,600
     1,300  WMS Industries Inc.*                      27,131
     1,700  Wolverine World Wide, Inc.                30,260
     1,400  Zale Corporation*                         46,704
--------------------------------------------------------------------------------
            Total Consumer Cyclicals              2,792,856
--------------------------------------------------------------------------------

Consumer Staples (9.5%)
       900  ABM Industries, Inc.                      27,828
     1,100  Administaff, Inc.*                        26,521
Consumer Staples--continued
       800  American Italian Pasta Company*          $28,480
     1,100  Applebee's International, Inc.            46,090
       900  Applica, Inc.*                             6,030
     1,300  Bowne & Company, Inc.                     13,000
       700  CDI Corporation*                          10,325
     1,200  CEC Entertainment, Inc.*                  61,500
     1,300  Cheesecake Factory, Inc.*                 49,478
       400  Coca-Cola Bottling Company
            Consolidated                              15,884
       500  Consolidated Graphics, Inc.*               6,675
       900  Constellation Brands, Inc.*               58,725
     1,700  Earthgrains Company                       38,250
       500  Edgewater Technology, Inc.*                2,250
     1,600  Fleming Companies, Inc.                   47,200
     1,500  Great Atlantic & Pacific Tea Company,
            Inc.                                      18,600
     1,300  Hain Celestial Group, Inc.*               32,526
       500  Hall, Kinion & Associates, Inc.*           4,075
       800  Heidrick & Struggles International, Inc.* 20,200
       800  IHOP Corporation*                         16,640
       700  International Multifoods Corporation      13,083
       300  J & J Snack Foods Corporation*             6,180
     1,600  Jack in the Box, Inc.*                    42,352
     1,100  John H. Harland Company                   23,892
     1,600  Labor Ready, Inc.*                         5,840
       800  Landry's Seafood Restaurants, Inc.         9,696
       600  Libbey, Inc.                              20,154
       900  Luby's Cafeterias, Inc.                    6,840
       400  Nash Finch Company                         7,960
       300  National Presto Industries, Inc.           8,475
       600  Nature's Sunshine Products, Inc.           5,370
     2,700  NBTY, Inc.*                               33,480
       700  O'Charley's, Inc.*                        13,790
       900  On Assignment, Inc.*                      15,399
     1,300  Owens & Minor, Inc.                       25,298
       500  Panera Bread Company*                     15,100
     2,700  Patterson Dental Company*                 82,512
       800  Performance Food Group Company*           43,176
       500  P.F. Chang's China Bistro, Inc.*          19,410
     1,900  Priority Healthcare Corporation*          66,082
     1,200  Ralcorp Holdings, Inc.*                   20,040
       800  RARE Hospitality International, Inc.*     22,360
       500  Royal Appliance Manufacturing Company*     2,510
     2,500  Ruby Tuesday, Inc.                        47,625
     1,300  Ryan's Family Steak Houses, Inc.*         15,574
       500  Salton, Inc.*                              8,640
       600  Schweitzer-Mauduit International, Inc.    12,870
     2,300  Smithfield Foods, Inc.*                   79,810
     1,100  Sonic Corporation*                       $30,657
     2,500  Spherion Corporation*                     20,425
     1,100  Steak n Shake Company*                     9,856
     1,600  Tetra Tech, Inc.*                         39,072
       900  Triarc Companies, Inc.*                   23,040
       700  United Natural Foods, Inc.*                9,772
       600  Volt Information Sciences, Inc.*          10,260
     1,100  Whole Foods Market, Inc.*                 53,460
--------------------------------------------------------------------------------
            Total Consumer Staples                1,400,337
--------------------------------------------------------------------------------

Energy (7.5%)
       600  Atwood Oceanics, Inc.*                    26,790
     1,400  Barrett Resources Corporation*            90,090
     1,200  Cabot Oil & Gas Corporation               34,704
     1,300  Cal Dive International, Inc.*             36,413
     3,100  Cross Timbers Oil Company                 84,165
       700  Dril-Quip, Inc.*                          22,820
       800  HS Resources, Inc.*                       39,696
     2,100  Input/Output, Inc.*                       23,310
       500  Key Production Company, Inc.*             11,225
     1,000  Lone Star Technologies, Inc.*             52,700
     1,900  Louis Dreyfus Natural Gas Corporation*    72,390
     1,800  Newfield Exploration Company*             64,800
       700  Nuevo Energy Company*                     12,530
       900  Oceaneering International, Inc.*          21,420
       900  Offshore Logistics, Inc.*                 23,850
       800  Patina Oil & Gas Corporation              20,800
       700  Plains Resources, Inc.*                   16,975
     2,100  Pogo Producing Company                    62,181
     2,700  Pride International, Inc.*                71,901
       800  Remington Oil & Gas Corporation*          12,136
       700  SEACOR SMIT, Inc.*                        32,060
     1,000  Seitel, Inc.*                             19,510
       900  St. Mary Land & Exploration Company       22,365
     1,100  Stone Energy Corporation*                 54,670
     1,000  Swift Energy Company*                     31,860
       500  TETRA Technologies, Inc.*                 13,725
     1,500  Tom Brown, Inc.*                          38,400
     1,200  Veritas DGC, Inc.*                        39,000
     2,500  Vintage Petroleum, Inc.                   51,650
--------------------------------------------------------------------------------
            Total Energy                          1,104,136
--------------------------------------------------------------------------------

Financials (11.1%)
       900  Anchor BanCorp Wisconsin, Inc.            13,914
     1,000  Cash America International, Inc.           8,000
     1,700  Centura Banks, Inc.                       80,835
     1,100  Chittenden Corporation                    33,000
     1,300  Commerce Bancorp, Inc.                    89,700
     2,200  Commercial Federal Corporation            48,180
Financials--continued
     1,700  Community First Bankshares, Inc.         $35,717
     2,200  Cullen/Frost Bankers, Inc.                70,400
       800  Delphi Financial Group, Inc.              25,416
     1,200  Downey Financial Corporation              51,648
       900  East West Bancorp, Inc.                   18,684
     2,900  Eaton Vance Corporation                   93,670
       500  E. W. Blanch Holdings, Inc.                6,665
     3,100  Fidelity National Financial, Inc.         72,571
     2,600  First American Corporation                51,870
     1,100  First BanCorp Puerto Rico                 28,270
       700  FirstFed Financial Corporation*           21,000
     1,600  First Midwest Bancorp, Inc.               45,264
     2,800  Fremont General Corporation               11,984
       500  GBC Bancorp                               12,425
       600  Hilb, Rogal and Hamilton Company          23,640
     2,150  Hudson United Bancorp                     51,084
     1,100  Jefferies Group, Inc.                     35,365
       600  LandAmerica Financial Group, Inc.         18,000
       900  MAF Bancorp, Inc.                         24,255
     1,600  Mutual Risk Management, Ltd.              10,336
     1,950  New York Community Bancorp, Inc.          65,813
     1,155  Provident Bankshares Corporation          25,849
     2,000  Raymond James Financial, Inc.             60,700
     1,100  Riggs National Corporation                17,435
       500  RLI Corporation                           20,000
       400  SCPIE Holdings, Inc.                       7,940
     1,000  Selective Insurance Group, Inc.           24,650
     1,700  South Financial Group, Inc.               28,220
     1,200  Southwest Bancorporation of Texas, Inc.*  40,200
       630  Southwest Securities Group, Inc.          13,954
     1,400  Staten Island Bancorp, Inc.               38,486
     1,000  Sterling Bancshares, Inc.                 18,030
     1,600  Susquehanna Bancshares, Inc.              28,944
     1,500  Trenwick Group, Ltd.                      30,000
     2,425  TrustCo Bank Corporation                  29,706
     1,000  Tucker Anthony Sutro Corporation          20,780
       800  UCBH Holdings, Inc_                       22,096
     1,700  United Bankshares, Inc.                   39,100
     2,290  Washington Federal, Inc.                  58,418
     1,000  Whitney Holding Corporation               39,900
       700  Zenith National Insurance Corporation     18,459
--------------------------------------------------------------------------------
            Total Financials                       1,630,573
--------------------------------------------------------------------------------

Health Care (11.7%)
     1,050  Accredo Health, Inc.*                     35,763
     2,600  Advanced Tissue Sciences, Inc.*           10,374
     1,300  AdvancePCS, Inc.*                         74,880
     2,000  Alliance Pharmaceutical Corporation*       9,600
     1,600  Alpharma, Inc.                           $36,192
       600  ArQule, Inc.*                              9,294
       900  ArthroCare Corporation*                   16,902
     2,200  Bio-Technology General Corporation*       17,512
     1,700  Cephalon, Inc.*                          108,290
       600  CONMED Corporation*                       12,954
       600  Cooper Companies, Inc.                    26,640
     2,400  Coventry Health Care, Inc.*               49,272
       750  CryoLife, Inc.*                           19,875
       300  Curative Health Services, Inc.*            2,025
     1,100  Cygnus, Inc.*                              7,315
       700  Datascope Corporation                     26,516
       600  Diagnostic Products Corporation           39,462
     1,045  Enzo Biochem, Inc.                        23,199
     1,100  Haemonetics Corporation*                  35,750
       600  Hologic, Inc.*                             3,282
     2,700  Hooper Holmes, Inc.                       27,675
     1,300  IDEXX Laboratories, Inc.*                 35,243
       700  IMPATH, Inc.*                             21,896
       800  INAMED Corporation*                       16,776
     1,300  Invacare Corporation                      45,890
       900  MAXIMUS, Inc.*                            31,869
     1,300  Medicis Pharmaceutical Corporation*       64,610
       900  Mentor Corporation                        20,700
       600  MGI Pharma, Inc.*                          6,660
     2,000  Mid Atlantic Medical Services, Inc.*      40,660
       900  Noven Pharmaceuticals, Inc.*              19,323
     1,400  Organogenesis, Inc.*                      12,810
     1,900  Orthodontic Centers of America, Inc.*     51,775
       500  Osteotech, Inc.*                           2,750
     1,000  PAREXEL International Corporation*        12,550
       600  Pediatrix Medical Group, Inc.*            16,044
     1,100  Pharmaceutical Product Development,
            Inc.*                                     65,505
       500  PolyMedica Corporation*                   13,580
     1,200  Province Healthcare Company*              30,744
     1,500  Regeneron Pharmaceuticals, Inc.*          46,515
     1,900  Renal Care Group, Inc.*                   54,302
     1,300  ResMed, Inc.*                             58,240
     1,300  Respironics, Inc.*                        41,262
     1,100  Sierra Health Services, Inc.*              5,775
       900  Sola International, Inc.*                  8,991
       300  Spacelabs Medical, Inc.*                   2,970
     1,400  Sybron Dental Specialties, Inc.*          28,000
     1,000  Syncor International Corporation*         35,260
     1,700  TECHNE Corporation*                       54,570
     1,200  Theragenics Corporation*                   9,684
     1,300  Universal Health Services, Inc.*         116,688
     3,700  US Oncology, Inc.*                        33,115
Health Care--continued
     1,400  Varian Medical Systems, Inc.*            $96,460
       600  Vital Signs, Inc.                         23,886
--------------------------------------------------------------------------------
            Total Health Care                     1,717,875
--------------------------------------------------------------------------------

Technology (15.7%)
     1,000  Actel Corporation*                        23,050
     2,300  Aeroflex, Inc.*                           34,293
     1,100  Allen Telecom, Inc.*                      14,443
     1,700  Alliance Semiconductor Corporation*       24,497
     1,700  Alpha Industries, Inc.*                   41,769
     1,700  American Management Systems, Inc.*        35,785
       600  Analogic Corporation                      28,794
       900  Analysts International Corporation         4,725
     1,500  Anixter International, Inc.*              39,525
     2,100  Aspect Communications Corporation*        11,046
     1,200  Aspen Technology, Inc.*                   25,272
     1,200  ATMI, Inc.*                               31,596
       900  Audiovox Corporation*                      7,515
     1,800  Auspex Systems, Inc.*                      7,254
     1,500  Avant! Corporation*                       29,235
     1,000  Avid Technology, Inc.*                    17,350
       900  Aware, Inc.*                               7,218
     3,900  Axcelis Technologies, Inc.*               58,539
       900  AXT, Inc.*                                28,287
       950  BARRA, Inc.*                              43,738
       400  Bel Fuse, Inc.                            10,100
     2,200  Brightpoint, Inc.*                         8,690
       800  Brooks Automation, Inc.*                  50,088
       500  Brooktrout, Inc.*                          3,520
     1,750  Cable Design Technologies Corporation*    26,005
       500  CACI International, Inc.*                 16,730
     1,200  Captaris, Inc.*                            2,532
       800  Carreker Corporation*                     19,568
     2,000  C-Cube Microsystems, Inc.*                31,900
     2,400  CIBER, Inc.*                              14,760
     1,200  Coherent, Inc.*                           47,400
       800  Computer Task Group, Inc.                  4,040
     1,100  Concord Camera Corporation*                7,095
       600  Concord Communications, Inc.*              4,188
     1,200  Cymer, Inc.*                              39,420
       500  Davox Corporation*                         5,185
     1,600  Dendrite International, Inc.*             19,248
       600  Digi International, Inc.*                  3,618
     3,000  DMC Stratex Networks, Inc.*               23,010
       800  DuPont Photomasks, Inc.*                  44,640
     1,000  Elantec Semiconductor, Inc.*              33,220
       800  Electroglas, Inc.*                        12,528
     2,000  eLoyalty Corporation*                      6,320
       900  ePresence, Inc.*                           3,591
     1,800  ESS Technology, Inc.*                     12,402
     1,400  FactSet Research Systems, Inc.           $49,700
       600  Fair, Isaac and Company, Inc.             41,652
     1,400  FileNET Corporation*                      19,600
     1,500  General Semiconductor, Inc.*              17,310
       900  Gerber Scientific, Inc.                    6,255
     1,440  Global Payments, Inc.*                    30,456
     2,300  Harmonic, Inc.*                           10,235
       900  Helix Technology Corporation              27,900
     1,300  HNC Software, Inc.*                       35,399
     1,000  Hutchinson Technology, Inc.*              15,490
     1,300  Hyperion Solutions Corporation*           21,853
       600  Innovex, Inc.*                             2,448
     1,300  International FiberCom, Inc.*              5,018
     1,000  Inter-Tel, Inc.                            9,890
     1,300  InterVoice-Brite, Inc.*                   13,507
       600  Keithley Instruments, Inc.                15,930
     1,100  Kent Electronics Corporation*             23,760
     2,600  Kopin Corporation*                        18,278
       600  Kronos, Inc.*                             20,418
     2,000  Kulicke and Soffa Industries, Inc.*       33,500
       600  MapInfo Corporation*                      18,888
       900  Mercury Computer Systems, Inc.*           45,702
     1,400  Methode Electronics, Inc.                  8,008
       700  MICROS Systems, Inc.*                     14,994
       900  MRO Software, Inc.*                       13,644
     1,300  National Data Corporation                 37,245
       800  Network Equipment Technologies, Inc.*      3,352
     1,000  NYFIX, Inc.*                              24,590
       700  PCTEL, Inc.*                               6,664
     1,000  Pericom Semiconductor Corporation*        17,990
     1,000  Phoenix Technologies, Ltd.*               10,850
       500  Photon Dynamics, Inc.*                    15,500
     1,200  Photronics, Inc.*                         34,452
     2,000  Pinnacle Systems, Inc.*                   21,240
     1,100  Pioneer-Standard Electronics, Inc.        13,200
     1,800  Polaroid Corporation                       6,390
     1,100  Power Integrations, Inc.*                 20,526
     1,400  Progress Software Corporation*            19,810
     1,100  Proxim, Inc.*                             15,301
       600  QRS Corporation*                           5,310
     1,100  Radiant Systems, Inc.*                    18,480
       700  RadiSys Corporation*                      14,770
     1,000  Rainbow Technologies, Inc.*                5,410
     4,800  Read-Rite Corporation*                    26,592
     1,200  Remedy Corporation*                       21,036
     1,400  Robotic Vision Systems, Inc.*              4,088
       600  Rogers Corporation*                       17,100
     2,500  RSA Security, Inc.*                       80,000
       600  SCM Microsystems, Inc.*                    6,420
     1,500  Silicon Valley Group, Inc.*               47,415
Technology--continued
     3,700  SONICblue, Inc.*                         $18,093
     1,200  SpeedFam-IPEC, Inc.*                       7,380
       500  SPSS, Inc.*                                6,495
       600  Standard Microsystems Corporation*         8,400
       500  Supertex, Inc.*                            8,980
       950  SymmetriCom, Inc.*                        13,804
     1,300  Systems & Computer Technology
            Corporation*                              11,401
       900  THQ, Inc.*                                34,281
       900  Trimble Navigation, Ltd.*                 14,787
       900  Ultratech Stepper, Inc.*                  25,857
     1,400  Varian Semiconductor Equipment
            Associates, Inc.*                         63,770
     1,300  Verity, Inc.*                             29,276
       900  ViaSat, Inc.*                             15,777
     1,200  Visual Networks, Inc.*                     4,320
       800  X-Rite, Inc.                               7,152
     1,300  Zebra Technologies Corporation*           56,238
       600  ZixIt Corporation*                         7,488
--------------------------------------------------------------------------------
            Total Technology                      2,310,794
--------------------------------------------------------------------------------

Transportation (2.8%)
       800  Arkansas Best Corporation*                15,720
     1,000  Arnold Industries, Inc.                   17,840
     1,700  Atlantic Coast Airlines Holdings, Inc.*   41,140
       900  Forward Air Corporation*                  31,230
     1,500  Fritz Companies, Inc.*                    16,950
     1,100  Frontier Airlines, Inc.*                  16,533
     1,000  Heartland Express, Inc.*                  27,470
     1,000  Kirby Corporation*                        22,100
       400  Landstar System, Inc.*                    26,120
     1,300  Mesa Air Group, Inc.*                     14,300
       500  Midwest Express Holdings, Inc.*            7,745
       500  M.S. Carriers, Inc.*                      15,445
       800  Roadway Express, Inc.                     19,520
     2,300  SkyWest, Inc.                            $60,950
     1,000  USFreightways Corporation                 26,210
     1,900  Werner Enterprises, Inc.                  37,810
       900  Yellow Corporation*                       16,407
--------------------------------------------------------------------------------
            Total Transportation                    413,490
--------------------------------------------------------------------------------

Utilities (4.3%)
       500  American States Water Company             16,450
     1,600  Atmos Energy Corporation                  36,272
     1,900  Avista Corporation                        37,810
       300  Bangor Hydro-Electric Company              7,857
       400  Cascade Natural Gas Corporation            7,980
       400  Central Vermont Public Service
            Corporation                                6,428
       700  CH Energy Group, Inc.                     30,835
     1,300  Energen Corporation                       48,295
       200  Green Mountain Power Corporation           3,100
       800  Laclede Gas Company                       19,200
       800  New Jersey Resources Corporation          34,632
     1,000  Northwest Natural Gas Company             22,200
       900  NorthWestern Corporation                  22,500
       500  NUI Corporation                           11,175
     2,125  Philadelphia Suburban Corporation         49,513
     1,400  Piedmont Natural Gas Company, Inc.        49,770
     1,500  RGS Energy Group, Inc.                    55,800
     2,000  Southern Union Company                    44,700
     1,300  Southwest Gas Corporation                 27,365
     1,000  Southwestern Energy Company*              13,150
     1,100  UGI Corporation                           29,095
       600  UIL Holdings Corporation                  29,370
     1,300  UniSource Energy Corporation              30,173
--------------------------------------------------------------------------------
            Total Utilities                         633,670
--------------------------------------------------------------------------------

            Total Common Stocks
            (cost basis $14,523,778)             14,628,044
--------------------------------------------------------------------------------

Principal                                                  Interest            Maturity        Market
 Amount     Short-Term Investments (1.1%)                  Rate/1/              Date           Value
=========================================================================================================

$154,000    Countrywide Home Loans, Inc.                    4.500%           5/1/2001         $154,000
---------------------------------------------------------------------------------------------------------
                                           Total Short-Term Investments
                                           (amortized cost basis $154,000)                     154,000
---------------------------------------------------------------------------------------------------------

                                           TOTAL INVESTMENTS (100.4%)
                                           (amortized cost basis $14,677,778)               14,782,044

                                           Other Assets, Less Liabilities (-0.4%)              (52,596)

                                           Net Assets (100.0%)                             $14,729,448

________________
* Non-income producing security.
/1/The interest rate reflects the discount rate at the date of purchase.

See page 85 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mid Cap Index Fund II
Schedule of Investments as of April 30, 2001

Investment Objective
The Fund seeks total returns that track the performance of the S&P MidCap 400 Index, by investing primarily in common stocks comprising the Index.

    Shares  Common Stocks (99.8%)                Market Value
================================================================================

Basic Materials (3.9%)
       650  A. Schulman, Inc.                         $7,585
     1,490  Airgas, Inc.*                             13,336
     2,440  AK Steel Holding Corporation              31,647
       990  Albemarle Corporation                     23,126
     1,240  Bowater, Inc.                             60,140
     1,470  Cabot Corporation                         47,790
       490  Carpenter Technology Corporation          12,838
     2,570  Crompton Corporation                      26,034
       850  Cytec Industries, Inc.*                   27,803
       690  Ferro Corporation                         14,400
     1,780  Georgia-Pacific Corporation (Timber
            Company)                                  52,706
       420  H.B. Fuller Company                       17,363
     2,570  IMC Global, Inc.                          30,840
     1,140  Longview Fibre Company                    14,478
     1,160  Lubrizol Corporation                      33,976
     2,700  Lyondell Chemical Company                 42,417
     1,100  Martin Marietta Materials, Inc.           50,567
       470  Minerals Technologies, Inc.               18,025
       980  Olin Corporation                          18,571
       960  P.H. Glatfelter Company                   13,824
       630  Rayonier, Inc.                            27,626
     2,290  RPM, Inc.                                 21,847
     2,320  Solutia, Inc.                             29,464
     2,240  Sonoco Products Company                   50,064
       980  UCAR International, Inc.*                 11,701
       640  Universal Corporation                     24,768
     1,060  Valspar Corporation                       32,754
     1,140  Wausau-Mosinee Paper Corporation          15,686
--------------------------------------------------------------------------------
            Total Basic Materials                   771,376
--------------------------------------------------------------------------------

Capital Goods (6.9%)
     1,610  AGCO Corporation                          14,007
       660  Albany International Corporation*         13,081
     1,600  American Standard Companies, Inc.*        96,400
       670  AMETEK, Inc.                              18,499
       760  Carlisle Companies, Inc.                  28,082
     1,600  Diebold, Inc.                             52,144
       990  Donaldson Company, Inc.                   27,403
       900  Dycom Industries, Inc.*                   14,787
       980  Federal Signal Corporation                22,413
       820  Flowserve Corporation*                    23,206
       945  Granite Construction, Inc.               $24,268
       840  Harsco Corporation                        23,772
     1,670  Herman Miller, Inc.                       44,339
     1,530  Hillenbrand Industries, Inc.              77,265
     1,310  HON INDUSTRIES, Inc.                      32,698
     1,330  Hubbell, Inc. , Class B                   36,735
       620  Jacobs Engineering Group, Inc*            40,870
       660  Kaydon Corporation                        16,909
     2,000  KEMET Corporation                         41,040
       660  Kennametal, Inc.                          21,628
     1,000  MasTec, Inc.*                             14,660
       860  Newport News Shipbuilding, Inc.           55,599
       680  Nordson Corporation                       18,299
     1,110  Pentair, Inc.                             34,155
       900  Plexus Corporation*                       27,648
     1,220  Precision Castparts Corporation           45,579
     1,290  Quanta Services, Inc.*                    33,140
     2,050  Reynolds & Reynolds Company               42,353
       510  Ryerson Tull, Inc.                         5,579
     3,330  SCI Systems, Inc.*                        85,082
     1,750  Sensormatic Electronics Corporation*      25,375
       290  Sequa Corporation*                        13,514
       770  SPX Corporation*                          86,710
       640  Stewart & Stevenson Services, Inc.        14,304
       460  Tecumseh Products Company                 22,678
       920  Teleflex, Inc.                            44,997
       830  Trinity Industries, Inc.                  16,185
     3,170  Vishay Intertechnology, Inc.*             79,092
       840  Wallace Computer Services, Inc.           15,036
       820  York International Corporation            24,770
--------------------------------------------------------------------------------
            Total Capital Goods                   1,374,301
--------------------------------------------------------------------------------

Communication Services (1.6%)
     4,910  Broadwing, Inc.*                        121,768
     1,420  Powerwave Technologies, Inc.*             25,801
     1,200  Price Communications Corporation*         21,624
     1,410  Telephone and Data Systems, Inc.         148,050
--------------------------------------------------------------------------------
            Total Communication Services            317,243
--------------------------------------------------------------------------------

Consumer Cyclicals (14.3%)
     2,270  Abercrombie & Fitch Company*              75,591
     2,030  Acxiom Corporation*                       30,795

Consumer Cyclicals--continued
     2,610  A.H. Belo Corporation                    $46,040
     1,700  American Eagle Outfitters, Inc.*          63,274
     2,610  Apollo Group, Inc.*                       81,171
     1,517  ArvinMeritor, Inc.                        23,347
       480  Bandag, Inc.                              14,386
     1,460  Barnes & Noble, Inc.*                     46,413
     1,720  BJ's Wholesale Club, Inc.*                77,916
     1,010  Blyth, Inc.                               23,129
     1,760  Borders Group, Inc.*                      32,736
       620  Borg Warner, Inc.                         27,609
     1,650  Callaway Golf Company                     40,029
     1,200  Catalina Marketing Corporation*           41,952
     2,040  CDW Computer Centers, Inc.*               82,457
     1,450  ChoicePoint, Inc.*                        53,795
     1,030  Claire's Stores, Inc.                     19,622
     3,170  Clayton Homes, Inc.                       44,126
     1,000  Coach, Inc.*                              32,440
     1,120  Covanta Energy Corporation*               20,720
     1,590  DeVry, Inc.*                              50,260
     2,470  Dollar Tree Stores, Inc.*                 51,672
     1,800  Dun & Bradstreet Corporation*             49,986
     3,850  Family Dollar Stores, Inc.                98,214
       920  Fastenal Company                          59,662
     1,120  Furniture Brands International, Inc.*     25,390
     1,980  Galileo International, Inc.               48,352
     1,700  Gentex Corporation*                       45,900
       700  GTECH Holdings Corporation*               22,820
     1,480  Harte-Hanks, Inc.                         34,055
       670  Houghton Mifflin Company                  30,492
     1,710  International Game Technology*            95,640
     1,250  International Speedway Corporation        56,313
     2,800  Jones Apparel Group, Inc.*               111,272
       830  Lancaster Colony Corporation              25,041
       660  Lands' End, Inc.*                         19,536
     1,460  Lear Corporation*                         52,560
       970  Lee Enterprises, Inc.                     30,167
     1,500  Lennar Corporation                        65,655
     1,670  Mandalay Resort Group*                    39,679
       610  Media General, Inc.                       29,317
       650  Modine Manufacturing Company              18,122
     1,160  Mohawk Industries, Inc.*                  37,886
       150  NCH Corporation                            8,402
       520  NCO Group, Inc.*                          14,040
     1,010  Nieman Marcus Group, Inc.*                32,825
     6,780  Park Place Entertainment Corporation*     75,394
       590  Payless ShoeSource, Inc.*                 37,613
     1,140  Pittston Company                          24,282
     2,290  Readers Digest Association, Inc.          63,319
       650  Rollins, Inc.                             12,129
     1,850  Ross Stores, Inc.                        $40,663
     3,210  Saks, Inc.*                               38,199
       880  Scholastic Corporation*                   36,731
     1,770  Six Flags, Inc.*                          38,834
     1,300  Sothebys Holdings, Inc.*                  23,530
       620  Superior Industries International, Inc.   24,955
       800  Sylvan Learning Systems, Inc.*            16,176
     1,140  Tech Data Corporation*                    39,740
     1,200  True North Communications, Inc.           45,840
     1,180  Unifi, Inc.*                               7,056
     1,600  United Rentals, Inc.*                     32,032
     1,000  USG Corporation                           10,870
     2,090  Viad Corporation                          51,957
       230  Washington Post Company                  133,630
     1,120  WestPoint Stevens, Inc.                    7,246
     1,280  Williams-Sonoma, Inc.*                    38,487
--------------------------------------------------------------------------------
            Total Consumer Cyclicals              2,829,489
--------------------------------------------------------------------------------

Consumer Staples (7.6%)
     1,300  AmeriSource Health Corporation*           70,200
       510  Banta Corporation                         13,311
     3,040  Bergen Brunswig Corporation               55,632
       710  Bob Evans Farms, Inc.                     13,490
     2,275  Brinker International, Inc.*              65,293
       980  Carter-Wallace, Inc.                      22,246
     1,200  CBRL Group, Inc.                          23,700
       800  Chris-Craft Industries, Inc.*             56,800
       820  Church & Dwight Company, Inc.             19,672
       900  Dean Foods Company                        33,300
     2,100  Dial Corporation                          27,405
     1,270  Dole Food Company, Inc.                   19,050
       640  Dreyer's Grand Ice Cream, Inc.            16,467
     1,000  Emmis Communications Corporation*         25,520
     2,050  Energizer Holdings, Inc.*                 48,831
     1,100  Entercom Communications Corporation*      50,182
     2,420  Hispanic Broadcasting Corporation*        58,007
     3,100  Hormel Foods Corporation                  63,922
     2,400  IBP, Inc.                                 38,160
     1,160  Interstate Bakeries Corporation           16,275
       540  J.M. Smucker Company                      14,126
       800  Kelly Services, Inc.                      18,888
       800  Korn/Ferry Inernational*                  14,400
       650  Lance, Inc.                                7,670
       520  Lone Star Steakhouse & Saloon, Inc.        6,266
     1,740  Manpower, Inc.                            56,289
     1,580  McCormick & Company, Inc.                 62,094
     2,220  Modis Professional Services, Inc.*        11,544
     1,760  Outback Steakhouse, Inc.*                 51,022
       510  Papa John's International, Inc.*          14,229
     1,620  Perrigo Company*                          19,343
Consumer Staples--continued
     3,660  PepsiAmericas, Inc.                      $54,351
     2,380  R.J. Reynolds Tobacco Holdings, Inc.     139,397
       990  Ruddick Corporation                       13,652
     1,120  Sensient Technologies Corporation         20,160
       650  Suiza Foods Corporation*                  30,128
     1,233  Toostie Roll Industries, Inc.             59,628
     5,110  Tyson Foods, Inc.                         70,365
     1,160  Valassis Communications, Inc.*            41,006
     2,450  Westwood One, Inc.*                       64,312
--------------------------------------------------------------------------------
            Total Consumer Staples                1,506,333
--------------------------------------------------------------------------------

Energy (7.9%)
     1,900  BJ Services Company*                     156,275
     1,300  Cooper Cameron Corporation*               81,978
     3,270  ENSCO International, Inc.                127,203
     3,990  Global Marine, Inc.*                     114,713
     2,420  Grant Prideco, Inc.*                      48,400
     1,390  Hanover Compressor Company*               50,596
     1,220  Helmerich & Payne, Inc.                   62,501
     1,300  Marine Drilling Company, Inc.*            38,961
     1,080  Murphy Oil Corporation                    88,560
     1,900  National-Oilwell, Inc.*                   75,145
     1,370  Noble Affiliates, Inc.                    59,554
     3,820  Ocean Energy, Inc.                        70,708
     1,760  Pennzoil-Quaker State Company             25,010
     2,250  Pioneer Natural Resources Company*        42,998
     1,230  Smith International, Inc.*                99,864
     1,310  Tidewater, Inc.                           61,400
     2,040  Ultramar Diamond Shamrock Corporation     92,024
     1,470  Valero Energy Corporation                 70,795
     2,080  Varco International, Inc.*                48,630
     2,620  Weatherford International, Inc.*         152,561
--------------------------------------------------------------------------------
            Total Energy                          1,567,876
--------------------------------------------------------------------------------

Financials (16.4%)
     1,860  A.G. Edwards, Inc.                        75,646
     1,260  Allmerica Financial Corporation           63,630
     1,500  American Financial Group, Inc.            39,885
     1,900  AmeriCredit Corporation*                  88,084
     1,800  Arthur J. Gallagher & Company             45,396
     1,590  Associated Banc-Corp                      55,539
     1,240  Astoria Financial Corporation             71,746
     3,250  Banknorth Group, Inc.                     64,318
     1,200  City National Corporation                 46,380
     2,720  Compass Bancshares, Inc.                  62,941
     2,450  Dime Bancorp, Inc.                        81,708
     7,270  E*TRADE Group, Inc.*                      68,338
     1,090  Everest Re Group, Ltd_                    69,597
     2,900  First Tennessee National Corporation      94,743
     1,100  First Virginia Banks, Inc.               $48,246
     1,950  FirstMerit Corporation                    48,126
     3,100  Golden State Bancorp, Inc.                92,380
       900  Greater Bay Bancorp                       24,579
     2,270  GreenPoint Financial Corporation          83,536
     1,300  HCC Insurance Holdings, Inc.              36,660
     3,560  Hibernia Corporation                      58,099
       850  Horace Mann Educators Corporation         14,416
     1,400  IndyMac Bancorp, Inc.*                    32,060
       700  Investors Financial Services Corporation  50,078
     1,200  LaBranche & Company, Inc.*                43,200
     1,530  Legg Mason, Inc.                          73,241
     1,200  Leucadia National Corporation             38,460
     2,300  M&T Bank Corporation                     164,565
     2,380  Marshall & Ilsley Corporation            120,095
     1,680  Mercantile Bankshares Corporation         63,084
     1,200  Mony Group, Inc.                          42,192
     4,720  National Commerce Bancorporation         117,575
     1,200  Neuberger Berman, Inc.                    85,836
     3,770  North Fork Bancorporation, Inc.          100,094
     1,310  Ohio Casualty Corporation                 12,183
     2,710  Old Republic International Corporation    78,292
     1,770  Pacific Century Financial Corporation     39,648
     1,070  PMI Group, Inc.                           68,801
     1,450  Protective Life Corporation               43,384
     1,110  Provident Financial Group, Inc.           33,100
     1,100  Radian Group, Inc.                        85,250
     1,400  Roslyn Bancorp, Inc.                      35,714
     2,600  SEI Investments Company                  104,286
     1,100  Silicon Valley Bancshares*                27,566
     5,620  Sovereign Bancorp, Inc.                   59,628
     1,890  TCF Financial Corporation                 71,877
     1,590  Unitrin, Inc.                             59,069
     1,900  Waddell & Reed Financial, Inc.            57,798
     1,050  Webster Financial Corporation             33,453
       910  Westamerica Bancorporation                33,306
       770  Wilmington Trust Corporation              44,506
     2,030  Zions Bancorporation                     108,176
--------------------------------------------------------------------------------
            Total Financials                      3,260,510
--------------------------------------------------------------------------------

Health Care (11.7%)
     2,390  Apogent Technologies, Inc.*               54,970
     1,140  Apria Healthcare Group, Inc.*             29,606
       900  Barr Laboratories, Inc.*                  52,155
     1,400  Beckman Coulter, Inc.                     49,770
     1,200  COR Therapeutics, Inc.*                   37,200
     1,290  Covance, Inc.*                            21,221
     1,240  DENTSPLY International, Inc.              48,583
     1,290  Edwards Lifesciences Corporation*         27,929
       920  Express Scripts, Inc.*                    78,108
Health Care--continued
     1,110  First Health Group Corporation*          $57,443
     2,220  Genzyme Corporation*                     241,913
     2,260  Gilead Sciences, Inc.*                   110,695
     5,520  Health Management Associates, Inc.*       98,918
     2,740  Health Net, Inc.*                         59,047
     1,770  ICN Pharmaceuticals, Inc.                 45,347
     3,340  IDEC Pharmaceuticals Corporation*        164,328
     1,440  Incyte Genomics, Inc.*                    23,220
     3,720  IVAX Corporation*                        148,986
     1,250  Lincare Holdings, Inc.*                   62,338
     4,860  Millennium Pharmaceuticals, Inc.*        180,792
     1,540  MiniMed, Inc.*                            61,508
     2,800  Mylan Laboratories, Inc.                  74,872
     2,080  Omnicare, Inc.                            46,176
     2,200  Oxford Health Plans, Inc.*                68,420
       700  PacifiCare Health Systems, Inc.*          24,773
     1,000  Protein Design Labs, Inc.*                64,250
     1,080  Quest Diagnostics, Inc.*                 133,056
     1,820  Sepracor, Inc.*                           47,975
     1,570  STERIS Corporation*                       28,543
     1,500  Triad Hospitals, Inc.*                    46,125
       920  Trigon Healthcare, Inc.*                  55,393
     1,400  Vertex Pharmaceuticals, Inc.*             53,984
     1,320  VISX, Inc.*                               26,729
-----------------------------------------------------------------------------
            Total Health Care                     2,324,373
--------------------------------------------------------------------------------

Technology (19.4%)
     7,800  3Com Corporation*                         50,856
       830  ADTRAN, Inc.*                             22,701
     1,800  Advanced Fibre Communications, Inc.*      28,242
     1,220  Affiliated Computer Services, Inc.*       87,840
       820  ANTEC Corporation*                         6,757
     2,220  Arrow Electronics, Inc.*                  62,160
    10,660  Atmel Corporation*                       148,067
     2,040  Avnet, Inc.                               52,040
_      960  Avocent Corporation*                      23,894
     1,400  BISYS Group, Inc.*                        67,480
       615  Cabot Microelectonics Corporation*        39,372
     5,580  Cadence Design Systems, Inc.*            115,506
     3,300  Ceridian Corporation*                     59,400
     1,790  CheckFree Holdings Corporation*           71,314
     1,760  Cirrus Logic, Inc.*                       28,618
     1,130  CommScope, Inc.*                          21,334
     1,200  Credence Systems Corporation*             28,500
     1,240  CSG Systems International, Inc.*          72,180
     3,010  Cypress Semiconductor Corporation*        68,026
       600  DSP Group, Inc.*                          13,008
     2,960  DST Systems, Inc.*                       145,395
     3,080  Electronic Arts, Inc.*                   174,390
     1,940  Gartner Group, Inc., Class B*            $15,093
     1,490  Harris Corporation                        42,838
       800  Imation Corporation*                      18,456
       800  InFocus Corporation*                      15,608
     6,380  Informix Corporation*                     31,900
     2,390  Integrated Device Technology, Inc.*       93,616
     1,500  International Rectifier Corporation*      83,250
     2,000  Jack Henry & Associates, Inc.             56,380
       760  Jefferies Group, Inc.*                    37,050
     1,500  Keane, Inc.*                              26,625
       880  L-3 Communciations Holdings, Inc.*        67,980
     2,800  Lam Research Corporation*                 82,880
     2,400  Lattice Semiconductor Corporation*        59,112
     1,940  Legato Systems, Inc.*                     25,666
     1,320  Macromedia, Inc.*                         29,911
     1,200  Macrovision Corporation*                  68,616
     1,440  Mentor Graphics Corporation*              37,886
     1,910  Micrel, Inc.*                             64,864
     2,990  Microchip Technology, Inc.*               86,501
       800  MIPS Technologies, Inc., Class B*         14,656
     1,200  National Instruments Corporation*         42,000
     3,080  Network Associates, Inc.*                 33,972
       800  Newport Corporation                       30,240
     1,490  NOVA Corporation*                         33,763
     1,630  NVIDIA Corporation*                      135,779
     1,100  Plantronics, Inc.*                        21,516
     1,800  Polycom, Inc.*                            41,814
     3,460  Quantum Corporation*                      39,444
     4,600  Rational Software Corporation*           111,366
     1,100  Retek, Inc.*                              31,779
     3,700  RF Micro Devices, Inc.*                  108,706
     1,500  SanDisk Corporation*                      40,290
       960  Sawtek, Inc.*                             23,616
     1,460  Semtech Corporation*                      42,004
     2,350  Storage Technology Corporation*           30,057
       810  Structural Dynamics Research
            Corporation*                              13,365
     3,120  SunGard Data Systems, Inc.*              172,442
     1,960  Sybase, Inc.*                             30,870
       860  Sykes Enterprises, Inc.*                   4,876
     1,800  Symantec Corporation*                    116,658
     1,490  Synopsys, Inc.*                           85,571
     1,230  Titan Corporation*                        20,541
       780  Transaction Systems Architects, Inc.*      6,583
     1,880  TranSwitch Corporation*                   32,618
     1,760  TriQuint Semiconductor, Inc.*             51,093
     2,980  Waters Corporation*                      155,556
     1,700  Wind River Systems, Inc.*                 47,806
--------------------------------------------------------------------------------
            Total Technology                      3,850,293
--------------------------------------------------------------------------------

Transportation (1.8%)
     1,020  Airborne Freight Corporation              $9,343
       620  Alaska Air Group, Inc.*                   17,453
       850  Alexander & Baldwin, Inc.                 19,185
       800  Atlas Air, Inc.*                          20,320
     1,920  C.H. Robinson Worldwide, Inc.             51,955
     1,110  CNF Transportation, Inc.                  34,033
     1,000  EGL, Inc.*                                23,710
     1,200  Expeditors International of Washington,
            Inc.                                      60,036
     1,100  GATX Corporation                          43,835
       800  J.B. Hunt Transport Services, Inc.        14,400
       690  Overseas Shipholding Group, Inc.          20,907
     1,430  Swift Transportation Company, Inc.*       26,040
     1,020  Wisconsin Central Transportation
            Corporation*                              16,381
--------------------------------------------------------------------------------
            Total Transportation                    357,598
--------------------------------------------------------------------------------

Utilities (8.3%)
     1,160  AGL Resources, Inc.                       26,506
     1,730  ALLETE                                    42,160
     1,770  Alliant Energy Corporation                55,224
     2,230  American Water Works Company, Inc.        69,130
       680  Black Hills Corporation                   34,932
       590  Cleco Corporation                         26,550
     1,970  Conectiv, Inc.                            43,931
     2,920  DPL, Inc.                                 90,491
     1,270  DQE, Inc.                                 38,646
     2,650  Energy East Corporation                   53,398
       800  Equitable Resources, Inc.                $64,000
       770  Hawaiian Electric Industries, Inc.        28,629
       920  IDACORP, Inc.                             35,420
     1,330  Kansas City Power & Light Company         34,713
     2,030  MCN Energy Group, Inc.                    53,348
     1,600  MDU Resources Group, Inc.                 64,000
     2,400  Montana Power Company                     29,904
       930  National Fuel Gas Company                 52,266
     3,260  Northeast Utilities                       58,191
     1,270  NSTAR, Inc.                               51,206
     1,760  OGE Energy Corporation                    38,808
     2,510  Potomac Electric Power Company            54,869
       840  Public Service Company of New Mexico      30,349
     1,920  Puget Sound Energy, Inc.                  45,581
     1,780  Questar Corporation                       57,263
     2,390  SCANA Corporation                         67,063
     1,770  Sierra Pacific Resources                  28,338
     3,060  TECO Energy, Inc.                         97,889
     2,490  UtiliCorp United, Inc.                    87,897
     1,520  Vectren Corporation                       34,413
       800  Western Gas Resources, Inc.               31,808
     1,600  Western Resources Inc.                    39,632
       990  WGL Holdings, Inc.                        28,314
     2,720  Wisconsin Energy Corporation              59,839
--------------------------------------------------------------------------------
            Total Utilities                       1,654,708
--------------------------------------------------------------------------------

            Total Common Stocks
            (cost basis $19,555,042)             19,814,100

    Principal
      Amount     Short-Term Investments (1.6%)               Interest Rate/1/       Maturity Date      Market Value
======================================================================================================================
     $311,000    Countrywide Home Loans, Inc.                     4.500%               5/1/2001           $311,000
----------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Investments
                                                (amortized cost basis $311,000)                            311,000
----------------------------------------------------------------------------------------------------------------------

                                                TOTAL INVESTMENTS (101.4%)
                                                (amortized cost basis $19,866,042)                      20,125,100

                                                Other Assets, Less Liabilities (-1.4%)                    (270,244)

                                                Net Assets (100.0%)                                    $19,854,856

__________________
*Non-income producing security.
/1/The interest rate reflects the discount rate at the date of purchase.

See page 85 for a complete discussion of investment terms.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Large Company Index Fund II
Schedule of Investments as of April 30, 2001

Investment Objective
The Fund seeks total returns that track the performance of the S&P 500(R)Index, by investing primarily in common stocks comprising the Index.

    Shares  Common Stocks (99.4%)                Market Value
================================================================================

Basic Materials (2.5%)
       500  Air Products and Chemicals, Inc.         $21,495
       600  Alcan Aluminium, Ltd.                     26,700
     1,700  Alcoa, Inc.                               70,380
       100  Allegheny Technologies, Inc.               1,824
     1,225  Archer Daniels Midland Company            14,590
       800  Barrick Gold Corporation                  13,152
       100  Bemis Company, Inc.                        3,761
       100  Boise Cascade Corporation                  3,498
     1,783  Dow Chemical Company                      59,641
       200  Eastman Chemical Company                  10,648
       300  Ecolab, Inc.                              11,349
     2,100  E.I. du Pont de Nemours and Company       94,899
       200  Engelhard Corporation                      5,142
       100  FMC Corporation*                           7,169
       300  Freeport-McMoran Copper & Gold,
            Inc., Class B*                             4,248
       452  Georgia-Pacific Group                     14,695
       100  Great Lakes Chemical Corporation           3,143
       200  Hercules, Inc.                             2,390
       500  Homestake Mining Company                   3,115
       300  Inco, Ltd.*                                5,442
       100  International Flavors & Fragrances, Inc.   2,472
     1,000  International Paper Company               39,180
       200  Louisiana-Pacific Corporation              2,450
       200  Mead Corporation                           5,640
       300  Newmont Mining Corporation                 5,469
       200  Nucor Corporation                         10,146
       300  Pactiv Corporation*                        4,194
       200  Phelps Dodge Corporation                   8,948
       600  Placer Dome, Inc.                          6,072
       100  Potlatch Corporation                       3,505
       300  PPG Industries, Inc.                      15,945
       300  Praxair, Inc.                             14,199
_      400  Rohm and Haas Company                     13,748
       200  Sigma-Aldrich Corporation                  9,208
       100  Temple-Inland, Inc.                        5,100
       100  USX-U.S. Steel Group                       1,841
       200  Vulcan Materials Company                   9,246
       200  Westvaco Corporation                       5,276
       400  Weyerhaeuser Company                      22,612
       200  Willamette Industries, Inc.                9,730
       100  Worthington Industries, Inc.              $1,195
--------------------------------------------------------------------------------
            Total Basic Materials                   573,457
--------------------------------------------------------------------------------

Capital Goods (9.3%)
       300  Allied Waste Industries, Inc.*             4,776
       300  American Power Conversion Corporation*     4,245
       200  Avery Dennison Corporation                11,214
       100  Ball Corporation                           4,600
       200  BFGoodrich Company                         7,880
     1,700  Boeing Company                           105,060
       700  Caterpillar, Inc.                         35,140
       200  Cooper Industries, Inc.                    7,474
       100  Crane Company                              2,814
       100  Cummins, Inc.                              4,140
       300  Danaher Corporation                       16,803
       500  Deere & Company                           20,535
       400  Dover Corporation                         15,628
       200  Eaton Corporation                         14,722
       900  Emerson Electric Company                  59,985
       200  Fluor Corporation                         10,542
       500  General Dynamics Corporation              38,540
    20,000  General Electric Company                 970,600
     1,600  Honeywell International, Inc.             78,208
       600  Illinois Tool Works, Inc.                 38,028
       300  Ingersoll-Rand Company                    14,100
       200  ITT Industries, Inc.                       8,814
       400  Jabil Circuit, Inc.*                      11,616
       200  Johnson Controls, Inc.                    14,480
       900  Lockheed Martin Corporation               31,644
       100  McDermott International, Inc.              1,221
       100  Millipore Corporation                      5,735
       900  Minnesota Mining and Manufacturing
            Company                                  107,109
       400  Molex, Inc.                               16,156
       100  National Service Industries, Inc.          2,410
       100  Navistar International Corporation*        2,581
       200  Northrop Grumman Corporation              18,050
       200  PACCAR, Inc.                               9,704
       200  Pall Corporation                           4,694
       500  Pitney Bowes, Inc.                        19,035
       100  Power-One, Inc.*                           1,751
       400  Rockwell International Corporation        18,012
Capital Goods--continued
       600  Sanmina Corporation*                     $17,490
       200  Sealed Air Corporation*                    7,760
     1,300  Solectron Corporation*                    33,085
       450  Symbol Technologies, Inc.                 14,175
       300  Textron, Inc.                             15,906
       300  Thermo Electron Corporation*               7,908
       100  Thomas & Betts Corporation                 2,067
       100  Timken Company                             1,710
     3,493  Tyco International, Ltd.                 186,421
     1,000  United Technologies Corporation           78,080
     1,200  Waste Management, Inc.                    29,292
--------------------------------------------------------------------------------
            Total Capital Goods                   2,131,940
--------------------------------------------------------------------------------

Communication Services (5.8%)
       600  ALLTEL Corporation                        32,766
     7,600  AT&T Corporation                         169,328
     3,800  BellSouth Corporation                    159,448
       300  CenturyTel, Inc.                           8,154
       500  Citizens Communications Company*           5,750
     1,700  Global Crossing, Ltd.*                    21,301
     1,500  Nextel Communications, Inc.*              24,375
     3,300  Qwest Communications International,
            Inc.*                                    134,970
     6,800  SBC Communications, Inc.                 280,500
     1,700  Sprint Corporation                        36,346
     1,800  Sprint PCS Group*                         46,134
     5,400  Verizon Communications                   297,378
         1  Williams Communications*                       2
     5,800  WorldCom, Inc.*                          105,850
--------------------------------------------------------------------------------
            Total Communication Services          1,322,302
--------------------------------------------------------------------------------

Consumer Cyclicals (8.3%)
       100  American Greetings Corporation             1,151
       200  AutoZone, Inc.*                            6,268
       500  Bed Bath & Beyond, Inc.*                  14,160
       400  Best Buy Company, Inc.*                   22,020
       200  Black & Decker Corporation                 7,972
       100  Brunswick Corporation                      2,006
     1,100  Carnival Corporation                      29,150
     1,500  Cendant Corporation*                      26,610
       100  Centex Corporation                         4,315
       300  Cintas Corporation                        13,143
       400  Circuit City Stores, Inc. - Circuit City
            Group                                      6,020
       200  Consolidated Stores Corporation*           2,200
       300  Convergys Corporation*                    10,950
       100  Cooper Tire & Rubber Company               1,204
       900  Costco Wholesale Corporation*             31,437
       300  Dana Corporation                           5,889
     1,100  Delphi Automotive Systems Corporation     16,390
       100  Dillard's, Inc.                           $1,694
       600  Dollar General Corporation                 9,900
       200  Dow Jones & Company, Inc.                 10,854
       400  Federated Department Stores, Inc.*        17,192
     3,700  Ford Motor Company                       109,076
       600  Gannett Company, Inc.                     38,730
     1,700  Gap, Inc.                                 47,107
     1,100  General Motors Corporation                60,291
       300  Genuine Parts Company                      8,100
       300  Goodyear Tire & Rubber Company             7,419
       200  H&R Block, Inc.                           11,000
       200  Harcourt General, Inc.                    10,964
       600  Harley-Davidson, Inc.                     27,654
       200  Harrah's Entertainment, Inc.*              6,900
       300  Hasbro, Inc.                               3,675
       700  Hilton Hotels Corporation                  7,735
     4,700  Home Depot, Inc.                         221,370
       600  IMS Health, Inc.                          16,470
       600  Interpublic Group of Companies, Inc.      20,370
       500  J.C. Penney Company, Inc.                 10,130
       100  Kaufman and Broad Home Corporation         3,022
       900  Kmart Corporation*                         9,000
       200  Knight Ridder                             10,830
       700  Kohl's Corporation*                       42,742
       300  Leggett & Platt, Inc.                      5,823
       800  Limited, Inc.                             13,536
       100  Liz Claiborne, Inc.                        4,916
       800  Lowe's Companies, Inc.                    50,400
       500  Marriott International, Inc.              22,940
       900  Masco Corporation                         20,700
       800  Mattel, Inc.                              12,920
       600  May Department Stores Company             22,350
       100  Maytag Corporation                         3,475
       400  McGraw-Hill Companies, Inc.               25,912
       100  Meredith Corporation                       3,774
       500  NIKE, Inc.                                20,905
       300  New York Times Company                    12,309
       200  Nordstrom, Inc.                            3,678
       600  Office Depot, Inc.*                        5,700
       400  Omnicom Group, Inc.                       35,140
       100  Pulte Corporation                          4,678
       400  RadioShack Corporation                    12,252
       100  Reebok International, Ltd.*                2,563
       700  Sears, Roebuck & Company                  25,795
       300  Sherwin-Williams Company                   6,294
       100  Snap-on, Inc.                              2,900
       200  Stanley Works                              7,250
       900  Staples, Inc.*                            14,643
       400  Starwood Hotels & Resorts Worldwide,
            Inc.                                      14,436
Consumer Cyclicals--continued
     1,800  Target Corporation                       $69,210
       300  Tiffany & Company                          9,726
       500  TJX Companies, Inc.                       15,665
       400  Toys "R" Us, Inc.*                         9,920
       600  Tribune Company                           25,284
       200  TRW, Inc.                                  7,692
       200  VF Corporation                             8,118
       200  Visteon Corporation                        3,306
     9,000  Wal-Mart Stores, Inc.                    465,660
       100  Whirlpool Corporation                      5,577
--------------------------------------------------------------------------------
            Total Consumer Cyclicals              1,888,557
--------------------------------------------------------------------------------

Consumer Staples (12.4%)
       100  Adolph Coors Company                       5,200
       100  Alberto-Culver Company                     4,074
       800  Albertson's, Inc.                         26,720
     1,800  Anheuser-Busch Companies, Inc.            71,982
     8,750  AOL Time Warner, Inc.*                   441,875
       500  Avon Products, Inc.                       21,160
       200  Brown-Foreman Corporation, Class B        12,160
       800  Campbell Soup Company                     24,352
       900  Cardinal Health, Inc.                     60,660
     1,200  Clear Channel Communications, Inc.*       66,960
       500  Clorox Company                            15,915
     5,000  Coca-Cola Company                        230,950
       800  Coca-Cola Enterprises, Inc.               14,504
     1,200  Colgate-Palmolive Company                 67,020
     1,900  Comcast Corporation*                      83,429
     1,000  ConAgra Foods, Inc.                       20,810
       800  CVS Corporation                           47,160
       200  Darden Restaurants, Inc.                   5,462
       100  Deluxe Corporation                         2,599
       300  Fortune Brands, Inc.                       9,345
       600  General Mills, Inc.                       23,646
     2,100  Gillette Company                          59,556
       300  Hershey Foods Corporation                 18,123
       700  H.J. Heinz Company                        27,405
       800  Kellogg Company                           20,400
     1,100  Kimberly-Clark Corporation                65,340
     1,600  Kroger Company*                           36,144
       100  Longs Drug Stores Corporation              2,965
     2,600  McDonald's Corporation                    71,500
       500  McKesson HBOC, Inc.                       15,420
       500  Newell Rubbermaid, Inc.                   13,480
     2,900  PepsiCo, Inc.                            127,049
     4,500  Philip Morris Companies, Inc.            225,495
     2,600  Procter & Gamble Company                 156,130
       300  Quaker Oats Company                       29,100
       600  Ralston Purina Company                    18,234
       300  Robert Half International, Inc.*          $8,340
       200  R.R. Donnelley & Sons Company              5,568
     1,000  Safeway, Inc.*                            54,300
     1,500  Sara Lee Corporation                      29,865
       800  Starbucks Corporation*                    15,480
       200  SUPERVALU, Inc.                            2,734
     1,300  SYSCO Corporation                         36,556
       300  TRICON Global Restaurants, Inc.*          13,446
       100  Tupperware Corporation                     2,202
     1,200  Unilever                                  67,344
       400  Univision Communications, Inc.*           17,484
       300  UST, Inc.                                  9,030
     3,500  Viacom, Inc., Class B*                   182,210
     2,000  Walgreen Company                          85,560
     4,200  Walt Disney Company                      127,050
       200  Wendy's International, Inc.                5,066
       300  Winn-Dixie Stores, Inc.                    9,471
       500  Wm. Wrigley Jr. Company                   24,155
--------------------------------------------------------------------------------
            Total Consumer Staples                2,838,185

Energy (7.0%)
       200  Amerada Hess Corporation                  17,500
       545  Anadarko Petroleum Corporation            35,218
       300  Apache Corporation                        19,188
       100  Ashland, Inc.                              4,306
       700  Baker Hughes, Inc.                        27,503
       400  Burlington Resources, Inc.                18,884
     1,400  Chevron Corporation                      135,184
     1,200  Conoco, Inc., Class B                     36,504
       300  Devon Energy Corporation                  17,703
       200  EOG Resources, Inc.                        9,278
     7,100  Exxon Mobil Corporation                  629,060
       900  Halliburton Company                       38,889
       200  Kerr-McGee Corporation                    14,330
       300  Nabors Industries, Inc.*                  17,886
       300  Noble Drilling Corporation*               14,550
       700  Occidental Petroleum Corporation          21,084
       500  Phillips Petroleum Company                29,800
       100  Progress Energy, Inc. (CVO)*                   0
       200  Rowan Companies, Inc.*                     6,638
     4,300  Royal Dutch Petroleum Company            255,979
     1,200  Schlumberger, Ltd.                        79,560
       200  Sunoco, Inc.                               7,604
     1,200  Texaco, Inc.                              86,736
       300  Tosco Corporation                         13,815
       600  Transocean Sedco Forex, Inc.              32,568
       500  Unocal Corporation                        19,080
       600  USX-Marathon Group                        19,176
--------------------------------------------------------------------------------
            Total Energy                          1,608,023
--------------------------------------------------------------------------------

Financials (17.2%)
     1,000  AFLAC, Inc.                              $31,800
     1,500  Allstate Corporation                      62,625
       250  Ambac Financial Group, Inc.               13,453
     2,700  American Express Company                 114,588
     1,000  American General Corporation              43,610
     4,750  American International Group, Inc.       388,550
       700  AmSouth Bancorporation                    12,005
       500  Aon Corporation                           16,620
     3,300  Bank of America Corporation              184,800
     1,500  Bank of New York Company, Inc.            75,300
     2,300  BANK ONE Corporation                      86,871
       800  BB&T Corporation                          28,336
       200  Bear Stearns Companies, Inc.              10,060
       400  Capital One Financial Corporation         25,144
     2,800  Charles Schwab Corporation                55,440
       410  Charter One Financial, Inc.               12,013
       400  Chubb Corporation                         26,700
       400  CIGNA Corporation                         42,680
       300  Cincinnati Financial Corporation          11,514
       500  CIT Group, Inc.                           18,350
    10,106  Citigroup, Inc.                          496,710
       400  Comerica, Inc.                            20,572
       600  Conseco, Inc.                             11,418
       200  Countrywide Credit Industries, Inc.        8,534
     2,100  Fannie Mae                               168,546
     1,122  Fifth Third Bancorp                       60,319
     2,000  First Union Corporation                   59,940
     2,208  FleetBoston Financial Corporation         84,721
       500  Franklin Resources, Inc.                  21,825
     1,500  Freddie Mac                               98,700
       300  Golden West Financial Corporation         17,610
       500  Hartford Financial Services Group, Inc.   31,050
     1,000  Household International, Inc.             64,020
       410  Huntington Bancshares, Inc.                6,179
       350  Jefferson-Pilot Corporation               16,331
     3,810  J. P. Morgan Chase & Company             182,804
       800  KeyCorp                                   18,544
       600  Lehman Brothers Holdings, Inc.            43,650
       400  Lincoln National Corporation              18,464
       400  Loews Corporation                         26,964
       600  Marsh & McLennan Companies, Inc.          57,864
       300  MBIA, Inc.                                14,355
     1,700  MBNA Corporation                          60,605
     1,000  Mellon Financial Corporation              40,930
     1,600  Merrill Lynch & Company, Inc.             98,720
     1,500  MetLife, Inc.                             43,500
       200  MGIC Investment Corporation               12,998
       300  Moody's Corporation                        9,420
     2,300  Morgan Stanley Dean Witter &
            Company                                 $144,417
     1,200  National City Corporation                 32,652
       500  Northern Trust Corporation                32,515
       600  PNC Financial Services Group, Inc.        39,042
       200  Progressive Corporation                   23,360
       600  Providian Financial Corporation           31,980
       500  Regions Financial Corporation             15,225
       200  SAFECO Corporation                         5,340
       300  SouthTrust Corporation                    14,265
       400  State Street Corporation                  41,512
       400  Stilwell Financial, Inc.                  11,788
       400  St. Paul Companies, Inc.                  18,040
       700  SunTrust Banks, Inc.                      44,450
       600  Synovus Financial Corporation             17,268
       200  Torchmark Corporation                      7,578
       200  T. Rowe Price Associates, Inc.             6,952
       300  Union Planters Corporation                11,403
       500  UNUMProvident                             14,955
       400  USA Education, Inc.                       28,440
     3,818  U.S. Bancorp                              80,865
       500  Wachovia Corporation                      30,400
     1,200  Washington Mutual, Inc.                   59,916
     3,400  Wells Fargo & Company                    159,697
--------------------------------------------------------------------------------
            Total Financials                      3,927,812
--------------------------------------------------------------------------------

Health Care (12.6%)
     3,100  Abbott Laboratories                      143,778
       300  Aetna, Inc.*                               8,457
       300  Allergan, Inc.                            22,800
       500  ALZA Corporation*                         22,860
     2,600  American Home Products Corporation       150,150
     2,100  Amgen, Inc.*                             128,394
       400  Applera Corporation                       12,824
       100  Bausch & Lomb, Inc.                        4,270
       600  Baxter International, Inc.                54,690
       500  Becton, Dickinson and Company             16,175
       400  Biogen, Inc.*                             25,864
       350  Biomet, Inc.                              14,956
       800  Boston Scientific Corporation*            12,704
     3,900  Bristol-Myers Squibb Company             218,400
       400  Chiron Corporation*                       19,204
       100  C.R. Bard, Inc.                            4,401
     2,300  Eli Lilly and Company                    195,500
       400  Forest Laboratories, Inc.*                24,460
       600  Guidant Corporation*                      24,600
     1,100  HCA - The Healthcare Company              42,570
       700  HEALTHSOUTH Corporation*                   9,835
       300  Humana, Inc.*                              2,964
     2,900  Johnson & Johnson                        279,792
Health Care--continued
       300  King Pharmaceuticals, Inc.*              $12,639
       200  Manor Care, Inc.*                          4,640
       400  MedImmune, Inc.*                          15,660
     2,400  Medtronic, Inc.                          107,040
     4,700  Merck & Company, Inc.                    357,059
    12,700  Pfizer, Inc.                             549,910
     2,600  Pharmacia Corporation                    135,876
       200  Quintiles Transnational Corporation*       4,110
     2,900  Schering-Plough Corporation              111,766
       200  St. Jude Medical, Inc.*                   11,450
       400  Stryker Corporation                       23,716
       600  Tenet Healthcare Corporation*             26,784
       700  UnitedHealth Group, Inc.                  45,836
       200  Watson Pharmaceuticals, Inc.*              9,960
       200  WellPoint Health Networks, Inc.*          19,649
--------------------------------------------------------------------------------
            Total Health Care                     2,875,743
--------------------------------------------------------------------------------

Technology (19.5%)
       100  Adaptec, Inc.*                             1,124
     1,500  ADC Telecommunications, Inc.*             11,265
       500  Adobe Systems, Inc.                       22,460
       600  Advanced Micro Devices, Inc.*             18,600
       900  Agilent Technologies, Inc.*               35,109
       800  Altera Corporation*                       20,232
       700  Analog Devices, Inc.*                     33,117
       100  Andrew Corporation*                        1,752
       700  Apple Computer, Inc.*                     17,843
     1,600  Applied Materials, Inc.*                  87,360
       600  Applied Micro Circuits Corporation*       15,612
       100  Autodesk, Inc.                             3,486
     1,300  Automatic Data Processing, Inc.           70,525
       525  Avaya, Inc.*                               7,765
       500  BMC Software, Inc.*                       12,095
       500  Broadcom Corporation*                     20,780
       500  BroadVision, Inc.*                         3,195
       300  Cabletron Systems, Inc.*                   4,704
    14,700  Cisco Systems, Inc.*                     249,606
       300  Citrix Systems, Inc.*                      8,520
     3,400  Compaq Computer Corporation               59,500
     1,200  Computer Associates International, Inc.   38,628
       300  Computer Sciences Corporation*            10,689
       700  Compuware Corporation*                     7,196
       400  Comverse Technology, Inc.*                27,400
       400  Concord EFS, Inc.*                        18,620
       400  Conexant Systems, Inc.*                    4,300
     1,800  Corning, Inc.                             39,546
     5,200  Dell Computer Corporation*               136,708
       600  Eastman Kodak Company                     26,100
     1,000  Electronic Data Systems Corporation       64,500
     4,400  EMC Corporation*                        $174,240
       300  Equifax, Inc.                              9,921
       900  First Data Corporation                    60,696
       300  Fiserv, Inc.*                             16,602
       600  Gateway, Inc.*                            11,400
     3,900  Hewlett-Packard Company                  110,877
    13,600  Intel Corporation                        420,376
     3,600  International Business Machines
            Corporation                              414,504
       400  Intuit, Inc.*                             12,816
     2,600  JDS Uniphase Corporation*                 55,588
       400  KLA-Tencor Corporation*                   21,984
       300  Lexmark International, Inc.*              18,429
       600  Linear Technology Corporation             28,824
       600  LSI Logic Corporation*                    12,282
     6,900  Lucent Technologies, Inc.                 69,069
       700  Maxim Integrated Products, Inc.*          35,770
       200  Mercury Interactive Corporation*          13,230
     1,200  Micron Technology, Inc.*                  54,456
    10,900  Microsoft Corporation*                   738,475
     4,400  Motorola, Inc.                            68,420
       300  National Semiconductor Corporation*        8,640
       200  NCR Corporation*                           9,402
       600  Network Appliance, Inc.*                  13,650
     6,400  Nortel Networks Corporation               97,920
       600  Novell, Inc.*                              2,868
       300  Novellus Systems, Inc.*                   16,545
    11,300  Oracle Corporation*                      182,608
     1,100  Palm, Inc.*                                8,811
       500  Parametric Technology Corporation*         5,700
       200  Parker Hannifin Corporation                9,324
       700  Paychex, Inc.                             24,192
       600  PeopleSoft, Inc.*                         22,224
       100  PerkinElmer, Inc.                          6,691
       200  QLogic Corporation*                        8,578
     1,500  QUALCOMM, Inc.*                           86,040
       700  Raytheon Company                          20,671
       300  Sabre Holdings Corporation*               14,958
       200  Sapient Corporation*                       2,690
       300  Scientific-Atlanta, Inc.                  17,319
       900  Siebel Systems, Inc.*                     41,022
     6,600  Sun Microsystems, Inc.*                  112,992
       200  Tektronix, Inc.                            4,840
       800  Tellabs, Inc.*                            28,088
       300  Teradyne, Inc.*                           11,850
     3,500  Texas Instruments, Inc.                  135,450
       600  Unisys Corporation*                        7,224
       800  VERITAS Software Corporation*             47,688
       400  Vitesse Semiconductor Corporation*        13,560
       200  W.W. Grainger, Inc.                        7,756
Technology--continued
     1,300  Xerox Corporation                        $11,752
       700  Xilinx, Inc.*                             33,229
     1,100  Yahoo!, Inc.*                             22,198
--------------------------------------------------------------------------------
            Total Technology                      4,462,776
--------------------------------------------------------------------------------

Transportation (0.7%)
       300  AMR Corporation*                          11,433
       800  Burlington Northern Santa Fe
            Corporation                               23,520
       400  CSX Corporation                           14,028
       200  Delta Air Lines, Inc.                      8,806
       600  FedEx Corporation*                        25,242
       700  Norfolk Southern Corporation              13,818
       100  Ryder System, Inc.                         1,989
     1,500  Southwest Airlines Company                27,315
       500  Union Pacific Corporation                 28,445
       100  US Airways Group, Inc.*                    2,790
--------------------------------------------------------------------------------
            Total Transportation                    157,386
--------------------------------------------------------------------------------

Utilities (4.1%)
     1,100  AES Corporation*                          52,437
       200  Allegheny Energy, Inc.                    10,232
       300  Ameren Corporation                        12,591
       700  American Electric Power Company, Inc.     34,538
       600  Calpine Corporation*                      34,194
       300  Cinergy Corporation                       10,404
       200  CMS Energy Corporation                     6,260
       400  Consolidated Edison, Inc.                 14,964
       300  Constellation Energy Group, Inc.          14,322
       500  Dominion Resources, Inc.                  34,245
       300  DTE Energy Company                        12,576
     1,500  Duke Energy Corporation                   70,140
       700  Dynegy, Inc.                             $40,495
       600  Edison International                       5,910
     1,092  El Paso Energy Corporation                75,130
     1,500  Enron Corporation                         94,080
       400  Entergy Corporation                       16,200
       675  Exelon Corporation                        46,609
       400  FirstEnergy Corporation                   12,120
       400  FPL Group, Inc.                           23,960
       200  General Public Utilities Corporation       6,662
       300  KeySpan Corporation                       11,910
       200  Kinder Morgan, Inc.                       11,740
       616  Mirant Corporation*                       25,133
       300  Niagara Mohawk Holdings, Inc.*             5,043
       100  Nicor, Inc.                                3,919
       437  NiSource, Inc.                            13,009
       100  ONEOK, Inc.                                4,322
       700  Pacific Gas & Electric Company             6,279
       100  Peoples Energy Corporation                 3,975
       200  Pinnacle West Capital Corporation         10,038
       300  PPL Corporation                           16,500
      _428  Progress Energy, Inc.                     18,914
       400  Public Service Enterprise Group, Inc.     18,576
       600  Reliant Energy, Inc.                      29,730
       400  Sempra Energy                             11,068
     1,300  Southern Company                          30,407
       500  TXU Corporation                           21,980
     1,000  Williams Companies, Inc.                  42,170
       655  Xcel Energy, Inc.                         20,436
--------------------------------------------------------------------------------
            Total Utilities                          933,218
--------------------------------------------------------------------------------

            Total Common Stocks
            (cost basis $25,341,356)             22,719,399

Principal
  Amount     Short-Term Investments (0.4%)             Interest Rate/1/        Maturity Date       Market Value
==================================================================================================================
 $106,000    Countrywide Home Loans, Inc.                   4.500%                 5/1/2001           $106,000
------------------------------------------------------------------------------------------------------------------
                                            Total Short-Term Investments
                                            (amortized cost basis $106,000)                            106,000
------------------------------------------------------------------------------------------------------------------

                                            TOTAL INVESTMENTS (99.8%)
                                            (amortized cost basis $25,447,356)                      22,825,399

                                            Other Assets, Less Liabilities (0.2%)                       39,138

                                            Net Assets (100.0%)                                    $22,864,537

____________________
*Non-income producing security
/1/The interest rate reflects the discount rate at the date of purchase.

See page 85 for a complete discussion of investment terms. The accompanying notes to the financial statements are an integral part of this schedule.

Statement of Assets and Liabilities As of April 30, 2001

                                                        The AAL           The AAL         The AAL        The AAL         The AAL
                                                       Technology       Aggressive      Small Cap       Mid Cap      International
                                                       Stock Fund       Growth Fund     Stock Fund      Stock Fund        Fund

____________________________________________________________________________________________________________________________________
Assets:
Investments at cost                                      $52,671,279     $51,044,594   $270,710,386    $879,655,735   $224,661,420
Investments at value                                     $40,004,371     $46,636,465   $291,278,069    $962,870,875   $206,540,382

Cash                                                              71           9,039            624             813        139,230
Unamortized organization & initial registration
expenses                                                           -               -          1,233               -              -
Dividends and interest receivable.                             3,579          25,855        107,512         324,530        655,091
Prepaid expenses                                              38,582          38,582         33,176          59,896         28,790
Receivable for investments sold                              185,562         179,306      2,893,020      13,969,187        616,645
Receivable for trust shares sold                             126,207         122,067        304,471         558,780        175,864
Receivable for forward contracts                                   -               -              -               -     20,002,686
____________________________________________________________________________________________________________________________________
     Total Assets                                         $40,358,372     $47,011,314   $294,618,105    $977,784,081   $228,158,688
____________________________________________________________________________________________________________________________________

Liabilities:
Payable for forward contracts                                      -               -              -               -     19,175,587
Payable for investments purchased                            391,770         268,288        505,666      32,523,033        830,267
Payable for trust shares redeemed                             83,753          43,940         51,082         240,776        125,279
Payable to affiliate                                          32,261          41,832        260,009         725,675        172,568
Accrued expenses                                             143,049         145,565        215,518         410,160        245,091
____________________________________________________________________________________________________________________________________
    Total Liabilities                                       $650,833        $499,625     $1,032,275     $33,899,644    $20,548,792
____________________________________________________________________________________________________________________________________

Net Assets:
Trust Capital (beneficial interest)                       59,953,181      60,761,274    273,741,267     856,152,754    228,966,777
Accumulated undistributed net investment income/             (2,813)         (3,400)        (9,555)         (9,555)      1,374,019
(loss)
Accumulated undistributed net realized gain/(loss)
on investments                                           (7,575,921)     (9,838,052)      (713,565)       4,526,098    (5,421,448)
Net unrealized appreciation/(depreciation) on:
     Investments                                        (12,666,908)     (4,408,129)     20,567,683      83,215,140   (18,121,038)
     Foreign currency contracts                                    -               -              -               -        827,099
     Foreign currency related transactions                         -             (4)              -               -       (15,513)
____________________________________________________________________________________________________________________________________
    Total Net Assets                                     $39,707,539     $46,511,689   $293,585,830    $943,884,437   $207,609,896
____________________________________________________________________________________________________________________________________
Total Liabilities & Capital                              $40,358,372     $47,011,314      $294,618,105    $977,784,081   $221,245,452
____________________________________________________________________________________________________________________________________

Class A share capital                                    $27,787,550     $35,292,225   $258,583,017    $883,150,144   $190,591,741
Shares of beneficial interest outstanding (Class A)        5,412,632       5,264,557     19,305,751      59,957,887     18,055,550
Net asset value per share                                      $5.13           $6.70         $13.39          $14.73         $10.56
Maximum public offering price                                  $5.34           $6.98         $13.95          $15.34         $11.00
Class B share capital                                     $2,616,400      $3,034,694    $31,163,935     $36,429,343    $13,697,379
Shares of beneficial interest outstanding (Class B)          513,124         456,640      2,423,018       2,602,319      1,318,116
Net asset value per share                                      $5.10           $6.65         $12.86          $14.00         $10.39
Class I share capital                                     $9,303,589      $8,184,770     $3,838,878     $24,304,950     $3,320,776
Shares of beneficial interest outstanding (Class I)        1,791,975       1,209,780        280,057       1,622,184        312,499
Net asset value per share                                      $5.19           $6.77         $13.71          $14.98         $10.63

                                                                                                                                   The AAL
                                                                                                     The AAL                        Large
                                                        The AAL         The AAL                     Small Cap      The AAL         Company
                                                    Capital Growth      Equity        The AAL       Index Fund    Mid Cap Index   Index Fund
                                                         Fund         Income Fund   Balanced Fund       II          Fund II          II
 ______________________________________________________________________________________________________________________________________________

Assets:
Investments at cost                                  $2,385,809,026   $269,312,364    $291,560,125   $14,677,778   $19,866,042   $25,447,356
Investments at value                                 $4,159,569,708   $327,700,840    $314,991,816   $14,782,044   $20,125,100   $22,825,399

Cash                                                            531          (100)             160            51           402           745
Unamortized organization & initial registration
expenses                                                          -              -          28,710             -             -             -
Dividends and interest receivable.                        1,926,412        536,508       1,343,456         4,721        10,188        14,896
Prepaid expenses                                            124,752         25,993          38,433        31,559        35,221        31,559
Receivable for investments sold                                   -              -               -        28,854        26,095             -
Receivable for trust shares sold                          1,864,744        217,463         328,843         2,994        24,851        79,961
Receivable for forward contracts                                  -              -               -             -             -             -
______________________________________________________________________________________________________________________________________________
    Total Assets                                     $4,163,486,147   $328,480,704    $316,731,418   $14,850,223   $20,221,857   $22,952,560

Liabilities:
Payable for forward contracts                                     -              -               -             -             -             -
Payable for investments purchased                                 -              -               -        34,103       267,743             -
Payable for trust shares redeemed                         1,370,540        200,483          96,640         5,255             -         1,383
Payable to affiliate                                      2,822,488        203,525         217,032         7,197         9,593        10,978
Accrued expenses                                            856,159        123,949         241,810        74,220        89,665        75,662
    Total Liabilities                                    $5,049,187       $527,957        $555,482      $120,775      $367,001       $88,023
______________________________________________________________________________________________________________________________________________

Net Assets:
Trust Capital (beneficial interest)                   2,368,811,230    267,958,524     297,203,501    14,590,908    19,676,799    25,767,771
Accumulated undistributed net investment income/          5,710,950        (9,555)         626,009       (2,813)       (2,813)       (2,813)
(loss)
Accumulated undistributed net realized gain/(loss)
on investments                                           10,154,098      1,615,302     (5,085,265)        37,087      (78,188)     (278,464)
Net unrealized appreciation/(depreciation) on:
     Investments                                      1,773,760,682     58,388,476      23,431,691       104,266       259,058   (2,621,957)
     Foreign currency contracts                                   -              -               -             -             -             -
     Foreign currency related transactions                        -              -               -             -             -             -
______________________________________________________________________________________________________________________________________________
     Total Net Assets                             $4,158,436,960   $327,952,747    $316,175,936   $14,729,448   $19,854,856   $22,864,537
______________________________________________________________________________________________________________________________________________
 Total Liabilities & Capital                         $4,163,486,147   $316,731,418    $328,480,704   $14,850,223   $20,221,857   $22,952,560
______________________________________________________________________________________________________________________________________________

Class A share capital                                $3,912,527,706   $305,051,988    $291,742,985   $13,271,293   $18,055,405   $21,061,379
Shares of beneficial interest outstanding (Class A)     112,366,836     20,943,677      23,516,832     1,322,546     1,763,017     2,481,604
Net asset value per share                                    $34.82         $14.57          $12.41        $10.03        $10.24         $8.49
Maximum public offering price                                $36.27         $15.18          $12.93        $10.45        $10.67         $8.84
Class B share capital                                  $154,085,149    $13,385,733     $21,071,106    $1,458,155    $1,799,451    $1,803,158
Shares of beneficial interest outstanding (Class B)       4,570,334        920,879       1,706,333       146,294       176,962       213,978
Net asset value per share                                    $33.71         $14.54          $12.35         $9.97        $10.17         $8.43
Class I share capital                                   $91,824,105     $9,515,026     $3,361,845
Shares of beneficial interest outstanding (Class I)       2,632,682        652,203        271,259
Net asset value per share                                    $34.88         $14.59         $12.39

The accompanying notes to the financial statements are an integral part of this schedule.

Statement of Operations For the Period Ended April 30, 2001

                                                         The AAL          The AAL         The AAL         The AAL         The AAL
                                                        Technology      Aggressive       Small Cap        Mid Cap      International
                                                      Stock Fund/2/   Growth Fund/2/     Stock Fund     Stock Fund         Fund
====================================================================================================================================
Investment Income
Dividends                                              $16,261        $111,284         $1,331,948      $6,705,010     $8,079,202
Taxable interest                                       143,057         346,044          900,400        3,887,523       274,873
Foreign dividend withholding                                 -               -                -               -       (333,861)
____________________________________________________________________________________________________________________________________
     Total Investment  Income                          $159,318        $457,328         $2,232,348      $10,592,533    $8,020,214
____________________________________________________________________________________________________________________________________

Expenses
Adviser fees                                            168,051          68,417         1,772,269       5,911,360       585,008
Sub-Adviser fees                                              -         150,518                -               -        844,010
Administrative service and pricing fees                  34,928          34,714           45,699          45,066         62,932
Amortization of organizational costs & registration fees      -               -            7,249               -          3,716
Audit and legal fees                                     11,832          11,832           20,716          19,851         31,542
Custody fees                                             26,618           5,383           27,813          53,895        121,574
Distribution expense Class A                             36,930          49,989          568,063        2,101,642       538,773
Distribution expense Class B                             16,816          17,991          280,887         322,048        152,190
Printing and postage expense Class A                     34,032          39,020          123,748         204,660         97,898
Printing and postage expense Class B                      8,680           8,183           30,569          18,314         22,513
Printing and postage expense Class I                        442           1,159               87             275            171
SEC and state registration expense                       33,113          33,113           55,752          67,148         55,266
Shareholder maintenance fees Class A                     23,424          25,110          185,620         408,633        169,046
Shareholder maintenance fees Class B                      2,829           3,072           34,222          37,516         22,286
Shareholder maintenance fees Class I                         14              14               50              89             53
Transfer agent fees Class A                              78,296          87,623          600,359        1,365,415       564,826
Transfer agent fees Class B                               9,298          10,441          114,297         109,816         74,978
Transfer agent fees Class I                                  47              40              162             292            321
Trustees fees and expenses                                6,694           6,695           16,386          16,387         16,387
Other expenses                                            1,886           2,287            9,075           9,075          9,075
____________________________________________________________________________________________________________________________________
     Total Expenses Before Reimbursement               $493,930        $555,601         $3,893,023      $10,691,482    $3,372,565
____________________________________________________________________________________________________________________________________

Less Reimbursement from Adviser & Directed
Brokerage/1/                                               (1,952)              -          (14,981)        (46,822)             -
____________________________________________________________________________________________________________________________________
     Total Net Expenses                                $491,978        $555,601         $3,878,042      $10,644,660    $3,372,565
____________________________________________________________________________________________________________________________________
Net Investment Income (Loss)                           $(332,660)      $(98,273)        $(1,645,694)    $(52,127)      $4,647,649
____________________________________________________________________________________________________________________________________
Realized and Unrealized Gains (Losses) on Investments
and Foreign Currency
Net realized gains (losses) on investments             (7,575,921)     (9,838,052)      26,933,113      63,818,530     1,135,207
Net realized gains (losses) on foreign currency
transactions                                                  -            (587)               -               -       1,390,192
Change in net unrealized appreciation/
depreciation on investments                            (12,666,908)    (4,408,129)      (7,066,975)     (5,568,973)    (64,858,066)
Change in net unrealized appreciation/
depreciation on foreign currency transactions                 -              (4)               -               -        839,643
____________________________________________________________________________________________________________________________________
Net Realized and Unrealized Gains (Losses) on
Investments and Foreign Currency                       $(20,242,829)   $(14,246,772)    $19,866,138     $58,249,557    $(61,493,024)
____________________________________________________________________________________________________________________________________
Net Increase (Decrease) in Net Assets From
Operations                                             $(20,575,489)   $(14,345,045)    $18,220,444     $58,197,430    $(56,845,375)
____________________________________________________________________________________________________________________________________

_________________
/1/ Includes directed brokerage credits for the following Funds: The AAL Technology Stock Fund $1,952, The AAL Small Cap Stock Fund $14,981, The AAL Mid Cap Stock Fund $19,855, The AAL Capital Growth Fund $5,996, The AAL Equity Income Fund $5,280, and The AAL Balanced Fund $705.

                                                                                               The AAL       The AAL        The AAL
                                                    The AAL         The AAL        The AAL     Small Cap      Mid Cap     Large Company
                                                    Capital         Equity        Balanced     Index Fund    Index Fund     Index Fund
                                                  Growth Fund     Income Fund       Fund         II/2/         II/2/          II/2/
========================================================================================================================================
Investment Income
Dividends                                          $37,117,716     $5,888,004     $1,345,904      $66,373      $118,149        $154,293
Taxable interest                                    24,812,161      1,580,257     10,724,852       11,362        16,754          20,619
Foreign dividend withholding                                 -              -              -            -             -               -
________________________________________________________________________________________________________________________________________
     Total Investment  Income                       $61,929,877     $7,468,261    $12,070,756      $77,735      $134,903        $174,912
________________________________________________________________________________________________________________________________________

Expenses
Adviser fees                                         22,712,685      1,380,613      1,637,330       23,125        29,497          34,272
Sub-Adviser fees                                              -              -              -            -             -               -
Administrative service and pricing fees                  44,627         44,791         50,920       34,966        35,508          34,428
Amortization of organizational costs &
registration fees                                             -              -         14,797            -             -               -
Audit and legal fees                                     18,697         17,869         18,903       10,211        10,211          10,211
Custody fees                                            138,415         13,222         15,601       27,678        35,684          26,525
Distribution expense Class A                         10,187,556        716,258        687,161       20,640        26,541          31,296
Distribution expense Class B                          1,535,919        122,955        196,934        9,940        11,821          11,902
Printing and postage expense Class A                    697,915         73,545         42,616        5,917         5,931           5,966
Printing and postage expense Class B                     82,759         12,938         13,624        1,596         1,607           1,305
Printing and postage expense Class I                        256            346             92            -             -               -
SEC and state registration expense                      177,585         60,192         85,381       25,885        28,153          25,885
Shareholder maintenance fees Class A                  1,026,289        116,321         87,618        3,028         4,276           4,595
Shareholder maintenance fees Class B                    108,321         10,610         12,268          357           621             655
Shareholder maintenance fees Class I                        201             89             40            -             -               -
Transfer agent fees Class A                           3,428,686        404,396        283,710        9,724        13,321          15,651
Transfer agent fees Class B                             329,559         34,850         45,129        1,105         1,880           2,045
Transfer agent fees Class I                                 675            292            148            -             -               -
Trustees fees and expenses                               16,386         16,386         16,386        5,763         7,011           5,711
Other expenses                                           56,032          9,061          1,778        2,327         1,903           2,310
________________________________________________________________________________________________________________________________________
     Total Expenses Before Reimbursement            $40,562,563     $3,034,734     $3,210,436     $182,262      $213,965        $212,757
________________________________________________________________________________________________________________________________________
Less Reimbursement from Adviser & Directed
Brokerage/1/                                            (5,996)        (5,280)      (101,218)            -             -               -
________________________________________________________________________________________________________________________________________
     Total Net Expenses                             $40,556,567     $3,029,454     $3,109,218     $182,262      $213,965        $212,757
________________________________________________________________________________________________________________________________________
Net Investment Income (Loss)                        $21,373,310     $4,438,807     $8,961,538   $(104,527)     $(79,062)       $(37,845)
________________________________________________________________________________________________________________________________________
Realized and Unrealized Gains (Losses) on
Investments and Foreign Currency
Net realized gains (losses) on investments          269,545,668     18,343,924      2,589,118      270,925         3,838       (274,039)
Net realized gains (losses) on foreign currency
Transactions                                                  -              -              -            -             -               -
Change in net unrealized appreciation/
Depreciation on investments                       (473,115,429)      1,492,471    (2,767,834)      104,266       259,058     (2,621,957)
Change in net unrealized appreciation/
Depreciation on foreign currency transactions                 -              -              -            -             -               -
________________________________________________________________________________________________________________________________________
Net Realized and Unrealized Gains (Losses) on
Investments and Foreign Currency                 $(203,569,761)    $19,836,395     $(178,716)     $375,191      $262,896    $(2,895,996)
________________________________________________________________________________________________________________________________________
Net Increase (Decrease) in Net Assets From
Operations                                       $(182,196,451)    $24,275,202     $8,782,822     $270,664      $183,834    $(2,933,841)
________________________________________________________________________________________________________________________________________

________________
/1/ Includes directed brokerage credits for the following Funds: The AAL Technology Stock Fund $1,952, The AAL Small Cap Stock Fund $14,981, The AAL Mid Cap Stock Fund $19,855, The AAL Capital Growth Fund $5,996, The AAL Equity Income Fund $5,280, and The AAL Balanced Fund $705.
/2/ Since Fund inception, July 1, 2000.

Statement of Changes in Net Assets For the Period Ended April 30, 2001

                                                                   The AAL           The AAL              The AAL Small
                                                                 Technology        Aggressive             Cap Stock Fund
                                                                 Stock Fund        Growth Fund      Year Ended      Year Ended
                                                                Period Ended      Period Ended      4/30/2001       4/30/2000
                                                                 4/30/2001/1/        4/30/2001/1/
____________________________________________________________________________________________________________________________________

Operations
Net investment income/(loss)                                         $(332,660)        $(98,273)    $(1,645,694)    $(1,370,724)
Net realized gains/(losses) on investments                          (7,575,921)      (9,838,052)      26,933,113      27,239,356
Net realized gains/(losses) on foreign currency transactions                  -            (587)               -               -
Change in net unrealized appreciation/depreciation on              (12,666,908)      (4,408,129)     (7,066,975)      22,792,468
investments
Change in net unrealized appreciation/depreciation on                         -              (4)               -               -
foreign currency transactions
____________________________________________________________________________________________________________________________________
Net Increase (Decrease) in Net Assets Resulting from
Operations                                                        $(20,575,489)    $(14,345,045)     $18,220,444     $48,661,100
____________________________________________________________________________________________________________________________________
Distributions to Shareholders
From net investment income Class A                                            -                -               -               -
From net realized gains Class A                                               -                -    (33,641,108)               -
From net investment income Class B                                            -                -               -               -
From net realized gains Class B                                               -                -     (4,224,429)               -
From net investment income Class I                                            -                -               -               -
From net realized gains Class I                                               -                -       (224,964)               -
____________________________________________________________________________________________________________________________________
Total Distributions to Shareholders                                      $    -            $   -   $(38,090,501)          $    -
____________________________________________________________________________________________________________________________________
Trust Share Transactions
Purchases of trust shares                                            66,150,292       63,907,764      85,474,850      59,067,184
Income dividends reinvested                                                   -                -               -               -
Capital gains distributions reinvested                                        -                -      37,868,540               -
Redemption of trust shares                                          (5,867,264)      (3,051,030)    (26,848,160)    (23,356,357)
____________________________________________________________________________________________________________________________________
Net Increase (Decrease) in Trust Capital                            $60,283,028      $60,856,734     $96,495,230     $35,710,827
____________________________________________________________________________________________________________________________________
Net Increase (Decrease) in Net Assets                               $39,707,539      $46,511,689     $76,625,173     $84,371,927
____________________________________________________________________________________________________________________________________
Net Assets Beginning of Period                                          $     -           $    -    $216,960,657    $132,588,730
____________________________________________________________________________________________________________________________________
Net Assets End of Period                                            $39,707,539      $46,511,689    $293,585,830    $216,960,657
____________________________________________________________________________________________________________________________________
Accumulated Undistributed Net Investment Income (Loss)                 $(2,813)         $(3,400)        $(9,555)           $   -
____________________________________________________________________________________________________________________________________

_________________
/1/ Since Fund inception, July 1, 2000.

                                                      The AAL Mid Cap                     The AAL                    The AAL Capital
                                                         Stock Fund                 International Fund                  Growth Fund
                                                 Year Ended      Year Ended     Year Ended      Year Ended       Year Ended      Year Ended
                                                  4/30/2001       4/30/2000      4/30/2001       4/30/2000       4/30/2001        4/30/2000
____________________________________________________________________________________________________________________________________
Operations
Net investment income/(loss)                         $(52,127)     $(384,382)     $4,647,649      $(143,424)       $21,373,310     $13,086,665
Net realized gains/(losses) on investments          63,818,530     138,456,655     1,135,206      15,848,124       269,545,668       6,702,727
Net realized gains/(losses) on foreign                       -              -      1,390,192         171,554                 -               -
currency transactions
Change in net unrealized                           (5,568,973)     28,736,447   (64,858,066)      20,721,106     (473,115,429)     340,231,707
appreciation/depreciation on
investments
Change in net unrealized                                     -              -        839,644       (133,788)                 -               -
appreciation/depreciation on
foreign currency transactions
____________________________________________________________________________________________________________________________________
Net Increase (Decrease) in Net Assets           $58,197,430   $166,808,720   $(56,845,375)     $36,463,572    $(182,196,451)    $360,021,099
Resulting from
Operations
____________________________________________________________________________________________________________________________________
Distributions to Shareholders
From net investment income Class A                           -              -    (4,202,925)        (50,305)      (18,012,973)     (9,681,936)
From net realized gains Class A                  (152,705,190)   (34,914,468)    (4,636,855)               -     (227,564,440)    (44,873,806)
From net investment income Class B                           -              -       (20,010)               -                 -               -
From net realized gains Class B                    (6,158,442)    (1,151,451)      (336,695)               -       (8,906,346)     (1,533,271)
From net investment income Class I                           -              -       (94,856)         (5,210)         (698,689)       (338,713)
From net realized gains Class I                    (3,841,679)      (479,306)       (70,385)               -       (5,028,322)       (743,163)
____________________________________________________________________________________________________________________________________
Total Distributions to Shareholders              $(162,705,311  $(36,545,225)   $(9,361,726)       $(55,515)    $(260,210,770)   $(57,170,889)
____________________________________________________________________________________________________________________________________
Trust Share Transactions
Purchases of trust shares                          158,677,730    106,374,149     56,217,565      71,663,481       395,949,397     580,899,089
Income dividends reinvested                                  -              -      4,230,050          52,133        18,341,821       9,870,705
Capital gains distributions reinvested             161,433,993     36,309,432      4,981,199               -       237,699,929      46,578,713
Redemption of trust shares                        (74,110,495)   (78,862,531)   (36,768,589)    (21,583,304)     (397,700,122)   (342,666,570)
____________________________________________________________________________________________________________________________________
Net Increase (Decrease) in Trust Capital       $246,001,228    $63,821,050    $28,660,225     $50,132,310      $254,291,025    $294,681,937
____________________________________________________________________________________________________________________________________
Net Increase (Decrease) in Net Assets             $141,493,347   $194,084,545  $(37,546,876)     $86,540,367    $(188,116,196)    $597,532,147
____________________________________________________________________________________________________________________________________
Net Assets Beginning of Period                    $802,391,090   $608,306,545   $245,156,772    $158,616,405    $4,346,553,156  $3,749,021,009
____________________________________________________________________________________________________________________________________
Net Assets End of Period                          $943,884,437   $802,391,090   $207,609,896    $245,156,772    $4,158,436,960  $4,346,553,156
____________________________________________________________________________________________________________________________________
Accumulated Undistributed Net Investment              $(9,555)          $   -     $1,374,019       $(16,008)        $5,710,950      $3,842,038
Income (Loss)
____________________________________________________________________________________________________________________________________

The accompanying notes to the financial statements are an integral part of this schedule.

                                                                       The AAL Equity                       The AAL
                                                                         Income Fund                     Balanced Fund
                                                              Year Ended      Year Ended      Year Ended      Year Ended
                                                                  4/30/2001        4/30/2000      4/30/2001        4/30/2000
____________________________________________________________________________________________________________________________________
Operations
Net investment income/(loss)                                         $4,438,807     $3,602,500      $8,961,538       $6,303,042
Net realized gains/(losses) on investments                           18,343,924        781,925       2,589,118      (6,643,070)
Net realized gains/(losses) on foreign currency transactions                  -              -               -                -
Change in net unrealized appreciation/depreciation on                 1,492,471    (6,887,666)     (2,767,834)       12,046,584
Investments
Change in net unrealized appreciation/depreciation on foreign                 -              -               -                -
currency transactions
____________________________________________________________________________________________________________________________________
Net Increase (Decrease) in Net Assets Resulting from                $24,275,202   $(2,503,241)      $8,782,822      $11,706,556
Operations
____________________________________________________________________________________________________________________________________
Distributions to Shareholders
From net investment income Class A                                  (4,167,259)    (3,064,350)     (8,434,912)      (5,670,014)
From net realized gains Class A                                    (14,837,932)              -               -                -
From net investment income Class B                                     (55,632)       (12,321)       (417,867)        (259,063)
From net realized gains Class B                                       (644,264)              -               -                -
From net investment income Class I                                    (152,601)      (182,620)       (108,279)         (97,249)
From net realized gains Class I                                       (422,088)              -               -                -
____________________________________________________________________________________________________________________________________
Total Distributions to Shareholders                               $(20,279,776)   $(3,259,291)    $(8,961,058)     $(6,026,326)
____________________________________________________________________________________________________________________________________
Trust Share Transactions
Purchases of trust shares                                            47,111,378     64,587,532      73,426,105      131,147,830
Income dividends reinvested                                           4,215,113      3,049,427       8,772,974        5,923,264
Capital gains distributions reinvested                               15,501,627              -               -                -
Redemption of trust shares                                         (38,262,053)   (51,458,534)    (43,144,905)     (37,844,785)
____________________________________________________________________________________________________________________________________
Net Increase (Decrease) in Trust Capital                            $28,566,065    $16,178,425     $39,054,174      $99,226,309
____________________________________________________________________________________________________________________________________
Net Increase (Decrease) in Net Assets                               $32,561,491    $10,415,893     $38,875,938     $104,906,539
____________________________________________________________________________________________________________________________________
Net Assets Beginning of Period                                     $295,391,256   $284,975,363    $277,299,998     $172,393,459
____________________________________________________________________________________________________________________________________
 Net Assets End of Period                                          $327,952,747   $295,391,256    $316,175,936     $277,299,998
____________________________________________________________________________________________________________________________________
Accumulated Undistributed Net Investment Income (Loss)                 $(9,555)       $271,830        $626,009         $625,529
____________________________________________________________________________________________________________________________________

                                                                       The AAL Small Cap       The AAL Mid Cap    The AAL Large Company
                                                                         Index Fund II          Index Fund II         Index Fund II
                                                                         Period Ended           Period Ended          Period Ended
                                                                         4/30/2001/1/           4/30/2001/1/          4/30/2001/1/
____________________________________________________________________________________________________________________________________
Operations
Net investment income/(loss)                                               $(104,527)            $(79,062)              $(37,845)
Net realized gains/(losses) on investments                                    270,925                3,838              (274,039)
Net realized gains/(losses) on foreign currency transactions                        -                    -                      -
Change in net unrealized appreciation/depreciation on                         104,266              259,058            (2,621,957)
Investments
Change in net unrealized appreciation/depreciation on                               -                    -                      -
foreign currency transactions
____________________________________________________________________________________________________________________________________
Net Increase (Decrease) in Net Assets Resulting from                         $270,664             $183,834           $(2,933,841)
Operations
____________________________________________________________________________________________________________________________________

Distributions to Shareholders
From net investment income Class A                                                  -                    -                      -
From net realized gains Class A                                             (117,021)             (45,155)                      -
From net investment income Class B                                                  -                    -                      -
From net realized gains Class B                                              (13,579)              (4,886)                      -
From net investment income Class I                                                  -                    -                      -
From net realized gains Class I                                                     -                    -                      -
____________________________________________________________________________________________________________________________________
Total Distributions to Shareholders                                        $(130,600)            $(50,041)                 $    -
____________________________________________________________________________________________________________________________________
Trust Share Transactions
Purchases of trust shares                                                  14,733,631           19,975,033             26,928,722
Income dividends reinvested                                                         -                    -                      -
Capital gains distributions reinvested                                        129,925               49,931                      -
Redemption of trust shares                                                  (274,172)            (303,901)            (1,130,344)
____________________________________________________________________________________________________________________________________
Net Increase (Decrease) in Trust Capital                                  $14,589,384          $19,721,063            $25,798,378
____________________________________________________________________________________________________________________________________
Net Increase (Decrease) in Net Assets                                     $14,729,448          $19,854,856            $22,864,537
____________________________________________________________________________________________________________________________________
Net Assets Beginning of Period                                                 $    -               $    -                 $    -
____________________________________________________________________________________________________________________________________
Net Assets End of Period                                                  $14,729,448          $19,854,856            $22,864,537
____________________________________________________________________________________________________________________________________
Accumulated Undistributed Net Investment Income (Loss)                       $(2,813)             $(2,813)               $(2,813)
____________________________________________________________________________________________________________________________________

___________________
/1/ Since Fund inception, July 1, 2000.

The accompanying notes to the financial statements are an integral part of this schedule.

Notes to Financial Statements As of April 30, 2001

(A) ORGANIZATION

The AAL Mutual Funds (“Funds” or “Trust”) was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as an open-end diversified management investment company under the Investment Company Act of 1940. The Trust currently consists of thirteen equity Funds, six fixed-income Funds and one money market Fund. The Trust commenced operations on July 16, 1987.

The Trust offers three classes of shares. Class A shares have a front end sales load of 4.00% and a 0.25% annual 12b-1 fee. On January 8, 1997, the Trust began offering Class B shares. Class B shares are offered at net asset value and a 1% annual 12b-1 and service fee. In addition, Class B shares have a contingent deferred sales charge of 5% declining 1% every year upon redemption after the first five years. Class B shares convert to Class A shares at the end of the fifth year. On December 29, 1997, The Trust began offering a third class of shares to institutional clients, Class I shares are offered at net asset value and have no annual 12b-1 fees or service fees.

The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund and The AAL Balanced Fund offer all three classes of shares. The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II, and The AAL Large Company Index Fund II offer Class A and B shares only. Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares. The other portfolios of the Trust not included above are printed under seperate annual reports.

(B) SIGNIFICANT ACCOUNTING POLICIES

The principal accounting policies of the Funds discussed in this report are:

Valuation - Securities traded on national securities exchanges are valued at last reported sales prices. Each over-the-counter security for which the last sales price is available from NASDAQ is valued at that price. Interest bearing money market instruments are valued at a cost that approximates the market. All other money market investments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis. The AAL International Fund and The AAL Aggressive Growth Fund invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. All other securities are valued at the latest bid quotation if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Investment Adviser under supervision of the Funds’ Board of Trustees.

Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. The market values of securities and other assets and liabilities that are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars at the time net asset value is calculated. For Federal income tax purposes The AAL International Fund and The AAL Aggressive Growth Fund treat the effect of changes in foreign exchange arising from actual foreign currency transactions and the effect of changes in foreign exchange rates from the fluctuations arising from trade date and settlement date differences as ordinary income.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Foreign Currency Contracts - In connection with purchases and sales of securities denominated in foreign currencies, The AAL International Fund and The AAL Aggressive Growth Fund may enter into forward currency contracts. Additionally, The AAL International Fund and The AAL Aggressive Growth Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market values, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these forward contracts, The AAL International Fund and The AAL Aggressive Growth Fund could be exposed to foreign currency fluctuations.

The Impact of Initial Public Offerings on Performance – The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund and The AAL Balanced Fund may invest in an initial public offering (“IPO”). On occasion a Fund may participate in an oversubscribed IPO. Because the IPO is oversubscribed, this presents the Fund with the opportunity to “flip” or trade the security at higher prices resulting in a profit for the Fund. However, participation in an IPO may result in a loss for the Fund. Investments in IPO’s may have a magnified performance impact on a Fund with a small asset base such as The AAL Technology Stock Fund or The AAL Aggressive Growth Fund. A Fund may not experience similar performance as its assets grow.

Federal Income Taxes - Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Funds, accordingly, anticipate paying no Federal income taxes and no Federal income tax provision was required. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Income and Expenses - The Funds are charged for those expenses that are directly attributed to each portfolio. Expenses that are not directly attributable to a portfolio are allocated among the Fund portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Class specific expenses, such as 12b-1 fees, transfer agent expenses, shareholder maintenance fees and printing and postage costs are charged to each Fund class of shares directly. Net investment income, nonclass-specific expenses and realized and unrealized gains or losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares.

Distributions to Shareholders - Net investment income is distributed to each shareholder as a dividend. Dividends to shareholders are recorded on the ex-dividend date. Dividends from The AAL Capital Growth Fund are declared and paid semi-annually. Dividends from The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II and The AAL Large Company Index Fund II are declared and paid annually. Dividends from The AAL Equity Income Fund and The AAL Balanced Fund are declared and paid quarterly. Dividends from net realized gains from securities transactions, if any, are distributed at least annually in the calendar year.

Credit Risk - The Funds may be susceptible to credit risk with respect to the extent the issuer defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of the issuer. Interest accruals on defaulted securities are monitored for ability to collect payment in default.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Other - For financial statement purposes, investment security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on municipal bonds are amortized over the life of the respective bonds. Discounts on taxable bonds are amortized over the life of the respective bonds in The AAL Equity Income Fund and The AAL Balanced Fund. Realized gains or losses on sales are determined on a specific cost identification basis. The Funds have no right to require registration of unregistered securities. The costs incurred with the organization and initial registration of shares for The AAL Small Cap Stock Fund, The AAL International Fund and The AAL Balanced Fund are being amortized over the period of benefit, but not to exceed 60 months from each Fund’s commencement of operation.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Funds to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Funds will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had premium amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund’s net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

The Trust estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of its investments (but not their market value) by approximately $35,364 for The AAL Balanced Fund and $21,984 for The AAL Equity Income Fund. Additionally, had this principle been in effect during the fiscal year ended April 30, 2001, the Fund estimates that net investment income would have decreased by approximately $0.01 per share for The AAL Balanced Fund and $0.00 per share for The AAL Equity Income Fund, and realized and unrealized gain (loss) per share would have increased by the same amount.

Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to trust capital.

(C) INVESTMENT ADVISORY MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into an Investment Advisory Agreement with AAL Capital Management Corporation, (“the Adviser”), under which each of the mutual fund portfolios pays a fee for investment advisory services. The annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

                                         $0 to     $50 to    $100 to   $200 to   $500 to   $1,000 to     Over
(M - Millions)                           $50M     $100M      $200M     $500M    $1,000M    $5,000M     $5,000M
=============================================================================================================
The AAL Technology Stock Fund           0.75%     0.75%     0.75%       0.75%     0.75%     0.75%      0.75%
The AAL Aggressive Growth Fund          0.80%     0.80%     0.75%       0.75%     0.70%     0.70%      0.70%
The AAL Small Cap Stock Fund            0.70%     0.70%     0.70%       0.65%     0.65%     0.65%      0.65%
The AAL Mid Cap Stock Fund              0.70%     0.70%     0.70%       0.65%     0.65%     0.60%      0.60%
The AAL International Fund              0.65%     0.60%     0.60%       0.60%     0.60%     0.60%      0.60%
The AAL Capital Growth Fund             0.65%     0.65%     0.65%       0.65%     0.575%    0.50%      0.45%
The AAL Equity Income Fund              0.45%     0.45%     0.45%       0.45%     0.45%     0.45%      0.45%
The AAL Balanced Fund                   0.55%     0.55%     0.55%       0.55%     0.55%     0.55%      0.55%
The AAL Small Cap Index Fund II         0.25%     0.25%     0.25%       0.25%     0.25%     0.25%      0.25%
The AAL Mid Cap Index Fund II           0.25%     0.25%     0.25%       0.25%     0.25%     0.25%      0.25%
The AAL Large Company Index Fund II     0.25%     0.25%     0.25%       0.25%     0.25%     0.25%      0.25%

The AAL International Fund has entered into a sub-advisory agreement with Oechsle International Advisors, LLC, which is paid 0.40% of 1% on the first $50 million of average daily net assets and 0.35% of 1% on average daily net assets over $50 million (payable from the annual advisory fee paid to the Adviser).

The AAL Aggressive Growth Fund has entered into a sub-advisory agreement with Janus Capital Corporation, which is paid 0.55% of 1% on the first $100 million of average daily net assets, 0.50% of 1% on the next $400 million of average daily net assets, and 0.45% of 1% on average daily net assets over $500 million (payable from the annual advisory fee paid to the Adviser).

As of September 1, 2000, the Adviser voluntarily has waived 0.05% of the current fee of 0.55% in The AAL Balanced Fund and 0.01% of the current fee of 0.70% in The AAL Mid Cap Stock Fund totaling $100,513 and $26,967, respectively. This waiver was in effect through April 30, 2001, the end of the Fund’s current fiscal year.

The Adviser has directed certain of the Funds’ portfolio trades to brokers at best price and execution and has generated directed brokerage credits to be used against custodian fees. Shareholders benefit under this arrangement as the net expenses of the Funds do not include such custodian fees. For the year ended April 30, 2001, the following Fund’s expenses were reduced: $1,952 for The AAL Technology Fund, $14,981 for The AAL Small Cap Stock Fund, $19,855 for The AAL Mid Cap Stock Fund, $5,996 for The AAL Capital Growth Fund, $5,280 for The AAL Equity Income Fund, and $705 for The AAL Balanced Fund. In accordance with Securities and Exchange Commission requirements, such amount is required to be shown as an expense and has been included in custodian fees in the Statement of Operations, with the credit reflected as reimbursements.

The Trust has entered into an Administrative Services Agreement with Aid Association for Lutherans (AAL) pursuant to which AAL provides certain administrative services. AAL earned the following fees from the respective Funds for the year ended April 30, 2001: $47,500 for The AAL International Fund; $42,500 for The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund and The AAL Balanced Fund; $33,333 for The AAL Technology Stock Fund and The AAL Aggressive Growth Fund; and $31,250 for The AAL Small Cap Index Fund II, Mid Cap Index Fund II and Large Company Index Fund II, respectively.

The Trust has also contracted with the Adviser for certain shareholder maintenance services. These shareholder services include: pre-processing and quality control of new accounts, shareholder correspondence, account response and answering customer inquires regarding account status, and facilitating shareholder telephone transactions. Fees and cost reimbursements charged to the Funds under terms of the contract approximated $3.75 per year per shareholder account.

The Trust has adopted a Distribution Plan (“the Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. On the Class A shares, a service fee of 0.25% of average net assets is charged for The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II and The AAL Large Company Index Fund II Fund. On the Class B Shares, a service fee of 0.25% of average net assets and a 12b-1 distribution fee of 0.75% of average net assets is charged for The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II and The AAL Large Company Index Fund II. There is no 12b-1 distribution fee or service fee on Class I shares. For the year ending April 30, 2001, AAL Capital Management received $19,715,206 in commissions from the sales of the Trusts’ Class A and B shares.

Each Trustee of the Funds who is not affiliated with AAL or the adviser receives an annual fee from the Funds for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds.

Those Trustees not participating in the above plan received $37,500 in fees from the Trust for the year ended April 30, 2001. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

AAL is the parent company for AAL Capital Management Corporation.

(D) SECURITY TRANSACTIONS

During the years ended April 30, 2001, and April 30, 2000, purchases and sales of securities other than short-term obligations were as follows:

                                                  Purchases                              Sales
                                        Year Ended         Year Ended         Year Ended       Year Ended
                                         4/30/2001          4/30/2000          4/30/2001        4/30/2000
=======================================================================================================
The AAL Technology Stock Fund           $68,800,392                N/A      $10,683,885               N/A
The AAL Aggressive Growth Fund           70,102,022                N/A       17,919,376               N/A
The AAL Small Cap Fund                  360,859,236       $254,904,932      302,559,752      $227,906,392
The AAL Mid Cap Fund                  1,302,163,380        929,500,735    1,208,774,035       934,809,515
The AAL International Fund              117,487,229        125,938,176       85,665,297        82,724,287
The AAL Capital Growth Fund             688,033,513        432,379,184      510,911,068       284,171,087
The AAL Equity Income Fund               79,710,137         88,388,561       74,999,642        75,699,225
The AAL Balanced Fund                   252,536,598        208,113,894      204,259,358       126,946,055
The AAL Small Cap Index Fund II          18,055,728                N/A        3,795,153               N/A
The AAL Mid Cap Index Fund II            23,702,708                N/A        4,151,064               N/A
The AAL Large Company Index Fund II      27,124,179                N/A        1,458,817               N/A

For the years ended April 30, 2001, and April 30, 2000, The AAL Balanced Fund purchased $32,331,910 and $45,203,047 and sold $40,792,369 and $44,118,281 and in U.S. Government Obligations, respectively.

As of April 30, 2001, the cost of investments for Federal income tax purposes for each of the Funds were as follows:

        The AAL Technology Stock Fund                           $54,331,305
        The AAL Aggressive Growth Fund                           51,372,688
        The AAL Small Cap Fund                                  273,158,179
        The AAL Mid Cap Fund                                    899,186,810
        The AAL International Fund                              224,661,420
        The AAL Capital Growth Fund                           2,385,809,026
        The AAL Equity Income Fund                              268,782,156
        The AAL Balanced Fund                                   291,584,844
        The AAL Small Cap Index Fund II                          14,735,716
        The AAL Mid Cap Index Fund II                            19,934,195
        The AAL Large Company Index Fund II                      25,680,370

Any differences between book and tax cost basis are due primarily to wash sale losses and REIT return of capital distributions.

The following Funds deferred, on a tax basis, the following post-October losses:

                                                    Capital           Currency
     The AAL Technology Stock Fund                 $5,345,454       $     -
     The AAL Aggressive Growth Fund                 9,400,147           587
     The AAL International Fund                     5,421,448             -
     The AAL Mid Cap Index Fund II                     10,035             -
     The AAL Large Company Index Fund II               45,450             -

The post-October loss amounts may be used to offset future capital gains.

At April 30, 2001, the following funds had accumulated net realized capital loss carryovers expiring in the following years:

  Fund                                         2008                2009
================================================================================
  The AAL Technology Stock Fund            $         -             $570,441
  The AAL Aggressive Growth Fund                     -              109,811
  The AAL Balanced Fund                      4,252,176              808,370

To the extent that these funds realize net capital gains, taxable distributions will be offset by any unused capital loss carryover.

The gross unrealized appreciation and depreciation on investments at years ended April 30, 2000 and April 30, 2001, were as follows:

                                                 April 30, 2001                                  April 30, 2000
                                                                  Net Unrealized                                Net Unrealized
                                                                   Appreciation                                  Appreciation
                                     Appreciation (Depreciation)  (Depreciation)   Appreciation (Depreciation) (Depreciation)
============================================================================================================================
The AAL Technology Fund                $3,291,629   $(15,958,537)  $(12,666,908)             N/A            N/A            N/A
The AAL Aggressive Growth Fund          1,898,085     (6,306,214)    (4,408,129)             N/A            N/A            N/A
The AAL Small Cap Stock Fund           48,891,575    (28,323,892)     20,567,683     $43,581,020  $(15,946,362)    $27,634,658
The AAL Mid Cap Stock Fund            146,451,142    (63,236,002)     83,215,140     148,747,162   (59,963,049)     88,784,113
The AAL International Fund             22,724,442    (40,018,381)   (17,293,939)      65,356,633   (18,620,022)     46,736,611
The AAL Capital Growth Fund         1,919,700,891   (145,940,209)  1,773,760,682   2,304,723,137   (57,847,026)  2,246,876,111
The AAL Equity Income Fund             74,560,663    (16,172,187)     58,388,476      78,706,730   (21,810,725)     56,896,005
The AAL Balanced Fund                  34,548,032    (11,116,341)     23,431,691      34,090,041    (7,890,516)     26,199,525
The AAL Small Cap Index Fund II         2,247,057     (2,142,791)        104,266             N/A            N/A            N/A
The AAL Mid Cap Index Fund II           2,628,208     (2,369,150)        259,058             N/A            N/A            N/A
The AAL Large Company Index Fund II     1,603,748     (4,225,705)    (2,621,957)             N/A            N/A            N/A

(E) TRUST TRANSACTIONS
The AAL Technology Stock Fund

                                               Class A             Class B               Class I
                                           Period Ended         Period Ended         Period Ended
                                             4/30/2001            4/30/2001            4/30/2001
                                             Shares/1/            Shares/1/            Shares/1/
=======================================================================================================
Shares purchased                              6,065,257             531,161            2,077,126
Income dividends reinvested                           -                   -                    -
Capital gains reinvested                              -                   -                    -
Shares redeemed                               (652,625)            (18,037)            (285,151)
__________________________________________________________________________________________________________
Net increase (decrease) in Trust shares    5,412,632             513,124            1,791,975
_____________________________________________________________________________________________________

The AAL Aggressive Growth Fund

                                               Class A             Class B               Class I
                                           Period Ended         Period Ended         Period Ended
                                             4/30/2001            4/30/2001            4/30/2001
                                             Shares/1/            Shares/1/            Shares/1/
=======================================================================================================
Shares purchased                             5,546,856              465,607            1,340,671
Income dividends reinvested                        -                      -                    -
Capital gains reinvested                           -                      -                    -
Shares redeemed                               (282,299)             (8,967)            (130,891)
________________________________________________________________________________________________________
Net increase (decrease) in Trust shares   5,264,557              456,640            1,209,780
_____________________________________________________________________________________________________

The AAL Small Cap Stock Fund

                                                      Class A                        Class B                      Class I
                                            Year Ended     Year Ended      Year Ended     Year Ended      Year Ended    Year Ended
                                             4/30/2001      4/30/2000       4/30/2001      4/30/2000       4/30/2001     4/30/2000
                                              Shares         Shares          Shares         Shares          Shares         Shares
================================================================================================================================
Shares purchased                              4,991,796    4,154,530          450,131      429,368           527,463       32,456
Income dividends reinvested                           -          -               -              -               -            -
Capital gains reinvested                      2,665,146          -           349,447            -            17,191          -
Shares redeemed                             (1,457,030)  (1,691,268)       (106,774)     (173,969)        (333,110)      (37,198)
__________________________________________________________________________________________________________________________________
Net increase (decrease) in Trust shares    6,199,912    2,463,262         692,804      255,399          211,544        (4,742)
______________________________________________________________________________________________________________________________

The AAL Mid Cap Stock Fund

                                                      Class A                        Class B                      Class I
                                            Year Ended     Year Ended      Year Ended     Year Ended      Year Ended   Year Ended
                                             4/30/2001      4/30/2000       4/30/2001      4/30/2000       4/30/2001     4/30/2000
                                              Shares         Shares          Shares         Shares          Shares        Shares
================================================================================================================================
Shares purchased                             8,219,536     5,727,110         615,775       426,397          821,461        719,803
Income dividends reinvested                        -             -               -              -               -              -
Capital gains reinvested                    10,369,004     2,368,789         440,872        80,834          248,401         32,495
Shares redeemed                            (3,993,371)   (4,849,281)       (115,426)       (90,663)       (425,724)      (233,097)
__________________________________________________________________________________________________________________________________
Net increase (decrease) in Trust shares  14,595,169     3,246,618         941,221        416,568         644,138        519,201
_____________________________________________________________________________________________________________________________

The AAL International Fund

                                                 Class A                        Class B                      Class I
                                       Year Ended     Year Ended      Year Ended     Year Ended      Year Ended   Year Ended
                                        4/30/2001      4/30/2000       4/30/2001      4/30/2000       4/30/2001     4/30/2000
                                         Shares         Shares          Shares         Shares          Shares        Shares
===========================================================================================================================
Shares purchased                         4,004,523   4,743,916           271,661      327,374          116,691         44,947
Income dividends reinvested                359,104       3,316            1,742           -              3,528            154
Capital gains reinvested                   392,135         -              29,505          -              3,158            -
Shares redeemed                        (2,826,643)  (1,563,061)        (120,892)      (65,023)        (11,625)        (8,062)
_____________________________________________________________________________________________________________________________
Net increase (decrease)
 in Trust shares                         1,929,119   3,184,171          182,016       262,351          111,752         37,039
_____________________________________________________________________________________________________________________________

_________________
/1/ Since Fund inception, July 1, 2000.

The AAL Capital Growth Fund

                                                      Class A                        Class B                      Class I
                                            Year Ended     Year Ended      Year Ended     Year Ended      Year Ended    Year Ended
                                             4/30/2001      4/30/2000       4/30/2001      4/30/2000       4/30/2001     4/30/2000
                                              Shares         Shares          Shares         Shares          Shares        Shares
================================================================================================================================
Shares purchased                             8,926,293    13,245,347         656,849      1,036,773        1,024,670      1,392,764
Income dividends reinvested                    467,676       247,299              -               -           13,984          7,861
Capital gains reinvested                     6,243,452     1,152,379         253,624         40,529          104,163         16,564
Shares redeemed                            (9,692,387)   (8,426,901)        (281,224)     (184,700)        (647,959)       (587,267)
__________________________________________________________________________________________________________________________________
Net increase (decrease) in Trust shares  5,945,034      6,218,124         629,249        892,602          494,858        829,922
_____________________________________________________________________________________________________________________________

The AAL Equity Income Fund

                                                      Class A                        Class B                      Class I
                                            Year Ended     Year Ended      Year Ended     Year Ended      Year Ended    Year Ended
                                             4/30/2001      4/30/2000       4/30/2001      4/30/2000       4/30/2001     4/30/2000
                                              Shares         Shares          Shares         Shares          Shares        Shares
================================================================================================================================
Shares purchased                             2,762,539     4,045,299          132,770      232,818          350,752        250,597
Income dividends reinvested                    280,174       205,607            3,853          842            9,914          6,445
Capital gains reinvested                     1,017,275         -               44,897          -             28,707            -
Shares redeemed                             (2,391,805)   (2,834,370)        (70,172)      (80,023)        (164,043)      (725,217)
__________________________________________________________________________________________________________________________________
Net increase (decrease) in Trust shares   1,668,183     1,416,536         111,348       153,637          225,330       (468,175)
_____________________________________________________________________________________________________________________________

The AAL Balanced Fund

                                                      Class A                        Class B                      Class I
                                            Year Ended     Year Ended      Year Ended     Year Ended      Year Ended    Year Ended
                                             4/30/2001      4/30/2000       4/30/2001      4/30/2000       4/30/2001     4/30/2000
                                              Shares         Shares          Shares         Shares          Shares        Shares
================================================================================================================================
Shares purchased                             5,480,570    10,067,804         351,065        572,465          54,078        131,811
Income dividends reinvested                    662,762       453,027          33,312         20,768           8,505          7,667
Capital gains reinvested                           -             -               -              -               -              -
Shares redeemed                             (3,270,182)   (2,906,737)       (152,412)       (98,557)        (33,394)       (84,052)
__________________________________________________________________________________________________________________________________
Net increase (decrease) in Trust shares   2,873,150     7,614,094         231,965        494,676          29,189         55,426
_____________________________________________________________________________________________________________________________

The AAL Small Cap Index Fund II

                                               Class A               Class B
                                           Period Ended           Period Ended
                                             4/30/2001              4/30/2001
                                              Shares/1/              Shares/1/
==============================================================================
Shares purchased                              1,334,945               148,135
Income dividends reinvested                           -                     -
Capital gains reinvested                         12,224                 1,431
Shares redeemed                                 (24,623)               (3,272)
______________________________________________________________________________
Net increase (decrease) in Trust shares    1,322,546               146,294
_________________________________________________________________________

The AAL Mid Cap Index Fund II

                                               Class A               Class B
                                           Period Ended           Period Ended
                                             4/30/2001              4/30/2001
                                             Shares/1/              Shares/1/
==============================================================================
Shares purchased                              1,788,087               177,209
Income dividends reinvested                        -                     -
Capital gains reinvested                         4,517                    489
Shares redeemed                                (29,587)                  (736)
______________________________________________________________________________
Net increase (decrease) in Trust shares   1,763,017                176,962
_________________________________________________________________________

_________________
/1/ Since Fund inception, July 1, 2000.

The AAL Large Company Index Fund II

                                               Class A              Class B
                                           Period Ended          Period Ended
                                             4/30/2001             4/30/2001
                                             Shares/1/             Shares/1/
=====================================================================================
Shares purchased                              2,609,251              214,948
Income dividends reinvested                        -                    -
Capital gains reinvested                           -                    -
Shares redeemed                               (127,647)                (970)
_____________________________________________________________________________________
Net increase (decrease) in Trust shares   2,481,604              213,978
________________________________________________________________________________

__________________
/1/ Since Fund inception, July 1, 2000.

(F) Forward Currency Contracts

As of April 30, 2001, The AAL International Fund had entered into forward foreign currency contracts, as summarized below, resulting in net unrealized appreciation of $827,099:

                                                                                Unrealized
                 Expiration                       Contract     Market Value    Appreciation/
  Purchased         Date          Quantity         Amount      End of Period  (Depreciation)
==========================================================================================
Japanese Yen       5/2/2001      101,578,168       $830,267        $822,262         $(8,005)
Japanese Yen      5/31/2001      323,342,211      2,634,257       2,626,450          (7,807)
___________________________________________________________________________________________
                                                                                    (15,812)

                                                                                Unrealized
                 Expiration                       Contract     Market Value    Appreciation/
    Sold            Date          Quantity         Amount      End of Period  (Depreciation)
==========================================================================================
EURO               5/2/2001          (50,806)      $(45,724)       $(45,041)           $683
EURO               5/3/2001          (28,317)       (25,251)        (25,104)            147
Japanese Yen       5/7/2001      (69,377,464)      (560,160)       (561,602)         (1,442)
Japanese Yen      5/31/2001   (1,856,414,511)   (15,922,839)    (15,079,316)        843,523
___________________________________________________________________________________________
                                                                                    842,911
___________________________________________________________________________________________
                                                                TOTAL              $827,099

(G) Federal Income Tax Information (Unaudited)

In early 2001, shareholders received information regarding all distributions paid to them by the Funds during calendar year 2000. The Funds hereby designate the following amounts as long-term capital gains:

                 The AAL Small Cap Stock Fund       $18,046,176
                 The AAL Mid Cap Stock Fund          52,351,253
                 The AAL International Fund           5,362,484
                 The AAL Capital Growth Fund        250,845,921
                 The AAL Equity Income Fund          14,251,919

For The AAL Capital Growth Fund, The AAL Equity IncomeFund and The AAL Balanced Fund, the percentage of ordinary income distributions which is eligible for the corporate dividend received deduction for the fiscal year ended April 30, 2001, was 100%, 88.4% and 15.2%, respectively.

During the fiscal year ended April 30, 2001, The AAL International Fund generated $8,079,202 of foreign source income and paid $333,861 of foreign taxes. The Fund elects to pass foreign taxes through to the Fund’s shareholders for their 2001 tax returns. Updated data will be sent with the 2001 Form 1099s to enable shareholders to have information to claim either a foreign tax credit or to take a foreign tax deduction on their 2001 income tax returns.

A Note on Forward-Looking Statements--Unaudited

Except for the historical information contained in the foregoing reports on each of the Funds, the matters discussed in those reports may constitute forward-looking statements that are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include discussion about each portfolio manager’s predictions, assessments, analyses and outlooks for relevant securities and investment markets, market sectors, industries and individual stocks or other investment securities. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of each portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the portfolio managers to capitalize on their forecasts and predictions should they prove true, and the ability of the portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially from the projected results for the Fund, either on an overall basis or on a relative basis as compared to the benchmark index selected for the particular Fund.

Glossary of Investment Terms

* Non income-producing security – A non income-producing security is a security that has not paid a dividend or interest payment in the past fiscal year.

/2/ 144A security – A 144A security is a security that has not been fully registered with the SEC. Because it is not fully registered it is considered an illiquid or restricted security. Once the security is registered, it loses its 144A classification and is no longer restricted. 144A securities are for institutional or accredited investors, such as mutual funds.

Financial Highlights Per Share Information

The AAL Technology Stock Fund

                                                            Period Ended
CLASS A SHARES                                           April 30, 2001 /c/
================================================================================

Net asset value:Beginning of period                             $10.00

Income from Investment Operations
Net investment income (loss)                                    (0.05)
Net realized and unrealized gain (loss) on investments          (4.82)
________________________________________________________________________________
Total from Investment Operations                                (4.87)
________________________________________________________________________________

Less Distributions from:
Net investment income                                                -
Net realized capital gains                                           -
________________________________________________________________________________
Total Distributions                                                  -
________________________________________________________________________________

Net increase (decrease) in net asset value                      (4.87)
________________________________________________________________________________
Net asset value: End of period                                   $5.13
________________________________________________________________________________

Total return /b/                                              (48.70)%
Net assets, end of period (in millions)                          $27.8
Ratio of expenses to average net assets /a/                      2.40%
Ratio of net investment income (loss) to average net assets /a/(1.70)%
Portfolio turnover rate                                         44.23%
________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                        2.40%
Ratio of net investment income (loss) to average net assets /a/  (1.71)%

                                                            Period Ended
CLASS B SHARES                                           April 30, 2001 /c/
================================================================================

Net asset value:Beginning of period                             $10.00

Income from Investment Operations
Net investment income (loss)                                    (0.09)
Net realized and unrealized gain (loss) on investments          (4.81)
________________________________________________________________________________
Total from Investment Operations                                (4.90)
________________________________________________________________________________

Less Distributions from:
Net investment income                                                -
Net realized capital gains                                           -
________________________________________________________________________________
Total Distributions                                                  -
________________________________________________________________________________

Net increase (decrease) in net asset value                      (4.90)
________________________________________________________________________________
Net asset value: End of period                                   $5.10
________________________________________________________________________________

Total return /b/                                              (49.00)%
Net assets, end of period (in millions)                           $2.6
Ratio of expenses to average net assets /a/                      3.40%
Ratio of net investment income (loss) to average net assets /a/(2.68)%
Portfolio turnover rate                                         44.23%
________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      3.41%
Ratio of net investment income (loss) to average net assets /a/(2.69)%

The preceding notes to the financial statements are an integral part of this schedule.

                                                            Period Ended
CLASS I SHARES                                           April 30, 2001 /c/
================================================================================

Net asset value:Beginning of period                             $10.00

Income from Investment Operations
Net investment income (loss)                                    (0.02)
Net realized and unrealized gain (loss) on investments          (4.79)
________________________________________________________________________________
Total from Investment Operations                                (4.81)
________________________________________________________________________________

Less Distributions from:
Net investment income                                                -
Net realized capital gains                                           -
________________________________________________________________________________
Total Distributions                                                  -
________________________________________________________________________________

Net increase (decrease) in net asset value                      (4.81)
________________________________________________________________________________
Net asset value: End of period                                   $5.19
________________________________________________________________________________

Total return /b/                                              (48.10)%
Net assets, end of period (in millions)                           $9.3
Ratio of expenses to average net assets /a/                      1.32%
Ratio of net investment income (loss) to average net assets /a/(0.59)%
Portfolio turnover rate                                         44.23%
________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      1.33%
Ratio of net investment income (loss) to average net assets /a/(0.60)%

________________
/a/ Calculated on an annualized basis.
/b/ Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
/c/ Since Fund inception, July 1, 2000.

The AAL Aggressive Growth Fund

                                                            Period Ended
CLASS A SHARES                                           April 30, 2001 /c/
================================================================================

Net asset value:Beginning of period                             $10.00

Income from Investment Operations
Net investment income (loss)                                    (0.02)
Net realized and unrealized gain (loss) on investments          (3.28)
________________________________________________________________________________
Total from Investment Operations                                (3.30)
________________________________________________________________________________

Less Distributions from:
Net investment income                                                -
Net realized capital gains                                           -
________________________________________________________________________________
Total Distributions                                                  -
________________________________________________________________________________

Net increase (decrease) in net asset value                      (3.30)
________________________________________________________________________________
Net asset value: End of period                                   $6.70
________________________________________________________________________________

Total return /b/                                              (33.00)%
Net assets, end of period (in millions)                          $35.3
Ratio of expenses to average net assets /a/                      2.12%
Ratio of net investment income (loss) to average net assets /a/(0.51)%
Portfolio turnover rate                                         69.62%
________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      2.12%
Ratio of net investment income (loss) to average net assets /a/(0.51)%

                                                            Period Ended
CLASS B SHARES                                           April 30, 2001 /c/
================================================================================

Net asset value:Beginning of period                             $10.00

Income from Investment Operations
Net investment income (loss)                                    (0.06)
Net realized and unrealized gain (loss) on investments          (3.29)
________________________________________________________________________________
Total from Investment Operations                                (3.35)
________________________________________________________________________________

Less Distributions from:
Net investment income                                                -
Net realized capital gains                                           -
________________________________________________________________________________
Total Distributions                                                  -
________________________________________________________________________________

Net increase (decrease) in net asset value                      (3.35)
________________________________________________________________________________
Net asset value: End of period                                   $6.65
________________________________________________________________________________

Total return /b/                                              (33.50)%
Net assets, end of period (in millions)                           $3.0
Ratio of expenses to average net assets /a/                      3.32%
Ratio of net investment income (loss) to average net assets /a/(1.62)%
Portfolio turnover rate                                         69.62%
________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                        3.32%
Ratio of net investment income (loss) to average net assets /a/  (1.62)%

                                                            Period Ended
CLASS I SHARES                                           April 30, 2001 /c/
================================================================================

Net asset value:Beginning of period                             $10.00

Income from Investment Operations
Net investment income (loss)                                      0.03
Net realized and unrealized gain (loss) on investments          (3.26)
________________________________________________________________________________
Total from Investment Operations                                (3.23)
________________________________________________________________________________

Less Distributions from:
Net investment income                                                -
Net realized capital gains                                           -
________________________________________________________________________________
Total Distributions                                                  -
________________________________________________________________________________

Net increase (decrease) in net asset value                      (3.23)
________________________________________________________________________________
Net asset value: End of period                                   $6.77
________________________________________________________________________________

Total return /b/                                              (32.30)%
Net assets, end of period (in millions)                           $8.2
Ratio of expenses to average net assets /a/                      1.17%
Ratio of net investment income (loss) to average net assets /a/  0.60%
Portfolio turnover rate                                         69.62%
________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      1.17%
Ratio of net investment income (loss) to average net assets /a/  0.60%

__________________
/a/ Calculated on an annualized basis.
/b/ Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
/c/ Since Fund inception, July 1, 2000.

The AAL Small Cap Stock Fund

                                                                           Year Ended April 30,                 Period Ended
CLASS A SHARES                                                    2001         2000        1999        1998   April 30, 1997/c/
============================================================================================================================

Net asset value: Beginning of period                            $14.60       $10.89       $13.84       $9.84        $10.00

Income from Investment Operations
Net investment income (loss)                                    (0.06)       (0.08)       (0.12)      (0.10)        (0.06)
Net realized and unrealized gain (loss) on investments           1.05         3.79        (2.51)       4.73          0.17
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                 0.99         3.71        (2.63)       4.63          0.11
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                             -            -            -           -              -
Net realized capital gains                                      (2.20)         -          (0.32)      (0.63)        (0.27)
_____________________________________________________________________________________________________________________________
Total Distributions                                             (2.20)         -          (0.32)      (0.63)        (0.27)
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                      (1.21)        3.71        (2.95)       4.00         (0.16)
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $13.39      $14.60       $10.89      $13.84         $9.84
_____________________________________________________________________________________________________________________________

Total return /b/                                                 7.77%       34.07%     (18.97)%      47.97%        (0.78)%
Net assets, end of period (in millions)                         $258.6       $191.3       $116.0      $120.3         $44.5
Ratio of expenses to average net assets /a/                      1.40%        1.53%        1.82%       1.71%         2.06%
Ratio of net investment income (loss) to average net assets /a/(0.54)%      (0.72)%      (1.15)%     (1.05)%        (1.20)%
Portfolio turnover rate                                        122.93%      147.01%      112.96%     105.60%        138.50%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      1.41%        1.65%        1.82%       1.71%         2.06%
Ratio of net investment income (loss) to average net assets /a/(0.54)%      (0.85)%      (1.15)%     (1.05)%        (1.20)%

                                                                            Year Ended April 30,                Period Ended
CLASS B SHARES                                                   2001          2000        1999       1998    April 30, 1997/d/
============================================================================================================================

Net asset value: Beginning of period                            $14.24       $10.74       $13.73      $9.81         $11.17

Income from Investment Operations
Net investment income (loss)                                    (0.18)       (0.19)       (0.22)     (0.16)         (0.03)
Net realized and unrealized gain (loss) on investments           1.00         3.69        (2.50)      4.67          (1.33)
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                 0.82         3.50        (2.72)      4.51          (1.36)
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                             -            -            -          -              -
Net realized capital gains                                      (2.20)         -          (0.27)     (0.59)           -
_____________________________________________________________________________________________________________________________
Total Distributions                                             (2.20)         -          (0.27)     (0.59)           -
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                      (1.38)        3.50        (2.99)      3.92          (1.36)
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $12.86      $14.24       $10.74     $13.73          $9.81
_____________________________________________________________________________________________________________________________

Total return /b/                                                 6.72%       32.71%     (19.85)%     46.86%        (12.18)%
Net assets, end of period (in millions)                          $31.2        $24.6        $15.8      $14.4          $3.4
Ratio of expenses to average net assets /a/                      2.39%        2.56%        2.89%      2.60%          3.20%
Ratio of net investment income (loss) to average net assets /a/(1.52)%      (1.76)%      (2.22)%    (1.94)%         (2.39)%
Portfolio turnover rate                                        122.93%      147.01%      112.96%    105.60%         138.50%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      2.40%        2.68%        2.89%      2.60%          3.21%
Ratio of net investment income (loss) to average net assets /a/(1.53)%      (1.88)%      (2.22)%    (1.94)%         (2.40)%

                                                                      Year Ended April 30,          Period Ended
CLASS I SHARES                                                   2001          2000       1999     April 30, 1998/e/
===================================================================================================================

Net asset value: Beginning of period                            $14.80       $10.95       $13.87       $12.45

Income from Investment Operations
Net investment income (loss)                                      0.01        0.01        (0.04)       (0.01)
Net realized and unrealized gain (loss) on investments           1.10         3.84        (2.52)        1.43
___________________________________________________________________________________________________________________
Total from Investment Operations                                 1.11         3.85        (2.56)        1.42
___________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                             -            -            -             -
Net realized capital gains                                      (2.20)         -          (0.36)          -
___________________________________________________________________________________________________________________
Total Distributions                                             (2.20)         -          (0.36)          -
___________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                      (1.09)        3.85        (2.92)        1.42
___________________________________________________________________________________________________________________
Net asset value: End of period                                  $13.71      $14.80       $10.95       $13.87
___________________________________________________________________________________________________________________

Total return /b/                                                 8.53%       35.16%     (18.41)%       11.41%
Net assets, end of period (in millions)                           $3.8         $1.0         $0.8         $0.4
Ratio of expenses to average net assets /a/                      0.78%        0.72%        1.08%        1.19%
Ratio of net investment income (loss) to average net assets /a/  0.11%        0.08%      (0.40)%      (0.39)%
Portfolio turnover rate                                        122.93%      147.01%      112.96%      105.60%
_____________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      0.78%        0.84%        1.08%        1.19%
Ratio of net investment income (loss) to average net assets /a/  0.10%      (0.04)%      (0.40)%      (0.39)%

___________________

/a/ Calculated on an annualized basis
. /b/ Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
/c/ Since Fund inception, July 1, 1996.
/d/ Since Fund inception, January 8, 1997.
/e/ Since Fund inception, December 29, 1997.

The AAL Mid Cap Stock Fund

                                                                                       Year Ended April 30,
CLASS A SHARES                                                   2001         2000         1999         1998         1997
============================================================================================================================

Net asset value: Beginning of period                            $16.73       $13.89       $15.93       $12.71       $17.11

Income from Investment Operations
Net investment income (loss)                                      -            -          (0.04)       (0.04)       (0.12)
Net realized and unrealized gain (loss) on investments           1.19         3.67        (1.25)        4.75        (1.63)
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                 1.19         3.67        (1.29)        4.71        (1.75)
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                             -            -            -            -             -
Net realized capital gains                                      (3.19)       (0.83)       (0.75)       (1.49)       (2.65)
_____________________________________________________________________________________________________________________________
Total Distributions                                             (3.19)       (0.83)       (0.75)       (1.49)       (2.65)
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                      (2.00)        2.84        (2.04)        3.22        (4.40)
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $14.73      $16.73       $13.89       $15.93        $12.71
_____________________________________________________________________________________________________________________________

Total return /b/                                                 7.26%       27.29%      (7.62)%       38.73%      (11.08)%
Net assets, end of period (in millions)                         $883.2       $759.0       $584.9       $671.5       $461.7
Ratio of expenses to average net assets /a/                      1.16%        1.14%        1.37%        1.30%        1.35%
Ratio of net investment income (loss) to average net assets /a/  0.02%      (0.02)%      (0.28)%      (0.27)%       (0.94)%
Portfolio turnover rate                                        144.33%      142.26%      125.94%      104.73%       112.60%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      1.17%        1.24%        1.37%        1.30%        1.35%
Ratio of net investment income (loss) to average net assets /a/  0.01%      (0.12)%      (0.28)%      (0.27)%       (0.94)%

                                                                            Year Ended April 30,              Period Ended
CLASS B SHARES                                                   2001         2000         1999        1998   April 30, 1997/c/
============================================================================================================================

Net asset value: Beginning of period                            $16.20       $13.64       $15.78       $12.69       $13.67

Income from Investment Operations
Net investment income (loss)                                    (0.12)       (0.17)       (0.17)       (0.12)       (0.03)
Net realized and unrealized gain (loss) on investments           1.11         3.56        (1.27)        4.65        (0.95)
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                 0.99         3.39        (1.44)        4.53        (0.98)
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                             -            -            -            -            -
Net realized capital gains                                      (3.19)       (0.83)       (0.70)       (1.44)         -
_____________________________________________________________________________________________________________________________
Total Distributions                                             (3.19)       (0.83)       (0.70)       (1.44)         -
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                      (2.20)        2.56        (2.14)        3.09        (0.98)
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $14.00      $16.20       $13.64       $15.78        $12.69
_____________________________________________________________________________________________________________________________

Total return /b/                                                 6.18%       25.71%      (8.70)%       37.41%       (7.17)%
Net assets, end of period (in millions)                          $36.4        $26.9        $17.0        $13.6        $3.3
Ratio of expenses to average net assets /a/                      2.19%        2.46%        2.56%        2.33%        2.29%
Ratio of net investment income (loss) to average net assets /a/(1.01)%      (1.33)%      (1.46)%      (1.30)%       (1.41)%
Portfolio turnover rate                                        144.33%      142.26%      125.94%      104.73%       112.60%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      2.20%        2.55%        2.56%        2.33%        2.29%
Ratio of net investment income (loss) to average net assets /a/(1.01)%      (1.43)%      (1.46)%      (1.30)%       (1.41)%

                                                                       Year Ended April 30,          Period Ended
CLASS I SHARES                                                   2001          2000        1999     April 30, 1998/d/
============================================================================================================================

Net asset value: Beginning of period                            $16.89       $13.94       $15.96       $14.40

Income from Investment Operations
Net investment income (loss)                                      0.07        0.05         0.02          -
Net realized and unrealized gain (loss) on investments           1.21         3.73        (1.25)        1.56
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                  1.28        3.78        (1.23)        1.56
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                             -            -            -            -
Net realized capital gains                                      (3.19)       (0.83)       (0.79)         -
_____________________________________________________________________________________________________________________________
Total Distributions                                             (3.19)       (0.83)       (0.79)         -
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                      (1.91)        2.95        (2.02)        1.56
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $14.98      $16.89       $13.94       $15.96
_____________________________________________________________________________________________________________________________

Total return /b/                                                 7.68%       28.00%      (7.17)%       10.83%
Net assets, end of period (in millions)                          $24.3        $16.5         $6.4         $1.2
Ratio of expenses to average net assets /a/                      0.68%        0.62%        0.85%        0.86%
Ratio of net investment income (loss) to average net assets /a/  0.50%        0.51%        0.33%        0.18%
Portfolio turnover rate                                        144.33%      142.26%      125.94%      104.73%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      0.69%        0.71%        0.85%        0.86%
Ratio of net investment income (loss) to average net assets /a/  0.50%        0.41%        0.37%        0.18%

___________________

/a/ Calculated on an annualized basis
. /b/ Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
/c/ Since Fund inception, January 8, 1997.
/d/ Since Fund inception, December 29, 1997.

The AAL International Fund

                                                                                    Year Ended April 30,
CLASS A SHARES                                                   2001          2000         1999         1998        1997
============================================================================================================================
Net asset value: Beginning of period                            $14.06       $11.35       $11.15       $11.37       $11.08

Income from Investment Operations
Net investment income (loss)                                      0.25         -           0.08         0.17         0.01
Net realized and unrealized gain (loss) on investment           (3.24)        2.71         0.65         0.56         0.68
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                (2.99)        2.71         0.73         0.73         0.69
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                           (0.24)         -          (0.44)       (0.37)       (0.34)
Net realized capital gains                                      (0.27)         -          (0.09)       (0.58)       (0.06)
_____________________________________________________________________________________________________________________________
Total Distributions                                             (0.51)         -          (0.53)       (0.95)       (0.40)
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                      (3.50)        2.71         0.20        (0.22)        0.29
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $10.56      $14.06       $11.35       $11.15        $11.37
_____________________________________________________________________________________________________________________________

Total return /b/                                              (21.61)%       23.91%        6.82%        7.34%        6.32%
Net assets, end of period (in millions)                         $190.6       $226.7       $146.9       $144.2       $116.2
Ratio of expenses to average net assets /a/                      1.38%        1.36%        1.74%        1.91%        2.10%
Ratio of net investment income (loss) to average net assets /a/  2.06%      (0.01)%        0.64%        1.36%        0.88%
Portfolio turnover rate                                         37.66%       43.59%      100.90%       19.90%       12.95%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      1.38%        1.41%        1.74%        1.91%        2.10%
Ratio of net investment income (loss) to average net assets /a/  2.06%      (0.07)%        0.64%        1.36%        0.88%

                                                                              Year Ended April 30,              Period Ended
CLASS B SHARES                                                   2001          2000        1999         1998   April 30, 1997/c/
============================================================================================================================

Net asset value: Beginning of period                            $13.75       $11.23       $11.05       $11.34       $10.98

Income from Investment Operations
Net investment income (loss)                                      0.10       (0.13)       (0.03)        0.13          -
Net realized and unrealized gain (loss) on investments          (3.17)        2.65         0.64         0.49         0.36
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                (3.07)        2.52         0.61         0.62         0.36
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                           (0.02)         -          (0.34)       (0.33)         -
Net realized capital gains                                      (0.27)         -          (0.09)       (0.58)         -
_____________________________________________________________________________________________________________________________
Total Distributions                                             (0.29)         -          (0.43)       (0.91)         -
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                      (3.36)        2.52         0.18        (0.29)        0.36
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $10.39      $13.75       $11.23       $11.05        $11.34
_____________________________________________________________________________________________________________________________

Total return /b/                                              (22.56)%       22.44%        5.72%        6.30%        3.28%
Net assets, end of period (in millions)                          $13.7        $15.6         $9.8         $7.9        $2.6
Ratio of expenses to average net assets /a/                      2.53%        2.53%        2.85%        2.90%        2.94%
Ratio of net investment income (loss) to average net assets /a/  0.88%      (1.19)%      (0.52)%        0.34%       (0.03)%
Portfolio turnover rate                                         37.66%       43.59%      100.90%       19.90%       12.95%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      2.53%        2.59%        2.85%        2.90%        2.94%
Ratio of net investment income (loss) to average net assets /a/  0.88%      (1.25)%      (0.52)%        0.34%       (0.03)%

                                                                       Year Ended April 30,          Period Ended
CLASS I SHARES                                                   2001          2000        1999     April 30, 1998/d/
============================================================================================================================
Net asset value: Beginning of period                            $14.15       $11.37       $11.17       $10.11

Income from Investment Operations
Net investment income (loss)                                      0.26        0.08         0.15         0.03
Net realized and unrealized gain (loss) on investments          (3.20)        2.73         0.65         1.03
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                (2.94)        2.81         0.80         1.06
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                           (0.31)       (0.03)       (0.51)         -
Net realized capital gains                                      (0.27)         -          (0.09)         -
_____________________________________________________________________________________________________________________________
Total Distributions                                             (0.58)       (0.03)       (0.60)         -
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                      (3.52)        2.78         0.20         1.06
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $10.63      $14.15       $11.37       $11.17
_____________________________________________________________________________________________________________________________

Total return /b/                                              (21.12)%       24.69%        7.49%       10.48%
Net assets, end of period (in millions)                           $3.3         $2.8         $1.9         $0.5
Ratio of expenses to average net assets /a/                      0.75%        0.73%        1.09%        1.19%
Ratio of net investment income (loss) to average net assets /a/  2.42%        0.61%        1.10%        2.38%
Portfolio turnover rate                                         37.66%       43.59%      100.90%       19.90%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      0.75%        0.79%        1.09%        1.19%
Ratio of net investment income (loss) to average net assets /a/  2.42%        0.55%        1.10%        2.38%

___________________

/a/ Calculated on an annualized basis
. /b/ Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
/c/ Since Fund inception, January 8, 1997.
/d/ Since Fund inception, December 29, 1997.

The AAL Capital Growth Fund

                                                                                      Year Ended April 30,
CLASS A SHARES                                                   2001         2000         1999          1998        1997
============================================================================================================================

Net asset value: Beginning of period                            $38.67       $35.87       $29.64       $21.50       $18.79

Income from Investment Operations
Net investment income (loss)                                      0.19        0.13         0.09         0.10         0.13
Net realized and unrealized gain (loss) on investments          (1.74)        3.19         6.69         9.26         3.68
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                (1.55)        3.32         6.78         9.36         3.81
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                           (0.16)       (0.09)       (0.09)       (0.08)       (0.15)
Net realized capital gains                                      (2.14)       (0.43)       (0.46)       (1.14)       (0.95)
_____________________________________________________________________________________________________________________________
Total Distributions                                             (2.30)       (0.52)       (0.55)       (1.22)       (1.10)
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                      (3.85)        2.80         6.23         8.14         2.71
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $34.82      $38.67       $35.87       $29.64        $21.50
_____________________________________________________________________________________________________________________________

Total return /b/                                              _(4.19)%        9.28%       23.20%       44.48%       20.55%
Net assets, end of period (in millions)                       $3,912.5     $4,115.1     $3,594.5     $2,766.7      $1,794.4
Ratio of expenses to average net assets /a/                      0.91%        0.90%        0.97%        0.98%        1.06%
Ratio of net investment income (loss) to average net assets /a/  0.52%        0.35%        0.30%        0.39%        0.62%
Portfolio turnover rate                                         12.91%        7.50%        8.74%       17.96%       24.30%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      0.91%        0.92%        0.97%        0.98%        1.06%
Ratio of net investment income (loss) to average net assets /a/  0.52%        0.33%        0.30%        0.39%        0.62%

                                                                            Year Ended April 30,                 Period Ended
CLASS B SHARES                                                    2001         2000        1999         1998  April 30, 1997/c/
============================================================================================================================

Net asset value: Beginning of period                            $37.71       $35.29       $29.38       $21.45       $20.66

Income from Investment Operations
Net investment income (loss)                                    (0.15)       (0.22)       (0.19)        0.04        (0.01)
Net realized and unrealized gain (loss) on investments          (1.71)        3.07         6.56         9.06         0.80
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                (1.86)        2.85         6.37         9.10         0.79
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                             -            -            -          (0.03)         -
Net realized capital gains                                      (2.14)       (0.43)       (0.46)       (1.14)         -
_____________________________________________________________________________________________________________________________
Total Distributions                                             (2.14)       (0.43)       (0.46)       (1.17)         -
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                      (4.00)        2.42         5.91         7.93         0.79
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $33.71      $37.71       $35.29       $29.38        $21.45
_____________________________________________________________________________________________________________________________

Total return /b/                                               (5.14)%        8.09%       21.94%       43.25%        3.82%
Net assets, end of period (in millions)                         $154.1       $148.6       $107.6        $54.9        $11.0
Ratio of expenses to average net assets /a/                      1.88%        1.95%        1.99%        1.90%        1.89%
Ratio of net investment income (loss) to average net assets /a/(0.44)%      (0.69)%      (0.74)%      (0.58)%       (0.39)%
Portfolio turnover rate                                         12.91%        7.50%        8.74%       17.96%       24.30%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      1.88%        1.96%        1.99%        1.90%        1.89%
Ratio of net investment income (loss) to average net assets /a/(0.44)%      (0.71)%      (0.74)%      (0.58)%       (0.39)%

                                                                         Year Ended April 30,         Period Ended
CLASS I SHARES                                                   2001          2000         1999    April 30, 1998/d/
============================================================================================================================

Net asset value: Beginning of period                            $38.72       $35.89       $29.67       $26.05

Income from Investment Operations
Net investment income (loss)                                      0.33        0.27         0.21         0.02
Net realized and unrealized gain (loss) on investments          (1.73)        3.20         6.67         3.60
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                (1.40)        3.47         6.88         3.62
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                           (0.30)       (0.21)       (0.20)         -
Net realized capital gains                                      (2.14)       (0.43)       (0.46)         -
_____________________________________________________________________________________________________________________________
Total Distributions                                             (2.44)       (0.64)       (0.66)         -
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                      (3.84)        2.83         6.22         3.62
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $34.88      $38.72       $35.89       $29.67
_____________________________________________________________________________________________________________________________

Total return /b/                                               (3.82)%        9.70%       23.55%       13.90%
Net assets, end of period (in millions)                          $91.8        $82.8        $46.9         $3.0
Ratio of expenses to average net assets /a/                      0.54%        0.52%        0.60%        0.58%
Ratio of net investment income (loss) to average net assets /a/  0.90%        0.73%        0.62%        0.52%
Portfolio turnover rate                                         12.91%        7.50%        8.74%       17.96%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      0.54%        0.54%        0.60%        0.58%
Ratio of net investment income (loss) to average net assets /a/  0.90%        0.72%        0.62%        0.52%

___________________

/a/ Calculated on an annualized basis
. /b/ Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
/c/ Since Fund inception, January 8, 1997.
/d/ Since Fund inception, December 29, 1997.

The AAL Equity Income Fund

                                                                                       Year Ended April 30,
CLASS A SHARES                                                    2001        2000          1999         1998        1997
============================================================================================================================

Net asset value: Beginning of period                            $14.40       $14.68       $14.31       $11.34       $10.90

Income from Investment Operations
Net investment income (loss)                                      0.21        0.18         0.16         0.27         0.39
Net realized and unrealized gain (loss) on investments            0.94       (0.30)        1.17         3.44         0.46
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                  1.15       (0.12)        1.33         3.71         0.85
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                           (0.21)       (0.16)       (0.17)       (0.29)       (0.41)
Net realized capital gains                                      (0.77)         -          (0.79)       (0.45)          -
_____________________________________________________________________________________________________________________________
Total Distributions                                             (0.98)       (0.16)       (0.96)       (0.74)       (0.41)
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                       0.17        (0.28)        0.37         2.97         0.44
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $14.57      $14.40       $14.68       $14.31        $11.34
_____________________________________________________________________________________________________________________________

Total return /b/                                                 8.26%      (0.80)%       10.08%       33.50%        7.88%
Net assets, end of period (in millions)                         $305.1       $277.6       $262.2       $197.7       $134.2
Ratio of expenses to average net assets /a/                      0.96%        0.92%        1.05%        1.11%        1.15%
Ratio of net investment income (loss) to average net assets /a/  1.48%        1.24%        1.22%        2.17%        3.57%
Portfolio turnover rate                                         26.38%       26.93%       13.35%       64.00%        5.14%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      0.96%        0.98%        1.05%        1.11%        1.15%
Ratio of net investment income (loss) to average net assets /a/  1.47%        1.18%        1.22%        2.17%        3.57%

                                                                             Year Ended April 30,               Period Ended
CLASS B SHARES                                                   2001          2000          1999      1998   April 30, 1997/c/
============================================================================================================================

Net asset value: Beginning of period                            $14.38       $14.66       $14.31       $11.37       $11.40

Income from Investment Operations
Net investment income (loss)                                      0.06        0.02         0.02         0.19         0.05
Net realized and unrealized gain (loss) on investments            0.93       (0.28)        1.17         3.41        (0.06)
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                  0.99       (0.26)        1.19         3.60        (0.01)
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                           (0.06)       (0.02)       (0.05)       (0.21)       (0.02)
Net realized capital gains                                      (0.77)         -          (0.79)       (0.45)         -
_____________________________________________________________________________________________________________________________
Total Distributions                                             (0.83)       (0.02)       (0.84)       (0.66)       (0.02)
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                       0.16        (0.28)        0.35         2.94        (0.03)
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $14.54      $14.38       $14.66       $14.31        $11.37
_____________________________________________________________________________________________________________________________

Total return /b/                                                 7.12%      (1.80)%        8.97%       32.42%       (0.04)%
Net assets, end of period (in millions)                          $13.4        $11.6         $9.6         $3.8        $0.5
Ratio of expenses to average net assets /a/                      1.98%        1.99%        2.09%        2.04%        1.99%
Ratio of net investment income (loss) to average net assets /a/  0.45%        0.17%        0.16%        0.96%        2.36%
Portfolio turnover rate                                         26.38%       26.93%       13.35%       64.00%        5.14%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      1.98%        2.05%        2.09%        2.04%        1.99%
Ratio of net investment income (loss) to average net assets /a/  0.45%        0.11%        0.16%        0.96%        2.36%

                                                                       Year Ended April 30,          Period Ended
CLASS I SHARES                                                    2001         2000        1999    April 30, 1998/d/
============================================================================================================================

Net asset value: Beginning of period                            $14.43       $14.70       $14.32       $13.14

Income from Investment Operations
Net investment income (loss)                                      0.27        0.31         0.21         0.08
Net realized and unrealized gain (loss) on investments            0.93       (0.35)        1.19         1.16
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                  1.20       (0.04)        1.40         1.24
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                           (0.27)       (0.23)       (0.23)       (0.06)
Net realized capital gains                                      (0.77)         -          (0.79)         -
_____________________________________________________________________________________________________________________________
Total Distributions                                             (1.04)       (0.23)       (1.02)       (0.06)
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                       0.16        (0.27)        0.38         1.18
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $14.59      $14.43       $14.70       $14.32
_____________________________________________________________________________________________________________________________

Total return /b/                                                 8.64%      (0.29)%       10.62%        9.34%
Net assets, end of period (in millions)                           $9.5         $6.2        $13.2         $7.1
Ratio of expenses to average net assets /a/                      0.51%        0.46%        0.60%        0.68%
Ratio of net investment income (loss) to average net assets /a/  1.94%        1.71%        1.65%        2.10%
Portfolio turnover rate                                         26.38%       26.93%       13.35%       64.00%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      0.51%        0.52%        0.60%        0.68%
Ratio of net investment income (loss) to average net assets /a/  1.94%        1.65%        1.65%        2.10%

___________________

/a/ Calculated on an annualized basis
. /b/ Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
/c/ Since Fund inception, January 8, 1997.
/d/ Since Fund inception, December 29, 1997.

The AAL Balanced Fund

                                                                        Year Ended April 30,         Period Ended
CLASS A SHARES                                                    2001         2000         1999   April 30, 1998/c/
============================================================================================================================

Net asset value: Beginning of period                            $12.41       $12.15       $10.81       $10.00

Income from Investment Operations
Net investment income (loss)                                      0.38        0.32         0.21         0.04
Net realized and unrealized gain (loss) on investments            -           0.25         1.34         0.80
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                  0.38        0.57         1.55         0.84
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                           (0.38)       (0.31)       (0.20)       (0.03)
Net realized capital gains                                        -            -          (0.01)         -
_____________________________________________________________________________________________________________________________
Total Distributions                                             (0.38)       (0.31)       (0.21)       (0.03)
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                        0.00        0.26         1.34         0.81
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $12.41      $12.41       $12.15       $10.81
_____________________________________________________________________________________________________________________________

Total return /b/                                                 3.10%        4.78%       14.45%        8.37%
Net assets, end of period (in millions)                         $291.7       $256.1       $158.3        $27.7
Ratio of expenses to average net assets /a/                      0.98%        1.09%        1.15%        1.37%
Ratio of net investment income (loss) to average net assets /a/  3.07%        2.76%        2.26%        2.19%
Portfolio turnover rate                                         82.59%       64.58%      213.46%       11.52%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      1.02%        1.14%        1.23%        1.63%
Ratio of net investment income (loss) to average net assets /a/  3.03%        2.72%        2.17%        1.93%

                                                                        Year Ended April 30,        Period Ended
CLASS B SHARES                                                    2001         2000         1999   April 30, 1998/c/
============================================================================================================================

Net asset value:Beginning of period                             $12.35       $12.10       $10.79       $10.00

Income from Investment Operations
Net investment income (loss)                                      0.26        0.21         0.14         0.03
Net realized and unrealized gain (loss) on investments               -        0.24         1.31         0.78
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                  0.26        0.45         1.45         0.81
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                           (0.26)       (0.20)       (0.13)       (0.02)
Net realized capital gains                                        -            -          (0.01)         -
_____________________________________________________________________________________________________________________________
Total Distributions                                             (0.26)       (0.20)       (0.14)       (0.02)
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                        0.00        0.25         1.31         0.79
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $12.35      $12.35       $12.10       $10.79
_____________________________________________________________________________________________________________________________

Total return /b/                                                 2.13%        3.74%       13.47%        8.10%
Net assets, end of period (in millions)                          $21.1        $18.2        $11.9         $2.3
Ratio of expenses to average net assets /a/                      1.94%        2.03%        1.98%        2.11%
Ratio of net investment income (loss) to average net assets /a/  2.11%        1.82%        1.42%        1.45%
Portfolio turnover rate                                         82.59%       64.58%      213.46%       11.52%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      1.98%        2.08%        2.18%        2.50%
Ratio of net investment income (loss) to average net assets /a/  2.07%        1.77%        1.22%        1.06%

                                                                        Year Ended April 30,         Period Ended
CLASS I SHARES                                                    2001         2000         1999   April 30, 1998/c/
============================================================================================================================

Net asset value:Beginning of period                             $12.40       $12.13       $10.79       $10.00

Income from Investment Operations
Net investment income (loss)                                      0.42        0.39         0.23         0.04
Net realized and unrealized gain (loss) on investments               -        0.25         1.35         0.78
_____________________________________________________________________________________________________________________________
Total from Investment Operations                                  0.42        0.64         1.58         0.82
_____________________________________________________________________________________________________________________________

Less Distributions from:
Net investment income                                           (0.43)       (0.37)       (0.23)       (0.03)
Net realized capital gains                                        -            -          (0.01)         -
_____________________________________________________________________________________________________________________________
Total Distributions                                             (0.43)       (0.37)       (0.24)       (0.03)
_____________________________________________________________________________________________________________________________

Net increase (decrease) in net asset value                      (0.01)        0.27         1.34         0.79
_____________________________________________________________________________________________________________________________
Net asset value: End of period                                  $12.39      $12.40       $12.13       $10.79
_____________________________________________________________________________________________________________________________

Total return /b/                                                 3.50%        5.33%       14.73%        8.17%
Net assets, end of period (in millions)                           $3.4         $3.0         $2.3         $1.1
Ratio of expenses to average net assets /a/                      0.59%        0.60%        0.88%        1.95%
Ratio of net investment income (loss) to average net assets /a/  3.46%        3.25%        2.50%        1.73%
Portfolio turnover rate                                         82.59%       64.58%      213.46%       11.52%
_____________________________________________________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      0.63%        0.64%        0.88%        1.95%
Ratio of net investment income (loss) to average net assets /a/  3.43%        3.20%        2.50%        1.73%

___________________

/a/ Calculated on an annualized basis
. /b/ Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
/c/ Since Fund inception, December 29, 1997.

The AAL Small Cap Index Fund II

                                                            Period Ended
CLASS A SHARES                                           April 30, 2001 /c/
================================================================================

Net asset value: Beginning of period                            $10.00

Income from Investment Operations
Net investment income (loss)                                    (0.07)
Net realized and unrealized gain (loss) on investments           0.21
________________________________________________________________________________
Total from Investment Operations                                 0.14
________________________________________________________________________________

Less Distributions from:
Net investment income                                             -
Net realized capital gains                                      (0.11)
________________________________________________________________________________
Total Distributions                                             (0.11)
________________________________________________________________________________

Net increase (decrease) in net asset value                       0.03
________________________________________________________________________________
Net asset value: End of period                                 $10.03
________________________________________________________________________________

Total return /b/                                                 1.43%
Net assets, end of period (in millions)                          $13.3
Ratio of expenses to average net assets /a/                      1.86%
Ratio of net investment income (loss) to average net assets /a/(1.03)%
Portfolio turnover rate                                         35.94%
________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      1.86%
Ratio of net investment income (loss) to average net assets /a/(1.03)%

                                                            Period Ended
CLASS B SHARES                                           April 30, 2001 /c/
================================================================================

Net asset value: Beginning of period                            $10.00

Income from Investment Operations
Net investment income (loss)                                    (0.13)
Net realized and unrealized gain (loss) on investments           0.21
________________________________________________________________________________
Total from Investment Operations                                 0.08
________________________________________________________________________________

Less Distributions from:
Net investment income                                             -
Net realized capital gains                                      (0.11)
________________________________________________________________________________
Total Distributions                                             (0.11)
________________________________________________________________________________

Net increase (decrease) in net asset value                      (0.03)
________________________________________________________________________________
Net asset value: End of period                                  $9.97
________________________________________________________________________________

Total return /b/                                                 0.73%
Net assets, end of period (in millions)                           $1.5
Ratio of expenses to average net assets /a/                      2.67%
Ratio of net investment income (loss) to average net assets /a/(1.84)%
Portfolio turnover rate                                         35.94%
________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      2.67%
Ratio of net investment income (loss) to average net assets /a/(1.84)%

___________________

/a/ Calculated on an annualized basis
. /b/ Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
/c/ Since Fund inception, July 1, 2000.

The AAL Mid Cap Index Fund II

                                                           Period Ended
CLASS A SHARES                                           April 30, 2001 /c/
================================================================================

Net asset value:Beginning of period                             $10.00

Income from Investment Operations
Net investment income (loss)                                    (0.04)
Net realized and unrealized gain (loss) on investments           0.31
________________________________________________________________________________
Total from Investment Operations                                 0.27
________________________________________________________________________________

Less Distributions from:
Net investment income                                             -
Net realized capital gains                                      (0.03)
________________________________________________________________________________
Total Distributions                                             (0.03)
________________________________________________________________________________

Net increase (decrease) in net asset value                       0.24
________________________________________________________________________________
Net asset value: End of period                                 $10.24
________________________________________________________________________________

Total return /b/                                                 2.73%
Net assets, end of period (in millions)                          $18.1
Ratio of expenses to average net assets /a/                      1.71%
Ratio of net investment income (loss) to average net assets /a/(0.58)%
Portfolio turnover rate                                         30.59%
________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      1.71%
Ratio of net investment income (loss) to average net assets /a/(0.58)%

                                                            Period Ended
CLASS B SHARES                                           April 30, 2001 /c/
================================================================================

Net asset value:Beginning of period                             $10.00

Income from Investment Operations
Net investment income (loss)                                    (0.10)
Net realized and unrealized gain (loss) on investments           0.30
________________________________________________________________________________
Total from Investment Operations                                 0.20
________________________________________________________________________________

Less Distributions from:
Net investment income                                             -
Net realized capital gains                                      (0.03)
________________________________________________________________________________
Total Distributions                                             (0.03)
________________________________________________________________________________

Net increase (decrease) in net asset value                       0.17
________________________________________________________________________________
Net asset value: End of period                                 $10.17
________________________________________________________________________________

Total return /b/                                                 2.03%
Net assets, end of period (in millions)                           $1.8
Ratio of expenses to average net assets /a/                      2.57%
Ratio of net investment income (loss) to average net assets /a/(1.42)%
Portfolio turnover rate                                         30.59%
________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      2.57%
Ratio of net investment income (loss) to average net assets /a/(1.42)%

___________________

/a/ Calculated on an annualized basis
. /b/ Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
/c/ Since Fund inception, July 1, 2000.

The AAL Large Company Index Fund II

                                                            Period Ended
CLASS A SHARES                                           April 30, 2001 /c/
================================================================================

Net asset value:Beginning of period                             $10.00

Income from Investment Operations
Net investment income (loss)                                    (0.01)
Net realized and unrealized gain (loss) on investments          (1.50)
________________________________________________________________________________
Total from Investment Operations                                (1.51)
________________________________________________________________________________

Less Distributions from:
Net investment income                                             -
Net realized capital gains                                        -
________________________________________________________________________________
Total Distributions                                               -
________________________________________________________________________________

Net increase (decrease) in net asset value                      (1.51)
________________________________________________________________________________
Net asset value: End of period                                  $8.49
________________________________________________________________________________

Total return /b/                                              (15.10)%
Net assets, end of period (in millions)                          $21.1
Ratio of expenses to average net assets /a/                      1.46%
Ratio of net investment income (loss) to average net assets /a/(0.20)%
Portfolio turnover rate                                          9.25%
________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      1.46%
Ratio of net investment income (loss) to average net assets /a/(0.20)%

                                                            Period Ended
CLASS B SHARES                                           April 30, 2001 /c/
================================================================================

Net asset value:Beginning of period                             $10.00

Income from Investment Operations
Net investment income (loss)                                    (0.06)
Net realized and unrealized gain (loss) on investments          (1.51)
________________________________________________________________________________
Total from Investment Operations                                (1.57)
________________________________________________________________________________

Less Distributions from:
Net investment income                                             -
Net realized capital gains                                        -
________________________________________________________________________________
Total Distributions                                               -
________________________________________________________________________________

Net increase (decrease) in net asset value                      (1.57)
________________________________________________________________________________
Net asset value: End of period                                  $8.43
________________________________________________________________________________

Total return /b/                                              (15.70)%
Net assets, end of period (in millions)                           $1.8
Ratio of expenses to average net assets /a/                      2.33%
Ratio of net investment income (loss) to average net assets /a/(1.06)%
Portfolio turnover rate                                          9.25%
________________________________________________________________________________

If the Fund had paid all of its expenses without the adviser's voluntary expense reimbursement or directed brokerage credits, the ratios would have been as follows:

Ratio of expenses to average net assets /a/                      2.33%
Ratio of net investment income (loss) to average net assets /a/(1.06)%

___________________

/a/ Calculated on an annualized basis
. /b/ Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.
/c/ Since Fund inception, July 1, 2000.

REPORT OF INDEPENDENT ACCOUNTANTS

[PRICEWATERHOUSECOOPERS LOGO APPEARS HERE]

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI 53202
Telephone (414) 216-1600

To the Shareholders and Trustees of
The AAL Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II and The AAL Large Company Index Fund II (eleven of the portfolios constituting The AAL Mutual Funds, the “Funds”) at April 30, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS, LLP

May 21, 2001

Board                             John O. Gilbert-Chairman of the Board
Of                                F. Gregory Campbell
Trustees                          Woodrow E. Eno
                                  Richard L. Gady
                                  Edward W. Smeds
                                  Lawrence M. Woods

Officers                          Robert G. Same-President
                                  James H. Abitz-Vice-President
                                  Woodrow E. Eno-Vice-President
                                  Charles D. Gariboldi-Treasurer
                                  Frederick D. Kelsven-Secretary

Investment                        AAL Capital Management Corporation
Adviser &                         222 West College Avenue
Distributor                       Appleton, WI  54919-0007

Sub-Adviser                       Janus Capital Corporation
The AAL Aggressive Growth Fund    100 Fillmore Street
                                  Denver, CO 80206

Sub-Adviser                       Oechsle International Advisors, LLC
The AAL International Fund        One International Place
                                  Boston, MA 02110

Custodian                         Citibank, N.A.
                                  111 Wall Street
                                  New York, NY  10043

Transfer Agent &                  PFPC, Inc.
Disbursing Agent                  4400 Computer Drive
                                  Westborough, MA  01581

Legal                             Quarles & Brady LLP
Counsel                           411 East Wisconsin Avenue
                                  Milwaukee, WI  53202

Independent                       PricewaterhouseCoopers LLP
Accountant                        Suite 1500
                                  100 East Wisconsin Avenue
                                  Milwaukee, WI  53202

This report is submitted for the information of shareholders of The AAL Mutual Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for The AAL Mutual Funds, which contains more complete information about the Funds, including investment policies, charges and expenses.

[THE ALL MUTUAL FUNDS LOGO APPEARS HERE]

C-50032EAR 6-01